                                                                    Exhibit 10.1

                             AMENDED AND RESTATED
                               CREDIT AGREEMENT

                                     among

                                PROLOGIS TRUST
            (formerly known as Security Capital Industrial Trust),
                                   Borrower

                              NATIONSBANK, N.A.,
                             Administrative Agent

                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                              Documentation Agent

              COMMERZBANK AKTIENGESELLSCHAFT, LOS ANGELES BRANCH,
                               Syndication Agent

                                      and

                           THE LENDERS NAMED HEREIN,
                                    Lenders

                                 $350,000,000

                                     AS OF
                                AUGUST 11, 1998

                    NATIONSBANC MONTGOMERY SECURITIES LLC,
                        Lead Arranger and Book Manager

                               TABLE OF CONTENTS
                               -----------------

                                                                                     Page
                                                                                     ----
SECTION 1   DEFINITIONS AND TERMS...................................................    1
      1.1   Definitions.............................................................    1
      1.2   Time References.........................................................   16
      1.3   Other References........................................................   17
      1.4   Accounting Principles...................................................   17

SECTION 2   COMMITMENT..............................................................   17
      2.1   Revolving Facility......................................................   17
      2.2   Borrowing Procedure.....................................................   18
      2.3   Termination.............................................................   18
      2.4   Swing Line Subfacility..................................................   18
      2.5   Competitive Bid Subfacility.............................................   19

SECTION 3   TERMS OF PAYMENT........................................................   22
      3.1   Notes and Payments......................................................   22
      3.2   Interest and Principal Payments.........................................   22
      3.3   Interest Options........................................................   23
      3.4   Quotation of Rates......................................................   23
      3.5   Default Rate............................................................   23
      3.6   Interest Recapture......................................................   23
      3.7   Interest Calculations...................................................   24
      3.8   Maximum Rate............................................................   24
      3.9   Interest Periods........................................................   24
      3.10  Conversions.............................................................   25
      3.11  Order of Application....................................................   25
      3.12  Sharing of Payments, Etc................................................   25
      3.13  Offset..................................................................   26
      3.14  Booking Borrowings......................................................   26
      3.15  Basis Unavailable or Inadequate for the Eurodollar Rate.................   26
      3.16  Additional Costs........................................................   26
      3.17  Change in Law...........................................................   28
      3.18  Funding Loss............................................................   28
      3.19  Foreign Lenders.........................................................   28
      3.20  Extension of Termination Date...........................................   28
      3.21  Conversion to Term Loan.................................................   29
      3.22  Option to Replace Lenders...............................................   30

SECTION 4   FEES....................................................................   30
      4.1   Treatment of Fees.......................................................   30
      4.2   Administrative Agent Fees...............................................   31
      4.3   Commitment Fees.........................................................   31
      4.4   Extension Fee...........................................................   31
      4.5   Conversion Fee..........................................................   31
      4.6   Competitive Bid Fee.....................................................   31

SECTION 5   CONDITIONS PRECEDENT....................................................   31

SECTION 6   REPRESENTATIONS AND WARRANTIES..........................................   32
      6.1   Purpose of Credit Facility..............................................   32
      6.2   Corporate Existence, Good Standing, Authority and Compliance............   32
      6.3   Affiliates..............................................................   32
      6.4   Authorization and Contravention.........................................   32
      6.5   Binding Effect..........................................................   33
      6.6   Financial Statements; Fiscal Year.......................................   33

                                      (i)

      6.7   Litigation................................................................ 33
      6.8   Taxes..................................................................... 33
      6.9   Environmental Matters..................................................... 33
      6.10  Pension Plans............................................................. 34
      6.11  Properties; Liens......................................................... 34
      6.12  Locations................................................................. 34
      6.13  Government Regulations.................................................... 34
      6.14  Transactions with Affiliates.............................................. 34
      6.15  Liabilities............................................................... 35
      6.16  Insurance................................................................. 35
      6.17  Labor Matters............................................................. 35
      6.18  Solvency.................................................................. 35
      6.19  Full Disclosure........................................................... 35
      6.20  Exemption from ERISA; Plan Assets......................................... 35
      6.21  Intercreditor Agreement................................................... 35
      6.22  Minority Interests........................................................ 35
      6.23  Year 2000 Compliance...................................................... 35

SECTION 7   AFFIRMATIVE COVENANTS..................................................... 36
      7.1   Items to be Furnished..................................................... 36
      7.2   Use of Proceeds........................................................... 37
      7.3   Books and Records......................................................... 38
      7.4   Inspections............................................................... 38
      7.5   Taxes..................................................................... 38
      7.6   Payment of Obligations.................................................... 38
      7.7   Expenses.................................................................. 38
      7.8   Maintenance of Existence, Assets, and Business............................ 38
      7.9   Insurance................................................................. 38
      7.10  Preservation and Protection of Rights..................................... 39
      7.11  Environmental Laws........................................................ 39
      7.12  Indemnification........................................................... 39
      7.13  REIT Status............................................................... 40
      7.14  ERISA Exemptions.......................................................... 40
      7.15  Property Pool............................................................. 40
      7.16  Year 2000 Compliance...................................................... 40
      7.17  Subsidiary Guaranties; Intercompany Indebtedness.......................... 41
      7.18  Hedging Agreements........................................................ 41

SECTION 8   NEGATIVE COVENANTS........................................................ 41
      8.1   Payment of Obligations.................................................... 41
      8.2   Employee Plans............................................................ 41
      8.3   Recourse Debt............................................................. 41
      8.4   Transactions with Affiliates.............................................. 42
      8.5   Compliance with Laws and Documents........................................ 42
      8.6   Loans, Advances and Investments........................................... 42
      8.7   Dividends and Distributions............................................... 44
      8.8   Sale of Assets............................................................ 44
      8.9   Mergers and Dissolutions.................................................. 44
      8.10  Assignment................................................................ 45
      8.11  Fiscal Year and Accounting Methods........................................ 45
      8.12  New Businesses............................................................ 45
      8.13  Government Regulations.................................................... 45
      8.14  Negative Pledge Agreements................................................ 45

SECTION 9   FINANCIAL COVENANTS....................................................... 45
      9.1   Leverage Ratios........................................................... 45
      9.2   Minimum Tangible Net Worth................................................ 45

                                     (ii)

      9.3    Interest Expense Coverage Ratio.......................................... 45
      9.4    Fixed Charge Coverage Ratio.............................................. 45
      9.5    Debt to Total Asset Value Ratio.......................................... 46

SECTION 10   DEFAULT.................................................................. 46
      10.1   Payment of Obligation.................................................... 46
      10.2   Covenants................................................................ 46
      10.3   Debtor Relief............................................................ 46
      10.4   Judgments and Attachments................................................ 46
      10.5   Government Action........................................................ 46
      10.6   Misrepresentation........................................................ 46
      10.7   Default Under Other Agreements........................................... 47
      10.8   Validity and Enforceability of Loan Documents............................ 47
      10.9   Management Changes....................................................... 47
      10.10  Plan Assets.............................................................. 47

SECTION 11   RIGHTS AND REMEDIES...................................................... 47
      11.1   Remedies Upon Default.................................................... 47
      11.2   Waivers.................................................................. 48
      11.3   Performance by Administrative Agent...................................... 48
      11.4   Not in Control........................................................... 48
      11.5   Course of Dealing........................................................ 48
      11.6   Cumulative Rights........................................................ 49
      11.7   Application of Proceeds.................................................. 49
      11.8   Diminution in Value of Collateral........................................ 49
      11.9   Certain Proceedings...................................................... 49

SECTION 12   AGENTS AND LENDERS....................................................... 49
      12.1   Agents................................................................... 49
      12.2   Delegation of Duties; Reliance........................................... 50
      12.3   Limitation of Agents' Liability.......................................... 51
      12.4   Limitation of Liability.................................................. 52
      12.5   Intercreditor Agreement.................................................. 52
      12.6   Confirmation of Intercreditor Agreement.................................. 52

SECTION 13   MISCELLANEOUS............................................................ 52
      13.1   Headings................................................................. 52
      13.2   Nonbusiness Days; Time................................................... 52
      13.3   Communications........................................................... 52
      13.4   Form and Number of Documents............................................. 53
      13.5   Survival................................................................. 53
      13.6   Governing Law............................................................ 53
      13.7   Invalid Provisions....................................................... 53
      13.8   Venue; Service of Process; Jury Trial.................................... 53
      13.9   Amendments, Consents, Conflicts, and Waivers............................. 54
      13.10  Multiple Counterparts.................................................... 54
      13.11  Successors and Assigns; Participations................................... 54
      13.12  Discharge Only Upon Payment in Full; Reinstatement in Certain
             Circumstances............................................................ 56
      13.13  Confidentiality.......................................................... 56
      13.14  Arbitration.............................................................. 57
             (a)  SPECIAL RULES....................................................... 57
             (b)  RESERVATION OF RIGHTS............................................... 57
      13.15  Limitation of Liability of Trustees, Shareholders and Officers of
             Borrower................................................................. 58
      13.16  Entirety................................................................. 58
      13.17  Amendment and Restatement................................................ 58

                                     (iii)

                            SCHEDULES AND EXHIBITS


Schedule 1          Parties, Addresses, Commitments and Wiring Information
Schedule 2          Adjusted Leverage Ratio as of June 30, 1998
Schedule 5          Closing Documents
Schedule 6.2        Jurisdictions of Incorporation, Business, and Names
Schedule 6.7        Litigation
Schedule 6.9        Environmental Matters
Schedule 6.12       Chief Executive Office
Schedule 6.14       Affiliates Transactions
Schedule 6.22       Minority Interests
Schedule 7.17-1     Excluded Guarantors
Schedule 7.17-2     Existing Pledged Indebtedness - Unconsolidated Affiliates
Schedule 8.6        Permitted Minority Interests

Exhibit A-1         Form of Revolving Credit Note
Exhibit A-2         Form of Competitive Bid Note
Exhibit B-1         Borrowing Request
Exhibit B-2         Competitive Bid Request
Exhibit C           Compliance Certificate
Exhibit D           Form of Assignment and Acceptance
Exhibit E           Form of Swing Line Note
Exhibit F           Form of Competitive Bid
Exhibit G           Form of Subsidiary Guaranty
Exhibit H-1         Form of Borrower Pledge Agreement
Exhibit H-2         Form of Subsidiary Pledge Agreement

                                     (iv)

                             AMENDED AND RESTATED
                               CREDIT AGREEMENT

     THIS AMENDED AND RESTATED CREDIT AGREEMENT is dated as of August 11, 1998, among PROLOGIS TRUST (formerly known as SECURITY CAPITAL INDUSTRIAL TRUST), a Maryland real estate investment trust ("BORROWER"), the Lenders (defined below), NATIONSBANK, N.A., a national banking association (successor in interest by merger to NationsBank of Texas, N.A.) ("NATIONSBANK"), for itself and as Administrative Agent for the Lenders (in such capacity, together with its successors and assigns, "ADMINISTRATIVE AGENT"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, for itself and as Documentation Agent (in such capacity, together with its successors and assigns, "DOCUMENTATION AGENT"), COMMERZBANK AKTIENGESELLSCHAFT, LOS ANGELES BRANCH, for itself and as Syndication Agent (in such capacity, together with its successors and assigns, "SYNDICATION AGENT").

                               R E C I T A L S:
                               - - - - - - - -

     1. Reference is hereby made to that certain Credit Agreement dated as of May 3, 1995, by and between Borrower, Administrative Agent, and the Lenders defined therein (the "ORIGINAL CREDIT AGREEMENT").

     2. Administrative Agent, Lenders, and Borrower amended and restated the Original Credit Agreement in its entirety as and pursuant to that certain Amended and Restated Credit Agreement dated as of June 1, 1995 (the "RESTATED CREDIT AGREEMENT").

     3. Administrative Agent, Lenders, and Borrower amended the Restated Credit Agreement pursuant to that certain First Amendment to Credit Agreement dated as of June 1, 1995 and that certain Second Amendment to Credit Agreement dated as of February 15, 1996.

     4. Administrative Agent, Lenders, and Borrower amended and restated the Restated Credit Agreement in its entirety as and pursuant to that certain Amended and Restated Credit Agreement dated as of May 2, 1996 (the "SECOND RESTATED CREDIT AGREEMENT").

     5. Administrative Agent, Lenders, and Borrower amended and restated the Second Restated Credit Agreement in its entirety as and pursuant to that certain Amended and Restated Credit Agreement dated as of May 1, 1997 (the "THIRD RESTATED CREDIT AGREEMENT").

     6. Borrower has requested that Lenders modify certain provisions contained in the Third Restated Credit Agreement.

     7. Administrative Agent, Lenders, and Borrower desire and have agreed to amend and restate the Third Restated Credit Agreement in its entirety as and pursuant to this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1   DEFINITIONS AND TERMS.
----------  ---------------------

      1.1   DEFINITIONS.  Unless otherwise indicated, as used in the Loan
Documents:

     "ADJUSTED LEVERAGE RATIO" means, as of any date, the ratio of (a) all Indebtedness, to (b) Tangible Net Worth, in each case for Borrower and its Consolidated Affiliates, and its and their Unconsolidated Affiliates, calculated on a combined basis in a manner consistent with the calculation set forth on
SCHEDULE 2 (which reflects the calculation of such ratio as of June 30, 1998). Solely for purposes of this ratio, Tangible Net

Worth shall be increased by the amount of consolidated goodwill of Frigoscandia AB and its Consolidated Affiliates set forth on the Financial Statements of such Persons as of March 30, 1998.

     "ADMINISTRATIVE AGENT" is defined in the preamble to this Agreement.

     "AFFILIATE" of a Person means any other individual or entity who directly or indirectly controls, or is controlled by, or is under common control with, that Person. For purposes of this definition "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct (or cause the direction of) management or policies (whether through ownership of voting securities or other ownership interests, by contract, or otherwise).

     "AGENTS" means Administrative Agent, Documentation Agent, and Syndication Agent, and "AGENT" means any one of the Agents.

     "AGREEMENT" means this Credit Agreement, as amended, supplemented, or restated from time to time.

     "APPLICABLE MARGIN" means, at the time of determination thereof, the interest margin over the Base Rate or the Eurodollar Rate, as the case may be, based on the Rating Requirement as follows:

     ====================================================================

               RATING REQUIREMENT                   APPLICABLE MARGIN
     ====================================================================
      Moody's        S & P Rating     DCR         Base Rate   Eurodollar
      Rating                         Rating      Borrowings   Borrowings
     =====================================================================
      Less than      Less than       Less than       0.5%        2.00%
      Baa3 or not    BBB- or not     BBB- or not
      rated          rated           rated
     ---------------------------------------------------------------------
      Baa3           BBB-            BBB-              0%        1.20%
     ---------------------------------------------------------------------
      Baa2           BBB             BBB               0%        1.00%
     ---------------------------------------------------------------------
      Baa1           BBB+            BBB+              0%        0.75%
     ---------------------------------------------------------------------
      A3             A-              A-                0%        0.65%
     ---------------------------------------------------------------------
      A2 or better   A or better     A or better       0%        0.55%
     =====================================================================

     "APPLICABLE PENSION LEGISLATION" means, with respect to any Person, all pension Laws applicable to such Person, including, without limitation, ERISA.

     "BASE RATE" means, for any day, the greater of (a) the sum of the Federal Funds Rate plus one-half of one percent (0.5%), and (b) the annual interest rate most recently announced by Administrative Agent as its prime rate (or, if the Person then acting as Administrative Agent under this Agreement is not a bank organized under the Laws of the United States or any State, then the rate announced by NationsBank, N.A. as its prime rate) in effect at its office in Dallas, Texas, automatically fluctuating upward and downward with and as specified in each announcement without special notice to Borrower or any other Person (which prime rate may not necessarily represent the lowest or best rate actually charged to a customer).

     "BASE RATE BORROWING" means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin.

     "BORROWER" is defined in the preamble to this Agreement.

     "BORROWING" means (without duplication) any amount disbursed by (a) Lenders to or on behalf of Borrower under the Loan Documents (under the Competitive Bid Subfacility, the Swing Line Subfacility, or otherwise), or (b) any Lender in accordance with, and to satisfy the obligations of Borrower under, any Loan Document.

     "BORROWING DATE" means for any Borrowing (a) the date for which funds are requested by Borrower, or (b) the date any Borrowing is converted hereunder to another Type of Borrowing.

     "BORROWING REQUEST" means a request substantially in the form of EXHIBIT
B-1.

     "BUSINESS DAY" means (a) for all purposes, any day other than Saturday, Sunday, and any other day that commercial banks are authorized by Law to be closed in Texas or New York, and (b) for purposes of any Eurodollar Borrowing, a day that satisfies the requirements of CLAUSE (A) and is a day when commercial banks are open for domestic or international business in London.

     "CAPITAL EXPENDITURES" means, on an annual basis, an amount equal to the product of (a) the sum of the total square footage with respect to all completed industrial space in all Properties of Borrower and its Consolidated Affiliates as of the last day of each of the immediately preceding five (5) calendar quarters, divided by five (5), and (b) $0.15.

     "CAPITAL LEASE" means any capital lease or sublease that has been (or under GAAP should be) capitalized on a balance sheet.

     "CASH EQUIVALENTS" means (a) investments and direct obligations of the United States of America or any agency thereof, or obligations fully guaranteed by the United States of America or any agency thereof, provided that such obligations mature within one (1) year of the date of acquisition thereof, (b) commercial paper rated "A-1" (or higher) according to S & P, or "P-1" (or higher) according to Moody's and maturing not more than one hundred eighty (180) days from the date of acquisition thereof, (c) time deposits with, and certificates of deposit and bankers' acceptances issued by, Administrative Agent or any United States bank having capital surplus and undivided profits aggregating at least $1,000,000,000, and (d) mutual funds whose investments are substantially limited to the foregoing.

     "CHANGE IN CONTROL" means, with respect to Borrower, the transfer of beneficial ownership of the outstanding Stock of Borrower such that (a) Security Capital Group Incorporated and/or its Affiliates own, directly or indirectly, less than twenty percent (20%) of the Stock (other than non-voting perpetual preferred Stock) of Borrower, and (b) any Person other than Security Capital Group Incorporated and/or its Affiliates owns, directly or indirectly, more than twenty percent (20%) of the Stock (other than non-voting perpetual preferred Stock) of Borrower.

     "CLOSING DATE" means the date this Agreement is fully executed and delivered.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "COMMITMENT" means, for a Lender, the amount (which is subject to reduction and cancellation as provided in this Agreement) stated beside such Lender's name on SCHEDULE 1 as most recently amended under this Agreement.

     "COMMITMENT PERCENTAGE" means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the Total Commitment.

     "COMPETITIVE BID" means an offer by a Lender to fund a Borrowing under the Competitive Bid Subfacility pursuant to SECTION 2.5.

     "COMPETITIVE BID NOTES" means one of the promissory notes substantially in the form of EXHIBIT A-2, and all renewals, extensions, modifications, rearrangements, and replacements thereof and any and all substitutions therefor, and "COMPETITIVE BID NOTE" means any one of the Competitive Bid Notes.

     "COMPETITIVE BID RATE" means, as to any Competitive Bid made by a Lender pursuant to SECTION 2.5, (a) in the case of a Eurodollar Borrowing, the margin which shall be added to or subtracted from the Eurodollar Rate, and (b) in the case of a Fixed Rate Borrowing, the fixed rate of interest, in each case, offered by the Lender making such Competitive Bid.

     "COMPETITIVE BID REQUEST" means a request for Competitive Bids made pursuant to SECTION 2.5(B) substantially in the form of EXHIBIT B-2.

     "COMPETITIVE BID SUBFACILITY" means the subfacility of the Total Commitment (the Principal Debt of which may never exceed $100,000,000 in the aggregate) as described in, and subject to the limitations of, SECTION 2.5.

     "COMPETITIVE BORROWING" means any Borrowing under the Competitive Bid Subfacility.

     "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT C and signed by a Responsible Officer.

     "CONSENTING LENDERS" is defined in SECTION 3.20.

     "CONSOLIDATED AFFILIATE" means, in respect of any Person, any other Person in whom such Person holds an equity or ownership interest and whose financial results would be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

     "CONSTITUENT DOCUMENTS" means, with respect to any Person, its articles or certificate of incorporation, charter, bylaws, certificates of limited partnership, partnership agreements, limited liability company agreements, organizational documents, and such other documents as may govern such Person's formation or organization.

     "CONSTRUCTION INTEREST" means Interest Expense for the construction of projects on Properties, which Interest Expense is capitalized in accordance with GAAP.

     "CONVERSION DATE" is defined in SECTION 3.21.

     "CONVERSION NOTICE" is defined in SECTION 3.21.

     "CURRENT FINANCIALS" means, at any time, the consolidated Financial Statements of Borrower and its Consolidated Affiliates most recently delivered to Administrative Agent under SECTION 7.1(A) or 7.1(B), as the case may be.

     "CUSTOMARY RECOURSE EXCEPTIONS" means, with respect to any Non-Recourse Debt, exclusions from the exculpation provisions with respect to such Non-Recourse Debt for fraud, misapplication of cash, environmental claims, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financings of real estate.

     "DCR" means Duff & Phelps Credit Rating Co. or, if DCR no longer publishes ratings, then another ratings agency selected by Borrower and acceptable to Administrative Agent.

     "DCR RATING" means the most recently-announced rating from time to time of DCR assigned to any class of long-term senior, unsecured Liability securities issued by Borrower, as to which no letter of credit, guaranty, or third party credit support is in place, regardless of whether all or any part of such Liability has been issued at the time such rating was issued.

     "DEBTOR RELIEF LAWS" means Title 11 of the United States Code and all other applicable state or federal liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws affecting creditors' Rights in effect from time to time.

     "DEBT TO TOTAL ASSET VALUE RATIO" means, for Borrower and its Consolidated Affiliates as of any date, the ratio of (a) all Indebtedness, to (b) Total Asset Value.

     "DEFAULT" is defined in SECTION 10.

     "DEFAULT RATE" means an annual rate of interest equal from day to day to the lesser of (a) the then-existing Base Rate plus four percent (4%), and (b) the Maximum Rate.

     "DISQUALIFIED STOCK" means any of Borrower's Stock which by its terms (or by the terms of any Stock into which it is convertible or for which it is exchangeable or exercisable) (a) matures or is subject to mandatory redemption, pursuant to a sinking fund obligation or otherwise, (b) is convertible into or exchangeable or exercisable for a Liability or Disqualified Stock during the term of this Agreement, (c) is redeemable during the term of this Agreement at the option of the holder of such Stock, or (d) otherwise requires any payments by Borrower, in each case on or before the Termination Date.

     "DISTRIBUTION" means, with respect to any Stock of any Person, (a) the retirement, redemption, purchase, or other acquisition for value of such Stock by such Person, (b) the declaration or payment of any dividend on or with respect to such Stock by such Person, (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of such Stock, and (d) any other payment by that Person with respect to such Stock.

     "DOCUMENTATION AGENT" is defined in the preamble to this Agreement.

     "DOMESTIC PROPERTIES" means each Property located in the United States, and "DOMESTIC PROPERTY" means any one of the Domestic Properties.

     "EBITDA" means, for any Refrigerated Warehouse Property for any period, and without duplication, (a) net income with respect to such Refrigerated Warehouse Property determined in accordance with GAAP, plus (b) extraordinary losses determined in accordance with GAAP and reflected in the determination of net income, minus (c) extraordinary gains determined in accordance with GAAP and reflected in the determination of income, plus (d) losses determined in accordance with GAAP in connection with foreign currency exchange transactions, minus (e) gains determined in accordance with GAAP in connection with foreign currency exchange transactions, plus (f) all amounts deducted in calculating net income, in conformity with GAAP, for Interest Expense, taxes, depreciation, and amortization.

     "ELIGIBLE INSTITUTION" means a commercial bank or a finance company, insurance company, or other financial institution that is regularly engaged in making, purchasing, or investing in loans, but shall not include any Person which is an Affiliate of Borrower.

     "ENVIRONMENTAL LAW" means any Law that relates to the pollution or protection of the environment or to Hazardous Substances.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) which, together with Borrower, are treated as a single employer under Section 414(b) or (c) of the Code (and Section 414(m) or (o) of the Code for purposes of provisions related to Section 412 of the Code).

     "EURODOLLAR BORROWING" means either (a) a Borrowing (other than a Competitive Borrowing) bearing interest at the sum of the Eurodollar Rate plus the Applicable Margin, or (b) a Competitive Borrowing bearing interest at the sum of the Eurodollar Rate plus or minus the margin indicated for such Competitive Borrowing in the related Competitive Bid.

     "EURODOLLAR RATE" means, for any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate (Eurodollar) for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, then the term "EURODOLLAR RATE" shall mean, for any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one (1) rate is specified on Reuters Screen LIBO Page, then the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

     "EXCLUDED DEBT SERVICE" means, for any period, any regularly scheduled principal payments on (a) the Term Loans, (b) any Indebtedness which pays such Indebtedness in full, but only to the extent that the amount of such final payment is greater than the scheduled principal payment immediately preceding such final payment, and (c) any Indebtedness that is rated investment grade or better by at least two (2) of Moody's, S & P, and DCR and issued prior to December 31, 1997 (as such date may be extended for one (1) year for each one- (1-) year extension pursuant to SECTION 3.20).

     "EXTENSION REQUEST" is defined in SECTION 3.20.

     "FEDERAL FUNDS RATE" means, on any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined by Administrative Agent (which determination is conclusive and binding, absent manifest error) to be equal to the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York on the next successive Business Day; provided, however, that (a) if such determination date is not a Business Day, then the Federal Funds Rate for such day shall be the rate for such transactions on the next preceding Business Day as published on the next successive Business Day, or (b) if those rates are not published for any Business Day, then the Federal Funds Rate shall be the average of the quotations at approximately 10:00 a.m. on such Business Day received by Administrative Agent from three (3) federal funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

     "FINANCIAL STATEMENTS" of a Person means balance sheets and statements of earnings, shareholders' equity, and cash flow prepared (a) according to GAAP,
(b) except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year, as applicable, and (c) on a consolidated basis if that Person had any Consolidated Affiliates during the applicable period; provided that Financial Statements for any fiscal quarter may omit footnotes and shall be subject to normal audit adjustments.

     "FIXED CHARGE COVERAGE RATIO" means, as of any date, the ratio of (a) (i) Funds from Operations, plus (ii) Interest Expense, minus (iii) Capital Expenditures, to (b) the sum of (i) Interest Expense, plus (ii) Distributions of any kind or character or other proceeds paid or payable with respect to Disqualified Stock, plus (iii) any regularly scheduled principal payments on Indebtedness (other than Excluded Debt Service), in each case for Borrower and its Consolidated Affiliates and for the four (4) fiscal quarters ending on the date of determination.

     "FIXED RATE BORROWING" means any Competitive Borrowing made from a Lender pursuant to SECTION 2.5 based upon an actual percentage rate per annum offered by such Lender, expressed as a decimal (to no more than four (4) decimal places) and accepted by Borrower.

     "FUNDING LOSS" means, without duplication, any loss, expense, or costs incurred by any Lender (including any loss, expense, or cost incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or maintain any portion of any Borrowing as a Eurodollar Borrowing or a Fixed Rate Borrowing, but excluding loss of anticipated profit) when (a) Borrower fails or refuses (for any reason other than any Lender's failure to comply with this Agreement) to take any Borrowing that it has requested under this Agreement, or (b) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, before the last day of the applicable Interest Period.

     "FUNDS FROM OPERATIONS" means, for Borrower for any period, net earnings (before Distributions in respect of preferred shares) plus depreciation and amortization (exclusive of amortization of financing costs), all as determined in accordance with GAAP; provided that there shall not be included in such calculation (a) any proceeds of any insurance policy other than rental or business interruption insurance received by such Person, (b) any gain or loss which is classified as "extraordinary" in accordance with GAAP, (c) any capital gains and taxes on capital gains (in each case exclusive of such amounts that are attributable to ProLogis Services and other build to suit sales that are considered operating income in accordance with GAAP), (d) any non-recurring and non-cash event that is excluded from Borrower's reported Funds from Operations in its quarterly 10-Q and annual 10-K Financial Statements, (e) any tax expense which is classified as "deferred" in accordance with GAAP, (f) any tax income which is classified as a tax benefit in accordance with GAAP, (g) any foreign exchange gain or loss which is the result of a period ending "mark to market" of intercompany or third-party loans in accordance with GAAP, and (h) gains or losses from sales of depreciated Properties. The Funds from Operations contribution from Unconsolidated Affiliates shall be calculated on the same basis as this definition. Funds from Operations shall be calculated as if all minority interests in Consolidated Affiliates have been converted into Stock of Borrower.

     "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable on the date of this Agreement, subject to changes permitted by SECTION 1.4.

     "HAZARDOUS SUBSTANCE" means any substance (a) the presence of which requires removal, remediation, or investigation under any Environmental Law, or
(b) that is defined or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance under any Environmental Law.

     "HEDGING AGREEMENTS" means any and all agreements, devices, or arrangements designed to protect at least one of the parties thereto from fluctuations of interest rates, exchange rates, or forward rates applicable to such party's assets, liabilities, or exchange transactions, including, without limitation, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, swap, or collar protection agreements, and forward rate currency or interest rate options, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buybacks, reversals, terminations, or assignments of the foregoing.

     "HISTORICAL VALUE" means the purchase price of any Property (including improvements) and ordinary related purchase transaction costs, plus the cost of subsequent capital improvements made by Borrower or a Consolidated Affiliate, less any provision for losses, all as determined in accordance with GAAP.

     "INDEBTEDNESS" means, for any Person, all Liabilities (without duplication) of such Person that are (a) Liabilities for borrowed money of such Person, (b) evidenced by bonds, debentures, notes, or similar instruments of such Person,
(c) obligations to pay the deferred purchase price of assets, services, or Stock, except (i) trade payables arising in the ordinary course of business,
(ii) obligations incurred in the ordinary course of business to pay the purchase price of Stock so long as such obligations are paid within customary settlement terms, and (iii) obligations to purchase Stock (other than Stock of Borrower or any of its Affiliates) pursuant to subscription or Stock purchase agreements in the ordinary course of business, (d) secured by a Lien existing on any property of such Person or any interest of such Person therein, whether or not such Liability shall have been assumed by such Person, (e) Capital Leases, (f) net obligations arising under Hedging Agreements, (g) a guaranty, endorsement, or other contingent obligation of such Person (other than (i) endorsements in the ordinary course of business of negotiable instruments or documents for deposit or collection, and (ii) indemnification obligations and purchase price adjustments pursuant to acquisition agreements entered into in the ordinary course of business), and (h) accounts payable, accrued expenses, and other liabilities which in the aggregate are in excess of five percent (5%) of the amount of total assets of such Person determined in accordance with GAAP plus the amount of any accumulated depreciation with respect to such assets, as of the date of determination.

     "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement dated as of June 1, 1995, among Administrative Agent and Lenders, as modified, amended, or supplemented from time to time.

     "INTEREST EXPENSE" means, for any Person for any period, all of such Person's paid, accrued, or capitalized interest expense on such Person's Indebtedness (whether direct, indirect, or contingent, and including interest on all convertible Liabilities), but excluding (a) Construction Interest, and (b) Interest Expense that is not paid or payable in cash.

     "INTEREST EXPENSE COVERAGE RATIO" means, as of any date, the ratio of (a) the sum of (i) Funds from Operations, plus (ii) Interest Expense to (b) the sum of (i) Interest Expense, plus (ii) Distributions of any kind or character or other proceeds paid or payable with respect to any Disqualified Stock, in each case for

Borrower and its Consolidated Affiliates and calculated for the four (4) fiscal quarters ending on the date of determination.

     "INTEREST PERIOD" has the meaning set forth in SECTION 3.9.

     "INTERNATIONAL PROPERTIES" means each Property located outside the United States, and "INTERNATIONAL PROPERTY" means any one of the International Properties.

     "INTERNATIONAL CONSOLIDATED AFFILIATES" means each Consolidated Affiliate of Borrower that is not organized under the laws of a state located in the United States, and "INTERNATIONAL CONSOLIDATED AFFILIATE" means any one of the International Consolidated Affiliates.

     "INVESTMENT" in any Person means any investment, whether by means of share purchase, loan, advance, extension of credit, capital contribution, or otherwise, in or to such Person, the guaranty of any Liabilities of such Person, or the subordination of any claim against such Person to other Liabilities of such Person.

     "LAWS" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

     "LENDERS" means the financial institutions named on SCHEDULE 1 or on the most recently amended SCHEDULE 1, if any, delivered by Administrative Agent under this Agreement, and, subject to this Agreement, their respective successors and assigns (but not any Participant who is not otherwise a party to this Agreement).

     "LEVERAGE RATIO" means, as of any date, the ratio of (a) all Indebtedness, to (b) Tangible Net Worth, in each case for Borrower and its Consolidated Affiliates on a consolidated basis.

     "LIABILITIES" means (without duplication), for any Person, (a) any obligations required by GAAP to be classified upon such Person's balance sheet as liabilities, (b) any liabilities secured (or for which the holder of the Liability has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) any obligations that have been (or under GAAP should be) capitalized for financial reporting purposes, (d) any guaranties, endorsements, and other contingent obligations with respect to Liabilities or obligations of others, and (e) such Person's Share of all Indebtedness of any Unconsolidated Affiliates of such Person, and "LIABILITY" means any of the Liabilities.

     "LIEN" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other substantially similar arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

     "LITIGATION" means any action by or before any Tribunal.

     "LOAN DOCUMENTS" means (a) this Agreement, certificates and reports delivered under this Agreement, and exhibits and schedules to this Agreement,
(b) the Notes, (c) the Subsidiary Guaranties, (d) the Pledge Agreements, (e) any Hedging Agreements with any Lender, (f) all other agreements, documents, and instruments in favor of any Agent or Lenders (or any Agent on behalf of Lenders) ever delivered in connection with or under this Agreement or otherwise delivered in connection with all or any part of the Obligation, and (g) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     "MATERIAL ADVERSE EVENT" means any circumstance or event that, individually or collectively with other circumstances or events, reasonably is expected to result in any (a) material impairment of the ability of Borrower to perform any of its payment or other material obligations under any Loan Document, (b) material impairment of the ability of Administrative Agent or any Lender to enforce (i) any of the material obligations of Borrower under this Agreement or
(ii) any of their respective Rights under the Loan Documents, and, in the case of (I) and (II), such impairment shall substantially interfere with the realization of the principal legal benefits provided by this Agreement or the other Loan Documents, (c) material and adverse effect on the financial condition of Borrower and its Consolidated Affiliates as a whole as represented to Lenders in the Current Financials, or (d) Default.

     "MAXIMUM AMOUNT" and "MAXIMUM RATE" respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Law, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

     "MOODY'S" means Moody's Investors Service, Inc. or, if Moody's no longer publishes ratings, another ratings agency selected by Borrower and acceptable to Administrative Agent.

     "MOODY'S RATING" means the most recently-announced rating from time to time of Moody's assigned to any class of long-term senior, unsecured Liability securities issued by Borrower, as to which no letter of credit, guaranty, or third party credit support is in place, regardless of whether all or any part of such Liability has been issued at the time such rating was issued.

     "NEW VENTURES" means corporations, limited liability companies, partnerships, joint ventures, and similar entities that are in the business of providing logistics, distribution, or related services, but whose primary business is not the ownership of industrial properties.

     "NOI" means, for any period and any Property owned for three (3) or more months as of any determination date or on which substantial completion of improvements thereon was completed for three (3) or more months as of any determination date, the difference between (a) any cash rentals, proceeds, expense reimbursements, or income received from such Property (but excluding security or other deposits, late fees, early lease termination or other penalties of a non-recurring nature), less (b) all cash costs and expenses (including interest on assessment bonds) incurred as a result of, or in connection with, the development, operation, or leasing of such Property, in each case determined in accordance with GAAP.

     "NON-CONSENTING LENDERS" is defined in SECTION 3.20.

     "NON-INDUSTRIAL PROPERTIES" means Properties that are not used for manufacturing, processing, or warehousing. The term "NON-INDUSTRIAL PROPERTIES" excludes Refrigerated Warehouse Properties.

     "NON-RECOURSE DEBT" means, for any Person, any Indebtedness of such Person in which the holder of such Indebtedness may not look to such Person personally for repayment, other than to the extent of any security therefor or pursuant to Customary Recourse Exceptions.

     "NOTES" means the Revolving Credit Notes, the Swing Line Note, and the Competitive Bid Notes, and "NOTE" means any one of the Notes.

     "OBLIGATION" means all present and future indebtedness and obligations, and all renewals, increases, and extensions thereof, or any part thereof, now or hereafter owed to any Agent or any Lender by Borrower under any Loan Document, together with all interest accruing thereon, fees, costs, and expenses (including all reasonable attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Documents or in connection with the protection of Rights under the Loan Documents.

     "OPERATING SUB-POOL" is defined in SECTION 7.15.

     "ORIGINAL UNPAID PRINCIPAL BALANCE" is defined in SECTION 3.21(A).

     "PARTICIPANT" is defined in SECTION 13.11(B).

     "PENSION PLAN" means an employee pension or benefit plan covered by Title IV of ERISA or any other Applicable Pension Laws and established or maintained by Borrower or any ERISA Affiliate.

     "PERMITTED DISTRIBUTIONS" means, for Borrower for any fiscal year of Borrower, an amount not to exceed ninety-five percent (95%) of Funds from Operations for such fiscal year.

     "PERMITTED LIENS" means (a) Liens granted to any Agent to secure the Obligation, (b) pledges or deposits made to secure payment of worker's compensation (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions, or social security programs, (c) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended and none of which is violated in any material respect by existing or proposed structures or land use, (d) the following: (i) Liens for taxes not yet due and payable or that are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Administrative Agent have been provided; or (ii) Liens imposed by mandatory provisions of law such as for materialmen's, mechanic's, warehousemen's, and other like Liens arising in the ordinary course of business, securing payment of any Liability whose payment is not yet due, (e) Liens for taxes, assessments, and governmental charges or assessments that are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Administrative Agent have been provided, (f) Liens on Properties where Borrower is insured against such Liens by title insurance, (g) Liens securing assessments or charges payable to a property owner association or similar entity, which assessments are not yet due and payable or that are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Administrative Agent have been provided, (h) Liens securing assessment bonds, so long as Borrower or its Consolidated Affiliates are not in material default under the terms thereof,
(i) Liens granted to Borrower by a Consolidated Affiliate or an Unconsolidated Affiliate of Borrower, and (j) leases to tenants of space in Properties that are entered into in the ordinary course of business.

     "PERSON" means any individual, entity, or Tribunal.

     "PLEDGE AGREEMENTS" means (a) the Borrower Pledge Agreement executed by Borrower in substantially the form of EXHIBIT H-1, and (b) the Subsidiary Pledge Agreement executed by Borrower's Consoldiated Affiliates in substantially the form of EXHIBIT H-2, and "PLEDGE AGREEMENT" means any one of the Pledge Agreements.

     "POOL" is defined in SECTION 7.15.

     "POOL CONSOLIDATED AFFILIATES" means (a) ProLogis Services, and (b) Subsidiary Guarantors (i) that have no Recourse Debt (other than to Borrower),
(ii) whose Stock is not subject to any Lien (other than Permitted Liens), (iii) in which Borrower shall have at least similar control as it has with respect to any of the

Consolidated Affiliates set forth on SCHEDULE 8.6, and (iv) in which Borrower has the ability to cause such Subsidiary Guarantors to incur, assume, guarantee, or grant Liens to secure, any Liabilities of Borrower.

     "POTENTIAL DEFAULT" means the occurrence of any event or the existence of any circumstance that would, upon notice or lapse of time or both, become a Default.

     "PREFERRED STOCK SUBSIDIARY" of any Person means a corporation issuing non-voting preferred Stock (or, if applicable, non-voting common Stock) and no more than ten percent (10%) of the issued and outstanding voting common Stock to such Person, which corporation either (a) is a Consolidated Affiliate of such Person, or (b) owns no assets other than (i) investments otherwise permitted under
SECTION 8.6, (ii) securities of Consolidated Affiliates of such Preferred Stock Subsidiary, or (iii) fifty-one percent (51%) or more of the voting Stock of Unconsolidated Affiliates of such Preferred Stock Subsidiary.

     "PRINCIPAL DEBT" means, for a Lender and at any time, the unpaid principal balance of all outstanding Borrowings from such Lender hereunder.

     "PROLOGIS SERVICES" means ProLogis Development Services Incorporated (formerly known as SCI Development Services Incorporated).

     "PROPERTIES" means real estate properties owned by Borrower, a Consolidated Affiliate of Borrower, or an Unconsolidated Affiliate of Borrower, and "PROPERTY" means any one of the Properties.

     "PRO RATA" and "PRO RATA PART" means, when determined for any Lender, the proportion (stated as a percentage) that such Lender's Commitment bears to the Total Commitment, or, if the Total Commitments shall have been terminated, then the proportion (stated as a percentage) that the sum of the Principal Debt owed to such Lender bears to the Total Principal Debt owed to all Lenders.

     "PURCHASER" is defined in SECTION 13.11(C).

     "RATING REQUIREMENT" means, as of any date of determination, the lower of the two (2) highest ratings of the Moody's Rating, the S & P Rating, and the DCR Rating. For purposes hereof, the correlation of the levels or grades of the Moody's Rating, the S & P Rating, and the DCR Rating shall be as set forth in the table included herein in the definition of "APPLICABLE MARGIN" in the column labeled "Rating Requirement." Each change in the Rating Requirement shall be effective commencing on the fifth (5th) Business Day following the earlier to occur of (a) Administrative Agent's receipt of notice from Borrower, as required in SECTION 7.1(K), of a change in the Moody's Rating, the S & P Rating, or the DCR Rating and (b) Administrative Agent's actual knowledge of a change in the Moody's Rating, the S & P Rating, or the DCR Rating.

     "RECOURSE DEBT" means all Indebtedness that is not Non-Recourse Debt; provided that "Recourse Debt" shall not include Recourse Debt of Unconsolidated Affiliates of such Person unless the holder of such Recourse Debt has recourse against such Person for the payment of such Recourse Debt other than to the extent of any security therefor or pursuant to any Customary Recourse Exceptions.

     "REFRIGERATED WAREHOUSE PROPERTIES" means each Property that is a temperature-controlled facility, and "REFRIGERATED WAREHOUSE PROPERTY" means any one of the Refrigerated Warehouse Properties.

     "REIT" means a "real estate investment trust" for purposes of the Code.

     "REPRESENTATIVES" means representatives, officers, directors, employees, attorneys, and agents.

     "REQUIRED LENDERS" means the Lenders required under the Intercreditor Agreement to modify, amend, or waive any term or condition herein, or to require Administrative Agent to take any action hereunder.

     "REQUIRED LEVEL" means, as of any determination date with respect to Properties in the Operating Sub-Pool, the lesser of (a) the aggregate Historical Value less the outstanding balance of any assessment bonds of the Properties in the Operating Sub-Pool, and (b) (i) in the case of Domestic Properties in the Operating Sub-Pool that are not Refrigerated Warehouse Properties, the aggregate NOI of such Properties divided by nine and one quarter percent (9.25%), (ii) in the case of Domestic Properties in the Operating Sub-Pool that are Refrigerated Warehouse Properties, the aggregate EBITDA (adjusted to include a capital reserve of the greater of (x) actual recurring capital expenditures for the twelve (12) month period ending on the date of determination, and (y) $0.10 per cubic foot) of such Refrigerated Warehouse Properties divided by ten percent (10%), and (iii) in the case of International Properties in the Operating Sub-Pool, the aggregate NOI (adjusted to include a capital reserve of $0.15 per square foot and for actual income and withholding taxes) of such Properties divided by eleven percent (11%); provided that for Properties in the Operating Sub-Pool owned for less than three (3) months, the Required Level shall equal the Historical Value of such Properties. For purposes of the foregoing, NOI shall be determined for the twelve- (12-) month period ending on the date of determination; provided, however, that for any Property (i) owned by Borrower or a Consolidated Affiliate for less than twenty-four (24) months as of the date of determination, or (ii) on which substantial completion of improvements thereon was completed less than twenty-four (24) months prior to the date of determination, NOI shall be annualized based upon the NOI of such Property in a manner satisfactory to Administrative Agent.

     "RESERVE REQUIREMENT" means, with respect to any Eurodollar Borrowing for the relevant Interest Period, the actual aggregate reserve requirements (including all basic, supplemental, emergency, special, marginal, and other reserves required by applicable Law) applicable to a member bank of the Federal Reserve System for eurocurrency fundings or liabilities.

     "RESPONSIBLE OFFICER" means any chairman, president, chief executive officer, chief financial officer, controller, secretary, senior vice president, or vice president of Borrower.

     "REVOLVING CREDIT NOTES" means one of the promissory notes substantially in the form of EXHIBIT A-1, and all renewals, extensions, modifications, rearrangements, and replacements thereof and any and all substitutions therefor, and "REVOLVING CREDIT NOTE" means any one of the Revolving Credit Notes.

     "RIGHTS" means rights, remedies, powers, privileges, and benefits.

     "SHARE" means, for any Person, such Person's share of the Total Assets or Liabilities of an Unconsolidated Affiliate based on such Person's percentage ownership of such Unconsolidated Affiliate.

     "SOLVENT" means, as to a Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Liabilities as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

     "S & P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc., a New York corporation, or, if S & P no longer publishes ratings, then another ratings agency selected by Borrower and acceptable to Administrative Agent.

     "S & P RATING" means the most recently-announced rating from time to time of S & P assigned to any class of long-term senior, unsecured Liability securities issued by Borrower, as to which no letter of credit, guaranty, or third party credit support is in place, regardless of whether all or any part of such Liability has been issued at the time such rating was issued.

     "STABILIZED PROPERTIES" means, as of any date, Properties that (a) are owned for the full quarterly period ending on such date, and (b) either (i) have achieved an average occupancy level based upon bona fide tenant leases requiring current rent payments of at least ninety-three percent (93%), or (ii) as of such date, have been owned for not less than twelve (12) consecutive months following Borrower's or a Consolidated Affiliate's acquisition thereof or substantial completion of improvements thereon.

     "STOCK" means all shares, options, warrants, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

     "SUBSIDIARY GUARANTORS" means each Consolidated Affiliate of Borrower executing a Subsidiary Guaranty.

     "SUBSIDIARY GUARANTIES" means (a) an Unconditional Guaranty Agreement in substantially the form of EXHIBIT G, executed by each Consolidated Affiliate (other than International Consolidated Affiliates) of Borrower pursuant to
SECTION 7.17, and (b) any Unconditional Guaranty Agreement in substantially the form of EXHIBIT G and modified to the extent required under applicable Laws, executed by an International Consolidated Affiliate of Borrower pursuant to
SECTION 7.17, in each case as modified, amended, and supplemented from time to time, and "SUBSIDIARY GUARANTY" means any one of the Subsidiary Guaranties.

     "SWING LINE LOAN" means a Borrowing made pursuant to SECTION 2.4.

     "SWING LINE MATURITY DATE" means May 1, 1999, and successive one-year extensions thereof if agreed to in writing by NationsBank in its sole discretion, but in no event, a date later than the Termination Date.

     "SWING LINE NOTE" means that certain promissory note executed by Borrower and payable to the order of NationsBank in the original principal amount of $50,000,000 substantially in the form of EXHIBIT E, and all renewals, extensions, modifications, rearrangements, and replacements thereof and any and all substitutions therefor.

     "SWING LINE SUBFACILITY" means the subfacility under the Total Commitment (the Principal Debt of which may never exceed $50,000,000 in the aggregate), as described in, and subject to the limitations of, SECTION 2.4.

     "SYNDICATION AGENT" is defined in the preamble to this Agreement.

     "TANGIBLE NET WORTH" means, for any Person as of any date, (a) Total Assets less (to the extent included therein) the book value of all assets that would be treated as intangible assets under GAAP (including goodwill, trademarks, trade names, copyrights, patents, deferred charges, and unamortized debt discount and expense), minus (b) all Liabilities of such Person, minus (c) the amount determined in accordance with GAAP attributable to any minority interests in Consolidated Affiliates of such Person.

     "TAXES" means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

     "TERMINATION DATE" means the earlier of (a) May 1, 2000 (subject to annual extensions under SECTION 3.20), and (b) the effective date that Lenders' commitments to lend hereunder are otherwise canceled or terminated in accordance with this Agreement.

     "TERM LOAN" and "TERM LOANS" are defined in SECTION 3.21(A).

     "TOTAL ASSETS" means, for any Person as of any date, (a) such Person's total assets determined in accordance with GAAP, plus (b) accumulated depreciation with respect to such assets, minus (c) the total book value of such Person's equity investments in each Unconsolidated Affiliate of such Person, plus (d) such Person's Share of any total assets determined in accordance with GAAP of each Unconsolidated Affiliate of such Person.

     "TOTAL ASSET VALUE" means, for Borrower and its Consolidated Affiliates as of any date, the sum of (a) aggregate NOI (based on the three- (3-) month period ending on the date of determination and annualized in a manner satisfactory to Administrative Agent) from Stabilized Properties divided by eight and three-quarters of one percent (8.75%), plus (b) the total book value of (i) Properties other than Stabilized Properties, plus (c) the amount of any cash and Cash Equivalents, excluding tenant security and other restricted deposits, plus (d) the total book value of all other assets not described in (A), (B) or (C) above, excluding all intangibles and all equity investments in Unconsolidated Affiliates, plus (e) Borrower's and its Consolidated Affiliates' Share of the total book value of assets of Unconsolidated Affiliates determined in accordance with GAAP. Total Asset Value shall be calculated on a consolidated basis in accordance with GAAP.

     "TOTAL COMMITMENT" means, at any time, the sum of the Commitments of all of the Lenders.

     "TOTAL PRINCIPAL DEBT" means, at any time, the sum of the Principal Debt of all of the Lenders.

     "TRIBUNAL" means any (a) local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

     "TYPE" means any type of Borrowing determined with respect to the applicable interest option.

     "UNCONSOLIDATED AFFILIATE" means, in respect of any Person, any other Person in whom such Person holds Stock and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

     "UNUSED COMMITMENT" means, at any time, (a) the Total Commitment minus (b) the Total Principal Debt.

     1.2 TIME REFERENCES. Unless otherwise specified in the Loan Documents (a) time references are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

     1.3  OTHER REFERENCES.  Unless otherwise specified in the Loan Documents
(a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) headings and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions, (f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

     1.4 ACCOUNTING PRINCIPLES. Under the Loan Documents, unless otherwise stated, (a) GAAP determines all accounting and financial terms and compliance with financial covenants, (b) GAAP in effect on the date of this Agreement determines compliance with financial covenants, (c) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (d) while Borrower has any Consolidated Affiliates, all accounting and financial terms and compliance with financial covenants must be on a consolidated basis, as applicable. If there is a change in GAAP after the date hereof, the Compliance Certificate shall include calculations setting forth the adjustments from the relevant financial items as shown in the Current Financials, based on the then-current GAAP, to the corresponding financial items based on GAAP as used in the Current Financials delivered to Administrative Agent and Lenders on or prior to the date hereof, so as to demonstrate how such financial covenant compliance was derived from the Current Financials; provided that Administrative Agent or Borrower may request the other to, whereupon the other party shall, negotiate in good faith for a period for not more than thirty (30) days regarding amendments to any affected covenants to make such covenants consistent with the prior covenants and GAAP, as then in effect, and, after any such revision as shall be agreed to by Borrower and Administrative Agent, this Agreement will be construed in accordance with GAAP as then in effect.

SECTION 2  COMMITMENT.
---------  ----------

     2.1 REVOLVING FACILITY. Subject to the provisions in the Loan Documents, each Lender severally and not jointly agrees to lend to Borrower one or more Borrowings (except for Competitive Borrowings and Swing Line Loans) hereunder which Borrower may borrow, repay, and reborrow under this Agreement, subject to the following conditions:

     (A) each Borrowing requested by Borrower hereunder must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date;

     (B) each Borrowing requested by Borrower must be in an amount not less than $1,000,000 or a greater integral multiple of $100,000 or, if less, the Unused Commitment less the Principal Debt of any Swing Line Loans;

     (C)   the Total Principal Debt may not exceed the Total Commitment; and

     (D)   no Lender's Principal Debt may exceed such Lender's Commitment.

     2.2 BORROWING PROCEDURE. The following procedures apply to Borrowings (other than Competitive Borrowings and Swing Line Loans):

     (A) Borrower may request a Borrowing by submitting to Administrative Agent a Borrowing Request. The Borrowing Request must be received by Administrative Agent no later than 11:00 a.m. on (i) the third (3rd) Business Day preceding the Borrowing Date for any Eurodollar Borrowing or (ii) the Business Day preceding the Borrowing Date for any Base Rate Borrowing. Administrative Agent shall promptly notify each Lender of its receipt of any Borrowing Request and its contents. A Borrowing Request is irrevocable and binding on Borrower.

     (B) By 11:00 a.m. on the applicable Borrowing Date, each Lender shall remit its Pro Rata Part of each requested Borrowing by wire transfer to Administrative Agent pursuant to Administrative Agent's wire transfer instructions on SCHEDULE 1 (or as otherwise directed by Administrative Agent) in funds that are available for immediate use by Administrative Agent. Subject to receipt of such funds, Administrative Agent shall make such funds available to Borrower in Dallas, Texas at 12:00 noon on such Borrowing Date (unless it has actual knowledge that any applicable condition precedent has not been satisfied by Borrower).

     (C) Absent contrary written notice from a Lender, Administrative Agent may assume that each Lender has made its Pro Rata Part of the requested Borrowing available to Administrative Agent on the applicable Borrowing Date, and Administrative Agent may, in reliance upon such assumption (but is not required to), make available to Borrower a corresponding amount. If a Lender fails to make its Pro Rata Part of any requested Borrowing available to Administrative Agent on the applicable Borrowing Date, Administrative Agent may recover the applicable amount on demand (i) from such Lender, together with interest at the Federal Funds Rate for the period commencing on the date the amount was made available to Borrower by Administrative Agent and ending on (but excluding) the date Administrative Agent recovers the amount from such Lender, or (ii) if such Lender fails to pay its amount upon demand, then from Borrower, together with interest at an annual interest rate equal to the rate applicable to the requested Borrowing for the period commencing on the Borrowing Date and ending on (but excluding) the date Administrative Agent recovers the amount from Borrower. No Lender is responsible for the failure of any other Lender to make its Pro Rata Part of any Borrowing.

     2.3 TERMINATION. Without premium or penalty, and upon giving at least three (3) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may terminate all or part of the unused portion of the Total Commitment, provided that Borrower may not partially terminate the unused portion of the Total Commitment such that the Total Commitment is less than $200,000,000. Each partial termination must be in an amount of not less than $1,000,000 or a greater integral multiple of $1,000,000, and shall be Pro Rata among all Lenders. Once terminated, the Total Commitment may not be increased or reinstated.

     2.4   SWING LINE SUBFACILITY.

     (A) Subject to the terms and conditions hereof, if necessary to meet Borrower's funding deadlines, NationsBank agrees to make Swing Line Loans to Borrower at any time on or prior to the Swing Line Maturity Date, not to exceed an amount at any one time outstanding equal to the lesser of (i) $50,000,000, and (ii) the difference between the Total Commitment and the Total Principal Debt. Swing Line Loans shall constitute "Borrowings" for all purposes hereunder, except that Swing Line Loans shall not be considered a utilization of any Lender's Commitment. Notwithstanding the foregoing, the Total Principal Debt (including, without limitation, all Swing Line Loans) shall not at any time exceed the Total Commitment.

     (B) Each request for a Swing Line Loan shall be in an amount equal to $1,000,000 or a greater integral multiple of $50,000. Borrower may request a Swing Line Loan by submitting a Borrowing Request to Administrative Agent and NationsBank. Such Borrowing Request must be received by Administrative Agent and NationsBank no later than 11:00 a.m. on the Borrowing Date for such Swing Line Loan, provided that Borrower shall have provided telephonic notice to Administrative Agent and NationsBank no later than 11:00 a.m. on the Borrowing Date for such Swing Line Loan. NationsBank shall make such Swing Line Loan available to Borrower in Dallas, Texas at 1:00 p.m. on such Borrowing Date.

     (C) If necessary to meet Borrower's funding deadlines, Administrative Agent may treat any Borrowing Request as a request for a Swing Line Loan from NationsBank and NationsBank may fund it as a Swing Line Loan. Within one (1) Business Day after each Swing Line Loan is funded, NationsBank shall request that each Lender, and each Lender shall, on the first (1st) Business Day after such request is made, purchase a portion of any one or more Swing Line Loans in an amount equal to such Lender's Pro Rata Part of such Swing Line Loans by funding under such Lender's Revolving Credit Note, such purchase to be made in accordance with the terms of SECTION 2.2 of this Agreement just as if such Lender were funding directly to Borrower under its Revolving Credit Note (such that all Lenders other than NationsBank shall fund only under their respective Revolving Credit Note and not under the Swing Line Loan Note). Unless Administrative Agent knew when NationsBank funded a Swing Line Loan that Borrower had not satisfied the conditions in this Agreement to obtain a Borrowing, each Lender's obligation to purchase an interest in all Swing Line Loans shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation (i) any set-off, counterclaim, recoupment, defense, or other right which such Lender or any other Person may have against NationsBank or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Potential Default or Default or the termination of any Lender's Commitment, (iii) the occurrence of any Material Adverse Event,
(iv) any breach of this Agreement or any other Loan Document by Borrower, any of its Affiliates, Administrative Agent, or any other Lender, or (v) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing. Any portion of a Swing Line Loan not so purchased and converted may be treated by NationsBank as a Borrowing which was not funded by the non-purchasing Lenders as contemplated in SECTION 2.2(C) of this Agreement, and as a funding by NationsBank under the Total Commitment in excess of NationsBank's Commitment. Each Swing Line Loan, once so sold, shall cease to be a Swing Line Loan for the purposes of this Agreement, but shall be a Borrowing made under the Total Commitment and each Lender's Commitment.

     2.5   COMPETITIVE BID SUBFACILITY.

     (A) In addition to Borrowings otherwise provided for herein, but subject to the terms and conditions of the Loan Documents, Borrower may, as set forth in this SECTION 2.5, request Lenders to make offers to make Competitive Borrowings under the Total Commitment. Lenders may, but shall have no obligation to, make any such offers, and Borrower may, but shall have no obligation to, accept any such offers. Any Competitive Borrowings made available to Borrower hereunder shall be subject, however, to the conditions that on any date of determination:
(i) the aggregate principal outstanding under all Competitive Borrowings made by all Lenders shall not exceed $100,000,000; (ii) on any date of determination, the Principal Debt of all Borrowings (whether under the Competitive Bid Subfacility, the Swing Line Subfacility, or otherwise) shall not exceed the Total Commitment; and (iii) each Borrowing under the Competitive Bid Subfacility must occur on a Business Day and prior to the Business Day immediately preceding the Termination Date.

     (B) In order to request Competitive Bids, Borrower shall deliver a Competitive Bid Request to Administrative Agent no later than 10:00 a.m. Dallas, Texas time (i) on the fifth (5th) Business Day preceding the Borrowing Date for any requested Competitive Borrowing that will be comprised of Eurodollar Borrowings, or (ii) not later than 9:00 a.m. Dallas, Texas time one (1) Business Day before the Borrowing Date for any requested Competitive Borrowing that will be comprised of Fixed Rate Borrowings. A Competitive Bid Request that does not conform substantially to the format of EXHIBIT B-2 may be rejected by Administrative Agent, and Administrative Agent shall promptly notify Borrower of such rejection. Each

Competitive Bid Request shall refer to this Agreement and shall specify (i) whether the Competitive Borrowing then being requested will be comprised of Eurodollar Borrowings or Fixed Rate Borrowings, (ii) the Borrowing Date of such Competitive Borrowing (which shall be a Business Day) and the aggregate principal amount thereof (which shall not be less than $10,000,000 or a greater integral multiple of $1,000,000), and (iii) the Interest Period with respect thereto (which may not be more than six (6) months and which may not extend beyond the Conversion Date). Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, Administrative Agent shall notify Lenders of the Competitive Bid Request on a form substantially similar to EXHIBIT B-2, pursuant to which Lenders are invited to bid, subject to the terms and conditions of this Agreement, to make Competitive Borrowings pursuant to such Competitive Bid Request. Notwithstanding the foregoing, Administrative Agent shall have no obligation to invite any Lender to make a Competitive Bid pursuant to this SECTION 2.5 until such Lender has delivered a completed Administrative Questionnaire to Administrative Agent.

     (C) Each Lender may make one (1) or more Competitive Bids to Borrower responsive to each respective Competitive Bid Request. Each Competitive Bid by a Lender must be received by Administrative Agent substantially in the form of EXHIBIT F, (i) no later than 11:00 a.m. Dallas, Texas time on the fourth (4th) Business Day preceding the Borrowing Date for any requested Competitive Borrowing that will be comprised of Eurodollar Borrowings, or (ii) prior to 9:00 a.m. Dallas, Texas time on the Borrowing Date for any requested Competitive Borrowing that will be comprised of Fixed Rate Borrowings. Competitive Bids that do not conform substantially to the format of EXHIBIT F may be rejected by Administrative Agent after conferring with, and upon the instruction of, Borrower, and Administrative Agent shall notify the appropriate Lender of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and shall (x) specify the principal amount (which shall be in a minimum principal amount of $5,000,000 or a greater integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by Borrower and may exceed such Lender's Commitment, subject to the limitations set forth in SECTION 2.5(A)) of the Competitive Borrowing such Lender is willing to make to Borrower, (y) specify the Competitive Bid Rate at which such Lender is prepared to make its Competitive Borrowing, and (z) confirm the Interest Period with respect thereto specified by Borrower in its Competitive Bid Request. A Competitive Bid submitted by a Lender pursuant to this SECTION 2.5(C) shall be irrevocable.

     (D) Administrative Agent shall promptly notify Borrower of all Competitive Bids made and the Competitive Bid Rate and the principal amount of each Competitive Borrowing in respect of which a Competitive Bid was made and the identity of the Lender that made each bid.

     (E) Borrower may, subject only to the provisions of this SECTION 2.5(E), accept or reject any or all of the Competitive Bids referred to in SECTION 2.5(C); provided, however, that the aggregate amount of the Competitive Bids so accepted by Borrower may not exceed the principal amount of the Competitive Borrowing requested by Borrower (subject to the further limitations of SECTION 2.5(A)). Borrower shall notify Administrative Agent whether and to what extent it has decided to accept or reject any or all of the bids referred to in SECTION 2.5(C) (i) not later than 10:00 a.m. Dallas, Texas time three (3) Business Days before the Borrowing Date specified for a proposed Competitive Borrowing that is deemed a Eurodollar Borrowing or (ii) not later than 10:00 a.m., Dallas, Texas time on the day specified for a proposed Competitive Borrowing that is deemed a Fixed Rate Borrowing; provided, however, that (A) the failure by Borrower to give such notice shall be deemed to be a rejection of all the bids referred to in SECTION 2.5(C), (B) Borrower shall not accept a bid in the same or lower principal amount made at a particular Competitive Bid Rate if Borrower has decided to reject a bid made at a lower Competitive Bid Rate, (C) if Borrower shall accept bids made at a particular Competitive Bid Rate but shall be restricted by other conditions hereof from borrowing the principal amount of the Competitive Borrowing in respect of which bids at such Competitive Bid Rate have been made, then Borrower shall accept a ratable portion of each bid made at such Competitive Bid Rate based as nearly as possible on the respective principal amounts of the Competitive Borrowing for which such bids were made, and (D) no bid shall be accepted for a Competitive Borrowing unless the aggregate principal amount to be funded pursuant to all accepted bids hereunder shall be in a minimum amount of $10,000,000 or a greater integral multiple of $1,000,000 for each respective Lender whose bid is accepted. Notwithstanding the foregoing, if it is necessary for Borrower to accept a ratable allocation of the bids made in response to a Competitive Bid Request (whether pursuant to the events specified in CLAUSE (Y) above or otherwise) and the available principal amount of the Competitive Borrowing to be allocated among the Lenders submitting Competitive Bids is not sufficient to enable Competitive Borrowings to be allocated to each such Lender in a minimum principal amount of $10,000,000 or a greater integral multiple of $1,000,000, then Borrower shall select the Lenders to be allocated such Competitive Borrowings and shall round allocations up or down to the next higher or lower multiple of $500,000 as it shall deem appropriate. A notice given by Borrower pursuant to this SECTION 2.5(E) shall be irrevocable.

     (F) Administrative Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (which notice to such Lenders whose Competitive Bids have been accepted will be given within one (1) hour (except in the case of Fixed Rate Borrowings, in which case as soon as possible) from the time such bid was accepted by Borrower and shall further indicate in what amount and at what Competitive Bid Rate), and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to advance the Competitive Borrowing in respect of which its bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, Administrative Agent shall notify each bidding Lender of the aggregate principal amount of all Competitive Bids accepted for and the range of Competitive Bid Rates submitted in connection with that Competitive Borrowing.

     (G) If Administrative Agent shall at any time elect to submit a Competitive Bid in its capacity as a Lender, then it shall submit such bid directly to Borrower one-half hour earlier than the latest time at which the other Lenders are required to submit their bids to Administrative Agent pursuant to SECTION 2.5(C).

     (H) The Principal Debt of each Competitive Borrowing and all unpaid interest thereon shall be due and payable on the last day of the applicable Interest Period; provided that if Borrower fails to repay any Competitive Borrowing on such day, then Borrower shall be deemed to have given a Notice of Borrowing requesting Lenders to make a Borrowing hereunder in the amount of such Competitive Borrowing, subject to satisfaction of the conditions specified in
SECTION 5; provided that failure to repay such Competitive Borrowing on the last day of the applicable Interest Period shall not constitute a failure to satisfy such conditions.

SECTION 3  TERMS OF PAYMENT.
---------  ----------------

     3.1   NOTES AND PAYMENTS.

     (A) The Principal Debt (other than Competitive Borrowings and under the Swing Line Loan) shall be evidenced by the Revolving Credit Notes, one payable to each Lender in the stated principal amount of its Commitment. The Principal Debt of all Competitive Borrowings shall be evidenced by the Competitive Bid Notes. The Principal Debt under the Swing Line Loan shall be evidenced by the Swing Line Note.

     (B) Borrower must make each payment and prepayment on the Obligation, without offset, counterclaim, or deduction, to Administrative Agent's principal office in Dallas, Texas, in funds that will be available for immediate use by Administrative Agent by 12:00 noon on the day due. Payments received after such time shall be deemed received on the next Business Day. Administrative Agent shall pay to each Lender any payment to which such Lender is entitled on the same day Administrative Agent receives the funds from

Borrower if Administrative Agent receives the payment or prepayment before 12:00 noon, and otherwise before 12:00 noon on the following Business Day. If and to the extent that Administrative Agent does not make payments to Lenders when due, then unpaid amounts shall accrue interest at the Federal Funds Rate from the due date until (but not including) the payment date.

     3.2   INTEREST AND PRINCIPAL PAYMENTS.

     (A) INTEREST PAYMENTS. Accrued interest on each Borrowing (other than Competitive Borrowings) is due and payable monthly as it accrues on the first
(1st) day of each month during the term hereof (commencing on September 1, 1998) and on the Termination Date. Accrued interest on each Competitive Borrowing is due and payable on the last day of its respective Interest Period; provided that if any such Interest Period is a period greater than three (3) months, then accrued interest on such Competitive Borrowing shall also be due and payable on the date ending each three (3) month period after the commencement of such Interest Period.

     (B) PRINCIPAL PAYMENTS. The Total Principal Debt is due and payable on the Termination Date.

     (C) VOLUNTARY PREPAYMENT. Borrower may voluntarily repay or prepay all or any part of the Total Principal Debt at any time without premium or penalty, subject to the following conditions:

          (I) Administrative Agent must receive Borrower's written payment notice by 11:00 a.m. on (A) the Business Day preceding the date of payment of a Eurodollar Borrowing and (B) the Business Day preceding the date of payment of a Base Rate Borrowing, which shall specify the payment date and the Type and amount of the Borrowing(s) to be paid, and which shall constitute an irrevocable and binding obligation of Borrower to make a repayment or prepayment on the designated date;

          (II) each partial repayment or prepayment must be in a minimum amount of at least $1,000,000 or a greater integral multiple of $100,000, or, if less, the Total Principal Debt; and

          (III)  Borrower shall pay any related Funding Loss upon demand.

Notwithstanding anything contained herein to the contrary, Borrower shall not voluntarily prepay any Competitive Borrowing prior to the last day of the Interest Period therefor.

     3.3 INTEREST OPTIONS. Except as specifically otherwise provided, Borrowings (other than Competitive Borrowings) shall bear interest at an annual rate equal to the lesser of (a) the Base Rate plus the Applicable Margin, or, except for Swing Line Loans, the Eurodollar Rate plus the Applicable Margin (in each case as designated or deemed designated by Borrower and, in the case of Eurodollar Borrowings, for the Interest Period designated by Borrower), and (b) the Maximum Rate. Except as specifically otherwise provided, Competitive Borrowings shall bear interest at an annual rate of interest equal to the lesser of (i) the Competitive Bid Rate, and (ii) the Maximum Rate. Each change in the Base Rate and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of such change.

     3.4 QUOTATION OF RATES. A Representative of Borrower may call Administrative Agent before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Administrative Agent or Lenders or affect the interest rate that is actually in effect when Borrower delivers its Borrowing Request or on the Borrowing Date.

     3.5 DEFAULT RATE. If permitted by Law, all past-due Principal Debt and past-due interest accruing on any of the foregoing, bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

     3.6 INTEREST RECAPTURE. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by applicable Law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

     3.7   INTEREST CALCULATIONS.

     (A) Interest will be calculated on the basis of actual number of days elapsed (including the first day but excluding the last day) but computed as if each calendar year consisted of 360 days for all Borrowings (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Administrative Agent are conclusive and binding absent manifest error.

     (B) The provisions of this Agreement relating to calculation of the Base Rate, the Eurodollar Rate, and the Competitive Bid Rate are included only for the purpose of determining the rate of interest or other amounts to be paid under this Agreement that are based upon those rates. Each Lender may fund and maintain its funding of all or any part of each Borrowing as it selects.

     3.8 MAXIMUM RATE. Regardless of any provision contained in any Loan Document or any document related thereto, it is the intent of the parties to this Agreement that no Agent or any Lender contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligation any amount in excess of the Maximum Rate or the Maximum Amount or receive any unearned interest in violation of any applicable Law, and, if Lenders ever do so, then any excess shall be treated as a partial repayment or prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that is the case and that provision in this Agreement for multiple Borrowings is for convenience only), (b) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary repayments or prepayments and their effects, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation. However, if the Obligation is paid in full before the end of its full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, then Lenders shall refund any excess (and Lenders may not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Amount). If the Laws of the State of Texas are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "weekly ceiling" from time to time in effect under Article 5069-1D.009, Title 79, Revised Civil Statutes of Texas, as amended. Borrower agrees that Chapter 346 of the Texas Finance Code, as amended (which regulates certain revolving credit loan accounts and revolving tri-party accounts), does not apply to the Obligation.

     3.9 INTEREST PERIODS. When Borrower requests any Eurodollar Borrowing or a Fixed Rate Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one (1), two (2), three (3) or six (6) months for Eurodollar Borrowings and any period of up to six (6) months (with respect to any Fixed Rate Borrowing), subject to the following conditions: (a) the initial Interest Period for a Eurodollar Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period for a Eurodollar Borrowing begins on a day for which there exists no numerically corresponding Business Day in the calendar month at the end of the Interest Period ("ENDING CALENDAR MONTH"), then the Interest Period ends on the next succeeding Business Day of the Ending Calendar Month, unless there is no succeeding Business Day in the Ending Calendar Month in which case the Interest Period ends on the next preceding Business Day of the Ending Calendar Month; (c) no Interest Period for any portion of Principal Debt may extend beyond the scheduled repayment date for that portion of Principal Debt; and (d) there may not be in effect at any one time more than twelve (12) Interest Periods (including, without limitation, Interest Periods for Competitive Borrowings). Notwithstanding the foregoing, subject to the foregoing conditions and the consent of Administrative Agent (such consent to be in Administrative Agent's reasonable discretion), Borrower may, not more often than during four (4) thirty
(30) day periods during any twelve (12) month period during the term of this Agreement in anticipation of Borrower's prepayment of Borrowings from equity or debt offerings or financings, elect Interest Periods of seven (7) days, fourteen
(14) days, or twenty-one (21) days.

     3.10 CONVERSIONS. Borrower may (a) on the last day of the applicable Interest Period convert all or part of a Eurodollar Borrowing to a Base Rate Borrowing, (b) at any time convert all or part of a Base Rate Borrowing to a Eurodollar Borrowing, and (c) on the last day of an Interest Period, elect a new Interest Period for a Eurodollar Borrowing. Any such conversion is subject to the dollar limits and denominations of SECTION 2.1 and may be accomplished by delivering a Borrowing Request to Administrative Agent no later than 11:00 a.m.
(i) on the third (3rd) Business Day before (A) the conversion date for conversion to a Eurodollar Borrowing and (B) the last day of the Interest Period, for the election of a new Interest Period, and (ii) one (1) Business Day before the last day of the Interest Period for conversion to a Base Rate Borrowing. Absent Borrower's notice of conversion or election of a new Interest Period, a Eurodollar Borrowing shall be converted to a Base Rate Borrowing when the applicable Interest Period expires.

     3.11  ORDER OF APPLICATION.

     (A) If no Default exists, any payment shall be applied to the Obligation in the order and manner as provided in this Agreement.

     (B) If a Default exists, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) to all fees and expenses for which Administrative Agent or Lenders have not been paid or reimbursed in accordance with the Loan Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt; (iii) to the Principal Debt of any Swing Line Loans; and (iv) to the remaining Obligation in the order and manner as Administrative Agent deems appropriate.

     3.12 SHARING OF PAYMENTS, ETC. If any Lender obtains any amount (whether voluntary, involuntary or otherwise, including as a result of exercising its Rights under SECTION 3.13) that exceeds the part of that payment that such Lender is then entitled to receive under the Loan Documents, then such Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess amount ratably with each other Lender. If all or any portion of any excess amount is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this SECTION may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if such Lender were the direct creditor of Borrower in the amount of that participation.

     3.13 OFFSET. If a Default exists, then each Lender is entitled, but is not obligated, to exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that Borrower may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed to it.

     3.14 BOOKING BORROWINGS. To the extent permitted by Law, any Lender may make, carry or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates. However, no Affiliate is entitled to receive any greater payment under SECTION 3.16 than the transferor Lender would have been entitled to receive with respect to those Borrowings.

     3.15 BASIS UNAVAILABLE OR INADEQUATE FOR THE EURODOLLAR RATE. If (a) Administrative Agent determines that the basis for determining the applicable rate is not available, or (b) any Lender determines that the resulting rate does not accurately reflect the cost to such Lender of making or converting Borrowings at that rate for the applicable Interest Period, then:

           (1) In the case of (A), Administrative Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error), and all Borrowings shall bear interest at the sum of the Base Rate plus the Applicable Margin. Until Administrative Agent notifies Borrower that such circumstances no longer exist, Lenders' commitments under this Agreement to make, or to convert to, Eurodollar Borrowings will be suspended.

           (2) In the case of (B), such Lender shall promptly notify Administrative Agent and Borrower, and all Borrowings of such Lender shall bear interest at the sum of the Base Rate plus the Applicable Margin. Until Administrative Agent notifies Borrower that such circumstances no longer exist, such Lender's commitment under this Agreement to make, or to convert to, Eurodollar Borrowings will be suspended.

     3.16 ADDITIONAL COSTS. With respect to any Law, requirement, request, directive, or change affecting banking institutions generally:

     (A) EUROCURRENCY RESERVES. If any Lender shall be required under any Reserve Requirement to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, then (i) such Lender (through Administrative Agent) shall, within sixty (60) days after the end of any Interest Period with respect to any Eurodollar Borrowing during which such Lender was so required to maintain reserves, deliver to Borrower a certificate stating (A) that such Lender was required to maintain reserves and as a result such Lender incurred additional costs in connection with making Eurodollar Borrowings and (B) in reasonable detail, such Lender's computations of the amount of additional interest payable by Borrower, pursuant to the provisions below, and (ii) Borrower shall, promptly upon receipt of any such certificate, pay to Administrative Agent, for the account to such Lender, additional interest on the unpaid principal amount of each Eurodollar Borrowing of such Lender made to it outstanding during the Interest Period with respect to which the above-referenced certificate was delivered to Administrative Agent, at a rate per annum equal to the difference obtained by subtracting (x) the Eurodollar Rate for such Interest Period from (y) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Reserve Requirement of such Lender for such Interest Period. The amount of interest payable by Borrower to any Lender as stated in any certificate delivered to Administrative Agent pursuant to the provisions of this SECTION 3.16(A) shall be conclusive and binding for all purposes, absent manifest error. The provisions of this SECTION 3.16(A) shall survive the termination of this Agreement.

     (B) RESERVES. With respect to any Eurodollar Borrowing or any Fixed Rate Borrowing, if (i) any change in present Law, any change in the interpretation or application of any present Law, or any future Law imposes, modifies, or deems applicable (or if compliance by any Lender with any such requirement of any Tribunal results in) any such requirement that any reserves (including any marginal, emergency, supplemental or special reserves) be maintained, and (ii) those reserves reduce any sums receivable by such Lender under this Agreement or increase the costs incurred by such Lender in advancing or maintaining any portion of any Eurodollar Borrowing or any Fixed Rate Borrowing, then (unless the effect is already reflected in the rate of interest then applicable under this Agreement) such Lender (through Administrative Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and Borrower shall promptly pay that amount to that Lender upon demand. Such Lender shall notify Administrative Agent and Borrower of any such determination as soon as practicable (but in any event within 120 days) after such Lender obtains actual knowledge of the event or condition prompting such Lender to make such determination, and Borrower shall not be liable for any such amount or amounts that accrue between the date such notification is required to be given and the date notice was actually given. The provisions of and undertakings and indemnification set forth in this paragraph shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

     (C) CAPITAL ADEQUACY. With respect to any Borrowing, if any change in present Law or any future Law regarding capital adequacy or compliance by Administrative Agent or any Lender with any request, directive or requirement now existing or hereafter imposed by any Tribunal regarding capital adequacy, or any change in its written policies or in the risk category of this transaction, reduces the rate of return on its capital as a consequence of its obligations under this Agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, use reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this Agreement) Administrative Agent or such Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall promptly pay that amount to Administrative Agent or such Lender upon demand. Such Lender shall notify Administrative Agent and Borrower of any such determination as soon as practicable (but in any event within 120 days) after such Lender obtains actual knowledge of the event or condition prompting such Lender to make such determination, and Borrower shall not be liable for any such amount or amounts that accrue between the date such notification is required to be given and the date notice was actually given. The provisions of and undertakings and indemnification set forth in this paragraph shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

     (D) TAXES. Any Taxes payable by Administrative Agent or any Lender or ruled (by a Tribunal) payable by Administrative Agent or any Lender in respect of this Agreement or any other Loan Document shall, if permitted by Law, be paid by Borrower, together with interest and penalties, if any (except for (i) (1) Taxes imposed on or measured by the overall net income of Administrative Agent or such Lender, (2) franchise or similar taxes of Administrative Agent or such Lender, and (3) amounts requested to be withheld for Taxes pursuant to the last sentence of SECTION 3.19, and (ii) such interest and penalties incurred as a result of the gross negligence or willful misconduct of Administrative Agent or any Lender). Administrative Agent or such Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall promptly pay that amount to Administrative Agent for its account or the account of such Lender, as the case may be. If Administrative Agent or such Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

     3.17 CHANGE IN LAW. If any Law makes it unlawful for any Lender to make or maintain Eurodollar Borrowings, then such Lender shall promptly notify Borrower and Administrative Agent, and (a) as to undisbursed funds, that requested Borrowing shall be made as a Base Rate Borrowing, and (b) as to any outstanding Borrowing, (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base Rate Borrowing as of the date of notice, and Borrower shall pay any related Funding Loss, or (ii) if not prohibited by Law, the Borrowing shall be converted to a Base Rate Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, then Borrower shall promptly prepay the Borrowing, without penalty, together with any related Funding Loss.

     3.18 FUNDING LOSS. BORROWER AGREES TO INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF EACH LENDER. When any Lender demands that Borrower pay any Funding Loss, such Lender shall deliver to Borrower and Administrative Agent a certificate setting forth in reasonable detail the basis for imposing Funding Loss and the calculation of the amount, which calculation is conclusive and binding absent manifest error. The provisions of and undertakings and indemnification set forth in this paragraph shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

     3.19 FOREIGN LENDERS. Each Lender that is organized under the Laws of any jurisdiction other than the United States of America or any State thereof (a) represents to Administrative Agent and Borrower that (i) no Taxes are required to be withheld by Administrative Agent or Borrower with respect to any payments to be made to it in respect of the Obligation, and (ii) it has furnished to Administrative Agent and Borrower two duly completed copies of U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other tax form acceptable to Administrative Agent (wherein it claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments under the Loan Documents), and (b) covenants to (i) provide Administrative Agent and Borrower a new tax form upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and (ii) comply from time to time with all Laws with regard to the withholding tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Borrower or Administrative Agent (without duplication) may deduct and withhold from interest payments under the Loan Documents United States federal income tax at the full rate applicable under the Code.

     3.20 EXTENSION OF TERMINATION DATE. If no Default or Potential Default exists, Borrower may request one-year extensions of the then-existing Termination Date by making such request in writing (an "EXTENSION REQUEST") to Administrative Agent between seventy-five (75) and ninety (90) days prior to the date that is one (1) year prior to the then-existing Termination Date. The then-existing Termination Date shall be extended for one (1) year only if (i) Administrative Agent and each Lender consent in writing to such extension within thirty (30) days following the receipt of the Extension Request, and (ii) Borrower pays to Administrative Agent the extension fee set forth in SECTION
4.4. The failure to respond by Administrative Agent or any Lender to an Extension Request shall be deemed to be a denial of such consent by such Person.

If Lenders having a Pro Rata Part of at least eighty percent (80%) consent to such extension (such Lenders being "CONSENTING LENDERS" and the Lenders not consenting being "NON-CONSENTING LENDERS"), then the Termination Date shall be extended as to the Consenting Lenders provided that Borrower on or before the then-current Termination Date either (a) pays to the Non-Consenting Lenders the Principal Debt owing to such Non-Consenting Lenders, together with all interest and fees owing to such Non-Consenting Lenders, in which case the Commitments of such Non-Consenting Lenders shall be terminated, or (b) effects an assignment from the Non-Consenting Lenders to a new Lender or Lenders pursuant to SECTION
13.10 who shall consent to the extension of the Termination Date.

     3.21  CONVERSION TO TERM LOAN.

     (A) Subject to the terms and conditions of this Agreement, if any Extension Request shall be denied as provided in SECTION 3.20, then, on the date that is one (1) year prior to the then-existing Termination Date (the "CONVERSION DATE"), Borrower may elect to convert the aggregate unpaid principal amount of the Total Principal Debt (provided that any outstanding Swing Line Loans shall be purchased and converted on or before the Conversion Date in accordance with SECTION 2.4) outstanding on the Conversion Date (such amount being the "ORIGINAL UNPAID PRINCIPAL BALANCE" into a term loan from each Lender (each a "TERM LOAN" and collectively, the "TERM LOANS"), provided that (i) all conditions precedent to a Borrowing set forth in SECTION 5 are satisfied as of the Conversion Date, (ii) no Default exists, (iii) Borrower shall have delivered to Administrative Agent a written request ("CONVERSION NOTICE") to convert the Total Principal Debt to Term Loans at least thirty (30) days prior to the date that is one (1) year prior to the then-current Termination Date, and (iv) Borrower shall have paid the conversion fee set forth in SECTION 4.5.

     (B) Upon the conversion of the Original Unpaid Principal Balance to the Term Loans, the Commitments shall terminate and Borrower shall have no further right to receive, and no Lender shall have the obligation to make, any Borrowings or to extend the Termination Date beyond the scheduled maturity of the Term Loans.

     (C) If Borrower elects to convert the Original Unpaid Principal Balance into Term Loans, then Borrower shall repay the principal balance of the Term Loans in quarterly installments, commencing on the August 1 immediately following the Conversion Date, and thereafter on the first (1st) day of each succeeding November, February, May, and August. The amount of each quarterly principal installment shall be equal to the following amount during the corresponding period:

================================================================================================
                      PERIOD                                   QUARTERLY PAYMENT AMOUNT
================================================================================================
During the First Year After the Conversion Date        An amount equal to the Original Unpaid
                                                       Principal Balance times 1.25%
------------------------------------------------------------------------------------------------
During the Second Year After the Conversion Date       An amount equal to the Original Unpaid
                                                       Principal Balance times 3.75%
------------------------------------------------------------------------------------------------
During the Third Year After the Conversion Date        An amount equal to the Original Unpaid
                                                       Principal Balance times 7.5%
================================================================================================

     (D) If Borrower elects to convert the Original Unpaid Principal Balance into Term Loans, then interest on the unpaid principal of the Term Loans shall continue to accrue and be due and payable as provided in SECTION 3.

     (E) If Borrower elects to convert the Original Unpaid Principal Balance into Term Loans, then the unpaid principal balance of, and accrued interest on, the Term Loans, together with all other amounts due under this Agreement, shall be finally due and payable on the third (3rd) anniversary of the Conversion Date.

     3.22 OPTION TO REPLACE LENDERS. If any Lender shall make demand for payment or reimbursement pursuant to SECTION 3.15(B) or SECTIONS 3.16(A), (B),
(C), or (D), or notify Borrower of the occurrence of the circumstances described in SECTION 3.17, then, provided that (a) no Default has occurred and is continuing, and (b) the circumstances resulting in such demand for payment or reimbursement are not applicable to all Lenders, Borrower may terminate the Commitment of such Lender, in whole but not in part, by either (i) (A) giving such Lender and Administrative Agent not less than five (5) Business Days' written notice thereof, which notice shall be irrevocable and effective only upon receipt thereof by such Lender and Administrative Agent and shall specify the date of such termination, and (B) paying such Lender (and there shall become due and payable) on such date the outstanding Principal Debt of all Borrowings made by such Lender, all interest thereon, and any other Obligation owed to such Lender (including under SECTION 3.18), if any, or (ii) pursuant to the provisions of SECTION 13.11, proposing the introduction of a replacement Lender satisfactory to Administrative Agent, or obtaining the agreement of one or more existing Lenders, to assume the entire amount of the Commitment of the Lender whose Commitment is being terminated, on the effective date of such termination. Upon the satisfaction of all of the foregoing conditions, such Lender that is being terminated shall cease to be a "Lender" for purposes of this Agreement, provided that Borrower shall continue to be obligated to such Lender under
SECTION 7.12 with respect to Indemnified Liabilities (as defined in SECTION 7.12) arising prior to such termination.

SECTION 4  FEES.
---------  ----

     4.1 TREATMENT OF FEES. The fees described in this SECTION 4 (a) are not compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this Agreement, (c) are payable in accordance with SECTION 3.1(B), (d) are non-refundable, (e) to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) are calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 360 days, unless computation would result in an interest rate in excess of the Maximum Rate in which event the computation is made on the basis of a year of 365 or 366 days, as the case may be. The fees described in this SECTION 4 are in all events subject to the provisions of SECTION 3.8.

     4.2 ADMINISTRATIVE AGENT FEES. Borrower shall pay to Administrative Agent, solely for its own account, the fees described in the letter agreement between Borrower and Administrative Agent dated June 1, 1995.

     4.3   COMMITMENT FEES.

     (A) On or before the date hereof, Borrower shall pay to Administrative Agent, for the ratable account of Lenders, a commitment fee of $350,000.00. Such fee shall be in lieu of the extension fee required by Section 4.4 of the Third Restated Credit Agreement.

     (B) Borrower agrees to pay to Administrative Agent for the ratable account of Lenders a commitment fee equal to the sum of the amounts obtained by multiplying each portion of the daily Unused

Commitment times 0.15% per annum. Such commitment fee shall be due and payable on the first (1st) day of each August, November, February, and May during the term hereof, commencing on September 1, 1998, and on the Termination Date, based upon the Unused Commitment for each day during the quarter ending on such date. Solely for purposes of this SECTION 4.3(B) (A) determinations of the average daily Unused Commitment shall exclude the Principal Debt of Competitive Borrowings and Swing Line Loans; and (B) "ratable" means, for any calculation period, with respect to any Lender, the proportion that (x) the average daily unused Commitment of such Lender during the period bears to (y) the aggregate amount of the average daily unused Total Commitment during the period.

     4.4 EXTENSION FEE. Upon each extension of the Termination Date, as provided in SECTION 3.20, Borrower agrees to pay Administrative Agent, on or before the existing Termination Date, for the ratable account of Lenders, an extension fee equal to one-tenth of one percent (.10%) of the Commitments of Lenders.

     4.5 CONVERSION FEE. Borrower agrees to pay to Administrative Agent, for the ratable account of Lenders, a fee equal to one-quarter of one percent (.25%) of the unpaid Principal Debt of the Term Loans (a) on the date that is the first
(1st) anniversary date of the Conversion Date if any portion of the Term Loans is unpaid on that date, and (b) on the date that is the second (2nd) anniversary of the Conversion Date if any portion of the Term Loans is unpaid on that date.

     4.6 COMPETITIVE BID FEE. Each Competitive Bid Request hereunder submitted by Borrower to Administrative Agent shall be accompanied by a competitive bid fee of $1,500 (payable solely to Administrative Agent for its own account) and shall only request bids for a single Borrowing Date.

SECTION 5  CONDITIONS PRECEDENT.  Administrative Agent will not be obligated to
---------  --------------------
fund the initial Borrowing unless Administrative Agent has timely received (a) a Borrowing Request, and (b) all of the items described on SCHEDULE 5. In addition, Administrative Agent will not be obligated to make any Borrowing (including any Competitive Borrowing), unless on the applicable Borrowing Date (and after giving effect to the requested Borrowing): (i) Administrative Agent shall have timely received a Borrowing Request or Notice of Competitive Borrowing, as the case may be; (ii) Administrative Agent shall have received any applicable fees; (iii) all of the representations and warranties of Borrower in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by this Agreement); (iv) no Default or Potential Default exists; and (v) the funding of the Borrowing is permitted by Law. Upon Administrative Agent's request, Borrower shall deliver to Administrative Agent evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing. Each condition precedent in this Agreement (including those on SCHEDULE 5) is material to the transactions contemplated by this Agreement, and time is of the essence with respect to each condition precedent. Administrative Agent may fund any Borrowing without all conditions being satisfied, but, to the extent permitted by Law, that funding and issuance shall not be deemed to be a waiver of the requirement that each condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless Administrative Agent specifically waives each item in writing.

SECTION 6  REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to
---------  ------------------------------
Agents and Lenders as follows:

     6.1 PURPOSE OF CREDIT FACILITY. Borrower will use proceeds of the Borrowings hereunder for working capital and general business purposes of Borrower, its Consolidated Affiliates, and its Unconsolidated Affiliates. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any Borrowing will be used, directly or indirectly, for a purpose that violates any Law, including the provisions of Regulation U.

     6.2 CORPORATE EXISTENCE, GOOD STANDING, AUTHORITY AND COMPLIANCE. Each of Borrower and its Consolidated Affiliates is duly formed, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated or formed as identified on SCHEDULE 6.2 (as supplemented from time to time). Each of Borrower and its Consolidated Affiliates (a) is duly qualified to transact business and is in good standing as a foreign trust, corporation, partnership, limited liability company, or other entity in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing, which jurisdictions are identified on SCHEDULE
6.2 (as supplemented from time to time), (b) possesses all requisite authority, permits, and power to conduct its business as is now being, or is contemplated by this Agreement to be, conducted, and (c) is in compliance with all applicable Laws, except in any such case where violation of the foregoing could not reasonably be expected to result in a Material Adverse Event.

     6.3 AFFILIATES. As of the date of this Agreement, Borrower has no Consolidated Affiliates or Unconsolidated Affiliates except as disclosed on
SCHEDULE 6.2 (as supplemented from time to time to reflect changes as a result of transactions permitted by this Agreement).

     6.4 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by Borrower of each Loan Document or related document to which it is a party and the performance by it of its obligations thereunder (a) are within its trust power, (b) have been duly authorized by all necessary trust action, (c) require no action by or filing with any Tribunal (other than any action or filing that has been taken or made on or before the date of this Agreement), (d) do not violate any provision of its declaration of trust or bylaws, (e) do not violate any provision of Law or order of any Tribunal applicable to it, (f) do not violate any material agreements to which it is a party, or (g) do not result in the creation or imposition of any Lien on any asset of Borrower or any Consolidated Affiliate, except in such case where failure to do so could not reasonably be expected to result in a Material Adverse Event.

     6.5 BINDING EFFECT. Upon execution and delivery by all parties thereto, each Loan Document to which it is a party will constitute a legal and binding obligation of Borrower, enforceable against it in accordance with its terms, subject to applicable Debtor Relief Laws and general principles of equity.

     6.6 FINANCIAL STATEMENTS; FISCAL YEAR. The Current Financials were prepared in accordance with GAAP (except that quarterly Financial Statements may omit footnotes required by GAAP) and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of Borrower and its Consolidated Affiliates as of, and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal audit adjustments). All material liabilities of Borrower and its Consolidated Affiliates as of the date or dates of the Current Financials are reflected therein or in the notes thereto. Except for transactions directly related to, or specifically contemplated by, the Loan Documents or disclosed in the Current Financials, no subsequent material adverse changes have occurred in the consolidated financial condition of Borrower and its Consolidated Affiliates from that shown in the Current Financials, nor has Borrower or any Consolidated Affiliate incurred any subsequent material liability. The fiscal year of Borrower and its Consolidated Affiliates ends on December 31.

     6.7 LITIGATION. Except as disclosed on SCHEDULE 6.7 and as otherwise disclosed pursuant to SECTION 7.1(D)(I), neither Borrower nor any of its Consolidated Affiliates is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to Borrower or such Consolidated Affiliate or, if so adversely determined, is a Material Adverse Event. Except as permitted under SECTION 10.4, no outstanding and unpaid judgments against Borrower or any of its Consolidated Affiliates exist.

     6.8   TAXES.

     (A) All Tax returns of Borrower and its Consolidated Affiliates required to be filed have been filed (or extensions have been granted) before delinquency, except for returns for which the failure to file could not reasonably be expected to result in a Material Adverse Event, and all Taxes imposed upon Borrower and its Consolidated Affiliates that are due and payable have been paid before delinquency or are being contested in good faith by appropriate proceedings diligently conducted and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Administrative Agent have been provided.

     (B) As of the date hereof, no United States federal income tax returns of the "affiliated group" (as defined in the Code) of which Borrower is a member have been examined and closed. The members of such affiliated group have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by or any of them. The charges, accruals and reserves on the books of Borrower in respect of taxes or other governmental charges are, in the opinion of Borrower, adequate.

     (C)   Borrower qualifies as a REIT.

     6.9 ENVIRONMENTAL MATTERS. Except as disclosed on SCHEDULE 6.9, and except for any of the following which could not reasonably be expected to result in a Material Adverse Event, (a) no environmental condition or circumstance exists that adversely affects any of Borrower's or any of its Consolidated Affiliates properties or operations, (b) neither Borrower nor any of its Consolidated Affiliates has received any report of Borrower or any of its Consolidated Affiliates' violation of any Environmental Law, (c) neither Borrower nor any of its Consolidated Affiliates knows that any of Borrower or its Consolidated Affiliates is under any obligation to remedy any violation of any Environmental Law, or (d) no facility of Borrower or any of its Consolidated Affiliates is used for, or to the knowledge of Borrower or any of its Consolidated Affiliates has been used for, storage, treatment or disposal of any Hazardous Substance, except for (i) the storage and use of cleaning and maintenance materials, used and stored in commercially reasonable quantities and in compliance with applicable Environmental Laws, and (ii) light manufacturing and distribution activities of tenants, in compliance with applicable Environmental Laws, provided that such tenants are not primarily engaged in the treatment, processing, recycling or disposal of any Hazardous Substance, or for any other use that would give rise to the release of any Hazardous Substance on such facility. Each of Borrower and its Consolidated Affiliates has taken prudent steps to determine that its properties and operations do not violate any Environmental Law, other than violations that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Event.

     6.10 PENSION PLANS. Except to the extent that any such termination, liability, penalty, or fine would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Event (a) no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under any Applicable Pension Laws, (b) no condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by Borrower or any ERISA Affiliate of any material liability with respect to any contribution thereto, fine, or penalty, and (c) neither Borrower nor any ERISA Affiliate has any material contingent liability with respect to any post-retirement benefit under a Pension Plan.

     6.11 PROPERTIES; LIENS. Each of Borrower and its Consolidated Affiliates has good title to all its property reflected on the Current Financials (except for property that is obsolete or that has been disposed in the ordinary course of business or, after the date of this Agreement, as otherwise permitted by
SECTION 8.10 or SECTION 8.11). Except for Permitted Liens and Liens on Properties acquired by Borrower or a Consolidated

Affiliate, provided that such Liens are not incurred in contemplation of Borrower's or such Consolidated Affiliate's acquisition of such Properties, no Lien exists on any Property of Borrower or any of its Consolidated Affiliates in the Pool, and the execution, delivery, performance, or observance of the Loan Documents will not require or result in the creation of any Lien on any of Borrower's or any of its Consolidated Affiliates' Property in the Pool.

     6.12 LOCATIONS. Borrower's chief executive office is located at the address on SCHEDULE 6.12 (as supplemented from time to time). Borrower's books and records are located at its chief executive office.

     6.13 GOVERNMENT REGULATIONS. Neither Borrower nor any of its Consolidated Affiliates is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

     6.14 TRANSACTIONS WITH AFFILIATES. Except as disclosed on SCHEDULE 6.14 (as supplemented from time to time) (if the disclosures are approved by Administrative Agent) or as permitted by SECTION 8.4, neither Borrower nor any of its Consolidated Affiliates is a party to a material transaction with any of its Affiliates, other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     6.15 LIABILITIES. Except for transactions directly related to, or specifically contemplated or permitted by, the Loan Documents, neither Borrower nor any of its Consolidated Affiliates is an obligor on any Liabilities, other than Liabilities set forth in the Current Financials.

     6.16 INSURANCE. Each of Borrower and its Consolidated Affiliates maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     6.17 LABOR MATTERS. No actual or, to Borrower's knowledge, threatened strikes, labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of Borrower or any of its Consolidated Affiliates that could reasonably be expected to result in a Material Adverse Event exist. All payments due from Borrower or any of its Consolidated Affiliates for employee health and welfare insurance have been paid or accrued as a liability on its books, other than any non-payment that are not, individually or collectively, a Material Adverse Event.

     6.18 SOLVENCY. On each Borrowing Date, Borrower is, and after giving effect to the requested Borrowing will be, Solvent.

     6.19 FULL DISCLOSURE. Each material fact or condition relating to the financial condition or business of Borrower or any of its Consolidated Affiliates which could reasonably be expected to result in a Material Adverse Event has been disclosed to Administrative Agent. All information previously furnished, furnished on the date of this Agreement, and furnished in the future, by Borrower or any of its Consolidated Affiliates to Administrative Agent in connection with the Loan Documents (a) was, is, and will be, true and accurate in all material respects or based on good faith estimates on the date the information is stated or certified, and (b) did not, does not, and will not, fail to state any material fact the omission of which would otherwise make any such information materially misleading, in each case taken as a whole.

     6.20 EXEMPTION FROM ERISA; PLAN ASSETS. The assets of Borrower are not "plan assets" as defined in 29 C.F.R. (S) 2510.3-101(a)(1) (or any successor regulation) of any Pension Plan.

     6.21 INTERCREDITOR AGREEMENT. Borrower is aware of, and has been furnished a copy of, the Intercreditor Agreement.

     6.22 MINORITY INTERESTS. All Consolidated Affiliates of Borrower having minority interests are set forth on SCHEDULE 6.22 (as supplemented from time to time).

     6.23 YEAR 2000 COMPLIANCE. Borrower has (a) initiated a review and assessment of all areas within its and each of its Consolidated Affiliates' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower or any of its Consolidated Affiliates (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Consolidated Affiliates' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

SECTION 7  AFFIRMATIVE COVENANTS.  So long as Lenders are committed to fund any
---------  ---------------------
Borrowings under this Agreement and until the Obligation is paid in full, Borrower covenants and agrees as follows:

     7.1 ITEMS TO BE FURNISHED. Borrower shall cause the following to be furnished to Administrative Agent (with sufficient copies for each Lender):

     (A) Promptly after preparation, and no later than one hundred (100) days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated financial condition and results of operations of Borrower and its Consolidated Affiliates as of, and for the year ended on, that last day, accompanied by:

           (I) the unqualified opinion of the firm of Arthur Andersen & Co. or another firm of nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards, that the Financial Statements were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition and results of operations of Borrower and its Consolidated Affiliates;

           (II) any management letter prepared by the accounting firm delivered in connection with its audit;

           (III) a certificate from the accounting firm to Administrative Agent indicating that during its audit it obtained no knowledge of any Default or Potential Default or, if it obtained knowledge, the nature and period of existence thereof;

           (IV) a Compliance Certificate with respect to the Financial Statements; and

           (V) a certificate listing the Properties in the Pool and Operating Sub-Pool, together with a computation in reasonable detail of the Historical Values and the Required Level and showing Borrower's compliance with SECTIONS 7.15 and 8.14.

     (B) Promptly after preparation, and no later than fifty (50) days after the last day of each fiscal quarter (except the last) of Borrower, (i) Financial Statements showing the consolidated financial condition and results of operations of Borrower and its Consolidated Affiliates for the fiscal quarter and for the period from the beginning of the current fiscal year to the last day of the fiscal quarter, (ii) a Compliance Certificate with respect to the Financial Statements, and (iii) a certificate listing the Properties in the Pool and Operating Sub-Pool, together with a computation in reasonable detail of the Historical Values and the Required Level and showing Borrower's compliance with SECTIONS 7.15 and 8.14.

     (C) Promptly after receipt, a copy of each interim or special audit report and management letter issued by independent accountants with respect to Borrower or any of its Consolidated Affiliates or its financial records.

     (D) Notice, promptly after a Responsible Officer of Borrower knows of (i) the existence and status of any Litigation that, if determined adversely to Borrower or any of its Consolidated Affiliates, could reasonably be expected to result in a Material Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by Borrower or any of its Consolidated Affiliates in any Loan Document, (iii) the receipt by Borrower or any of its Consolidated Affiliates of notice of any violation or alleged violation of any Applicable Pension Legislation or any Environmental Law (which individually or collectively with other violations or allegations could reasonably be expected to result in a Material Adverse Event), or (iv) a Default or Potential Default, specifying the nature thereof and what action Borrower has taken, is taking, or proposes to take.

     (E) Promptly after filing, true, correct, and complete copies of all material reports or filings filed by or on behalf of Borrower or any of its Consolidated Affiliates with any Tribunal (including copies of each Form 10-K, Form 10-Q, and Form S-8 filed by or on behalf of Borrower or any of its Consolidated Affiliates with the Securities and Exchange Commission).

     (F) Promptly after the mailing or delivery thereof, copies of all material reports or other information from Borrower to its shareholders.

     (G) Promptly upon the consummation thereof, a description in reasonable detail of any acquisition of material assets other than investments in industrial Properties.

     (H) Promptly upon any Change in Control, notice of such event together with a description of the transaction giving rise thereto and a list of all shareholders of Borrower after giving effect thereto.

     (I) Promptly upon written request by Administrative Agent and to the extent available after reasonable inquiry by Borrower, a list of all major shareholders of Borrower.

     (J) Promptly upon the filing thereof, the annual report of Borrower filed with the Maryland Department of Corporations.

     (K) Promptly upon the receipt of notice thereof, and in any event within five (5) Business Days after any change in the Moody's Rating, the S & P Rating or the DCR Rating, notice of such change.

     (L) Promptly upon reasonable request by Administrative Agent, information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of Borrower and its Consolidated Affiliates and opinions, certifications, and documents in addition to those mentioned in this Agreement.

     7.2 USE OF PROCEEDS. Borrower shall use the proceeds of Borrowings only for the purposes represented in this Agreement.

     7.3 BOOKS AND RECORDS. Borrower shall, and shall cause each of its Consolidated Affiliates to, maintain books, records, and accounts necessary to prepare financial statements in accordance with GAAP.

     7.4 INSPECTIONS. Upon reasonable request, and subject to SECTION 13.13, Borrower shall, and shall cause each of its Consolidated Affiliates to, allow Administrative Agent (or its Representatives) to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss in the presence of Borrower any of its affairs, conditions, and finances with its other creditors, directors, officers, employees, or representatives from time to time, during reasonable business hours.

     7.5 TAXES. Borrower shall, and shall cause each of its Consolidated Affiliates to, promptly pay when due any and all Taxes, other than Taxes which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

     7.6 PAYMENT OF OBLIGATIONS. Borrower shall, and shall cause each of its Consolidated Affiliates to, promptly pay (or renew and extend) all of their respective material obligations as they become due (unless any such obligations are being contested in good faith by appropriate proceedings).

     7.7 EXPENSES. Borrower shall promptly pay upon reasonable notice (a) all costs, fees, and expenses paid or incurred by Administrative Agent in connection with the arrangement, syndication, and negotiation of the loan evidenced by this Agreement and the other Loan Documents and the negotiation, preparation, delivery, and execution of the Loan Documents and any related amendment, waiver, or consent (including in each case the reasonable fees and expenses of Administrative Agent's counsel), and (b) all costs, fees, and expenses of Administrative Agent and, after the occurrence and during the continuance of a Default, Lenders incurred by Administrative Agent or any Lender in connection with the enforcement of the obligations of Borrower arising under the Loan Documents or the exercise of any Rights arising under the Loan Documents (including reasonable attorneys' fees, expenses, and costs paid or incurred in connection with any workout or restructure and any action taken in connection with any Debtor Relief Laws), all of which shall be a part of the Obligation and shall bear interest, if not paid upon demand, at the Default Rate until repaid.

     7.8 MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS. Except as otherwise permitted by SECTION 8.09, Borrower shall continue, and shall cause each of its Consolidated Affiliates to continue, to engage in business of the same general type as now conducted by Borrower and its Consolidated Affiliates, and will preserve, renew and keep in full force and effect, and will cause each Consolidated Affiliate to preserve, renew and keep in full force and effect, their respective trust or corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business, except in any such case where failure to do so could not reasonably be expected to result in a Material Adverse Event.

     7.9 INSURANCE. Borrower shall, and shall cause each of its Consolidated Affiliates to, maintain with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance acceptable to Administrative Agent concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses. Borrower shall deliver to Administrative Agent (i) at Administrative Agent's request from time to time, full information as to the insurance carried, (ii) within five (5) days of receipt of notice from any insurer a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement, and (iii) forthwith, notice of any cancellation or non-renewal of coverage by Borrower. At Administrative Agent's request, Borrower shall and shall cause each of its Consolidated Affiliates to deliver to Administrative Agent evidence of insurance for each policy of insurance and evidence of payment of all premiums.

     7.10 PRESERVATION AND PROTECTION OF RIGHTS. Borrower shall, and shall cause each of its Consolidated Affiliates to, perform the acts and duly authorize, execute, acknowledge, deliver, file, and record any additional writings as Administrative Agent may reasonably deem necessary or appropriate to preserve and protect the Rights of Administrative Agent and Lenders under any Loan Document.

     7.11 ENVIRONMENTAL LAWS. Borrower shall, and shall cause each of its Consolidated Affiliates to (a) conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, except where failure to comply or take action could not reasonably be expected to result in a Material Adverse Event, and (b) establish and maintain a management system designed to ensure compliance with applicable Environmental Laws and minimize financial and other risks to Borrower and each of its Consolidated Affiliates arising under applicable Environmental Laws or as the result of environmentally related injuries to Persons or property. Borrower shall deliver reasonable evidence of compliance with the foregoing covenant to Administrative Agent within thirty
(30) days after any request from Administrative Agent.

     7.12 INDEMNIFICATION. BORROWER SHALL, AND SHALL CAUSE EACH OF ITS CONSOLIDATED AFFILIATES TO, JOINTLY AND SEVERALLY, INDEMNIFY, PROTECT, AND HOLD AGENTS AND LENDERS AND THEIR RESPECTIVE REPRESENTATIVES, SUCCESSORS, AND ASSIGNS (INCLUDING ALL OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS) (COLLECTIVELY, THE "INDEMNIFIED PARTIES") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, AND PROCEEDINGS AND ALL COSTS, EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS' FEES AND LEGAL EXPENSES WHETHER OR NOT SUIT IS BROUGHT) AND DISBURSEMENTS OF ANY KIND OR NATURE (THE "INDEMNIFIED LIABILITIES") THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE INDEMNIFIED PARTIES, IN ANY WAY RELATING TO OR ARISING OUT OF (A) THE DIRECT OR INDIRECT RESULT OF THE VIOLATION BY BORROWER OR ANY OF ITS CONSOLIDATED AFFILIATES OF ANY ENVIRONMENTAL LAW, (B) BORROWER'S OR ANY OF ITS CONSOLIDATED AFFILIATE'S GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE IN CONNECTION WITH ITS PROPERTIES OF A HAZARDOUS SUBSTANCE (INCLUDING (I) ALL DAMAGES OF ANY USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE, OR (II) THE COSTS OF ANY ENVIRONMENTAL INVESTIGATION, MONITORING, REPAIR, CLEANUP, OR DETOXIFICATION AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL, OR OTHER PLANS), OR
(C) THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN.
HOWEVER, ALTHOUGH EACH INDEMNIFIED PARTY HAS THE RIGHT TO BE INDEMNIFIED UNDER
         ---------------------------------------------------------------------
THE LOAN DOCUMENTS FOR ITS OWN ORDINARY NEGLIGENCE, NO INDEMNIFIED PARTY HAS THE
--------------------------------------------------
RIGHT TO BE INDEMNIFIED UNDER THE LOAN DOCUMENTS FOR ITS OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT. THE PROVISIONS OF AND UNDERTAKINGS AND

INDEMNIFICATION SET FORTH IN THIS PARAGRAPH SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

     7.13 REIT STATUS. At all times, Borrower (including its organization and method of operations and those of its subsidiaries) shall qualify as a REIT.

     7.14 ERISA EXEMPTIONS. The assets of Borrower are not "plan assets" as defined in 29 C.F.R. (S) 2510.3-101(a)(1) (or any successor regulation) of any Pension Plan.

     7.15  PROPERTY POOL.

     (A) Borrower and its Pool Consolidated Affiliates shall, as of any date during the term hereof, own, free and clear of any Liens (other than Permitted Liens), (i) fee simple title to Domestic Properties, and (ii) the equivalent of fee simple title to International Properties, (the Properties and other assets described in (i) and (II) being the "POOL") with an aggregate Historical Value less the outstanding balance of any assessment bonds on such Properties (plus the sum of Borrower's and its Pool Consolidated Affiliates' cash and Cash Equivalents, but only if no Principal Debt is outstanding as of the date of determination) of at least one hundred seventy-five percent (175%) of Borrower's consolidated unsecured Indebtedness outstanding on such date (including unsecured Indebtedness of Unconsolidated Affiliates if the holder of such Indebtedness has recourse against Borrower or a Consolidated Affiliate of Borrower for the payment of such Indebtedness other than to the extent of any security therefor or pursuant to any Customary Recourse Exceptions).

     (B) The Pool must include income-producing operating industrial Domestic Properties and International Properties owned by Borrower or a Pool Consolidated Affiliate (the "OPERATING SUB-POOL"): (i) with a Required Level (plus the sum of Borrower's and its Pool Consolidated Affiliates' cash and Cash Equivalents, but only if no Principal Debt is outstanding as of the date of determination) of at least one hundred fifty percent (150%) of Borrower's consolidated unsecured Indebtedness outstanding from time to time (including unsecured Indebtedness of Unconsolidated Affiliates if the holder of such Indebtedness has recourse against Borrower or a Consolidated Affiliate of Borrower for the payment of such Indebtedness other than to the extent of any security therefor or pursuant to any Customary Recourse Exceptions); (ii) (A) in the case of Properties that are not Refrigerated Warehouse Properties, which have an aggregate occupancy level based on bona fide tenant leases requiring current rent payments of at least eighty-five percent (85%), and (B) in the case of Properties that are Refrigerated Warehouse Properties, which have an aggregate occupancy level based on bona fide tenant leases, licenses, or other agreements requiring current rent or other payments of at least eighty percent (80%), in each case where the occupancy level is the average of the occupancy level for each of the immediately preceding three (3) months; and (iii) for which Borrower and its Pool Consolidated Affiliates must have received from third-party independent environmental consultants, written assessments for each property in, or to be added to, the Operating Sub-Pool that do not disclose any material environmental conditions or risks related to such Properties. Notwithstanding the foregoing, the Operating Sub-Pool shall not, as of any date, include International Properties exceeding twenty percent (20%) of the Required Level as of such date.

     (C) For purposes of calculating the Historical Value or the Required Level, any amounts attributable to Properties owned by an International Consolidated Affiliate whose Subsidiary Guaranty is, pursuant to the requirements of any Laws, limited in amount shall not exceed the amount of Obligation guaranteed by such International Consolidated Affiliate pursuant to its Subsidiary Guaranty.

     7.16 YEAR 2000 COMPLIANCE. Borrower will promptly notify Administrative Agent in the event Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Consolidated Affiliates' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

     7.17  SUBSIDIARY GUARANTIES; INTERCOMPANY INDEBTEDNESS.

     (A) Borrower shall cause each of its Consolidated Affiliates (other than International Consolidated Affiliates and the Consolidated Affiliates listed on
SCHEDULE 7.17-1) to execute a Subsidiary Guaranty. To the fullest extent permitted under applicable Laws, Borrower shall cause each of its International Consolidated Affiliates to execute a Subsidiary Guaranty, except to the extent that the execution of a Subsidiary Guaranty would result in material adverse tax Liabilities to Borrower in the United States.

     (B) Pursuant to the Pledge Agreements, Borrower shall, and shall cause each of its Consolidated Affiliates to, grant to Administrative Agent, for the benefit of Agents and Lenders, a first-priority Lien in all Indebtedness of each Unconsolidated Affiliate (and its Consolidated Affiliates) to Borrower and Borrower's Consolidated Affiliates if the aggregate amount of Indebtedness of such Unconsolidated Affiliate (and its Consolidated Affiliates) to Borrower and Borrower's Consolidated Affiliates equals or exceeds $5,000,000, including, without limitation, the existing Indebtedness listed on SCHEDULE 7.17-2.

     7.18 HEDGING AGREEMENTS. Borrower shall, promptly after the date hereof, enter into such Hedging Agreements in respect of interest rate and currency risks as are reasonably acceptable to Administrative Agent.

SECTION 8  NEGATIVE COVENANTS.  So long as Lenders are committed to fund
---------  ------------------
Borrowings and until the Obligation is paid in full, Borrower covenants and agrees as follows:

     8.1 PAYMENT OF OBLIGATIONS. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, voluntarily prepay principal of, or interest on, any Liabilities other than the Obligation, if a Default or Potential Default exists.

     8.2 EMPLOYEE PLANS. Except where a Material Adverse Event would not result, Borrower shall not, and shall not permit any ERISA Affiliate to, permit any of the events or circumstances described in SECTION 6.10 to exist or occur.

     8.3 RECOURSE DEBT. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, as of any date during the term hereof, create, incur, or suffer to exist any Recourse Debt, other than:

     (A) Recourse Debt (including Indebtedness under this Agreement) not to exceed $700,000,000 in the aggregate at any time outstanding; provided, however, that with respect to any commitments or fundings of Recourse Debt that exceed the Total Commitment, a majority of the lenders providing each such commitment or funding must be Lenders hereunder (unless the Lenders hereunder decline to participate in providing such commitment or funding); and

     (B)   Recourse Debt (i) that has a final maturity date of greater than five
(5) years from the date of incurrence thereof, and (ii) in which no more than fifty percent (50%) of the original principal amount thereof is required to be paid in the first four (4) years of the term thereof; and

     (C) Recourse Debt not to exceed $200,000,000 in the aggregate at any time outstanding assumed by Borrower or any of its Consolidated Affiliates in connection with Borrower's or such Consolidated

Affiliate's acquisition of Properties, provided that such Liability was not incurred in contemplation of Borrower's or Consolidated Affiliate's acquisition; and

     (D) purchase money Recourse Debt not to exceed $200,000,000 the proceeds of which are used to purchase International Properties; and

     (E) Recourse Debt issued by Borrower and rated investment grade or better at the time of issuance by at least two (2) of Moody's, S & P, and DCR; and

     (F) Recourse Debt not to exceed $150,000,000 in the aggregate at any time outstanding secured by International Properties.

     8.4 TRANSACTIONS WITH AFFILIATES. Except as disclosed on SCHEDULE 6.14 (as supplemented from time to time to reflect changes as a result of transactions permitted by this Agreement or approved by Administrative Agent), Borrower shall not, and shall not permit any of its Consolidated Affiliates to, enter into any material transaction with any of its Affiliates, other than (a) transactions with existing shareholders of Consolidated Affiliates and Unconsolidated Affiliates, (b) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate or that comply with the requirements of the North America Security Administrators Association's Statement of Policy of Real Estate Investment Trusts, (c) payments to or from such Affiliates under leases of office space on market terms, (d) payment of fees under property management agreements under terms and conditions available from qualified management companies, (e) intercompany Liabilities and other Investments between Borrower and its Consolidated Affiliates and its Unconsolidated Affiliates otherwise permitted pursuant to this Agreement, and (f) transactions otherwise permitted hereunder.

     8.5 COMPLIANCE WITH LAWS AND DOCUMENTS. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, (a) violate the provisions of any Laws applicable to it or of any material agreement to which it is a party if that violation alone, or when aggregated with all other violations, could reasonably be expected to result in Material Adverse Event, (b) violate the provisions of its charter or bylaws, or (c) repeal, replace or amend any provision of its charter or bylaws if that action could reasonably be expected to result in a Material Adverse Event.

     8.6 LOANS, ADVANCES AND INVESTMENTS. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, have or make any direct or indirect Investments in:

     (A) Raw land (other than land under development or planned for commencement of development within twelve (12) months following the date such land was acquired) exceeding in the aggregate ten percent (10%) of Borrower's Total Assets;

     (B) Non-Industrial Properties and New Ventures exceeding in the aggregate fifteen percent (15%) of Borrower's Total Assets;

     (C) Unconsolidated Affiliates consisting of corporations, limited liability companies, partnerships, joint ventures, and similar entities accounted for on a cost or equity basis (determined in accordance with GAAP) exceeding in the aggregate thirty percent (30%) of Borrower's Total Assets; provided that Investments in any such Unconsolidated Affiliates whose primary business is not the ownership of industrial distribution properties shall not exceed in the aggregate fifteen percent (15%) of Borrower's Total Assets;

     (D) Consolidated Affiliates, other than (i) Consolidated Affiliates through which Borrower invests in Properties and that are existing on the date hereof, and (ii) Consolidated Affiliates through which Borrower invests in Properties and that are formed or acquired after the Closing Date, provided that
(A) Borrower shall own at least fifty-one percent (51%) of the voting control of each such Consolidated Affiliate, and (B) each such Consolidated Affiliate does not constitute more than thirty percent (30%) of Borrower's Total Assets at the time of formation or acquisition thereof;

     (E) ProLogis Services, unless (i) ProLogis Services shall have no Liabilities, other than trade payables incurred in the ordinary course of ProLogis Services' business and loans or advances from Borrower, (ii) except as provided in (III) below, all loans, advances, or extensions of credit from Borrower to ProLogis Services are secured by leasehold loans or first priority liens and security interests (subject only to prior liens and security interests securing performance guaranties granted in the ordinary course of ProLogis Services' business) in real properties developed or acquired by ProLogis Services, (iii) all loans, advances, or extensions of credit from Borrower to ProLogis Services for international purposes (A) are either (x) secured by first priority liens and security interests (subject only to prior liens and security interests securing performance guaranties granted in the ordinary course of ProLogis Services' business) in real properties held for development, under development, and/or acquired by ProLogis Services, or (y) unsecured and payable on demand, and (B) do not exceed $100,000,000 in the aggregate, (iv) ProLogis Services shall be internally managed or managed by Borrower, (v) Borrower shall, at all times, beneficially own at least ninety percent (90%) of the aggregate economic interest in ProLogis Services, (vi) the financial condition and results of operation of ProLogis Services shall be consolidated with those of Borrower for purposes of the Financial Statements or as required by GAAP, (vii) ProLogis Services shall engage primarily in the acquisition and construction of industrial real estate properties, or land that will be used for the construction of such properties, for sale or lease to third parties on an arms-length basis and under market terms, (viii) all equity Investments of Borrower in ProLogis Services do not exceed $40,000,000 in the aggregate, and (ix) all Investments (equity or otherwise) of Borrower in ProLogis Services do not exceed $350,000,000 in the aggregate;

     (F) Any Preferred Stock Subsidiary or Unconsolidated Affiliate (other than ProLogis Services, SCI Logistics, CS Integrated, LLC, and Frigoscandia SA), unless (i) Borrower shall, at all times, beneficially own at least ninety percent (90%) of the aggregate economic interest in such Preferred Stock Subsidiary, (ii) neither such Preferred Stock Subsidiary nor any of its Consolidated Affiliates are prohibited or restricted from making any payments, directly or indirectly, to Borrower by way of Dividends, advances, repayments of loans, repayments of expenses, accruals, or otherwise, other than customary third-party lender debt service covenants or as required by applicable Laws,
(iii) such Preferred Stock Subsidiary is internally managed or managed by Borrower, (iv) such Preferred Stock Subsidiary does not constitute more than fifteen percent (15%) of Borrower's Total Assets at the time of formation or acquisition thereof, and (v) such Preferred Stock Subsidiary owns fifty-one percent (51%) or more of its respective equity Investments, which assets must be otherwise permitted Investments under this SECTION 8.6;

     (G) The Stock of any Person (other than Consolidated Affiliates and Unconsolidated Affiliates permitted by (A) through (F) above), other than Stock received in settlement of Liabilities of such Person created in the ordinary course of business or in other REITs acquired in exchange for Properties not to exceed ten percent (10%) of Borrower's Total Assets;

     (H) Loans, advances, and extensions of credit to Persons (other than loans, advances, and extensions of credit to Consolidated Affiliates and Unconsolidated Affiliates to the extent permitted hereunder), other than loans, advances, and extensions of credit to Persons secured by valid and enforceable first priority liens on real estate for the purpose of acquiring and developing such property for eventual ownership by, or to be acquired by, Borrower prior to, or within a reasonable period of time consistent with a business purpose after, the completion of construction or development of such property;

     (I) International Properties, Consolidated Affiliates domiciled outside of the United States, Unconsolidated Affiliates domiciled outside of the United States, and loans or advances to Consolidated Affiliates and Unconsolidated Affiliates for international purposes exceeding in the aggregate fifty percent (50%) of Borrower's Total Assets; and

     (J) Refrigerated Warehouse Properties (including Investments through Unconsolidated Affiliates) exceeding thirty percent (30%) of Borrower's Total Assets.

     8.7 Dividends and Distributions. Borrower shall not, on a consolidated basis, declare, make, or pay any Distributions, other than (a) Permitted Distributions, and (b) Distributions declared, made, or paid by (i) Borrower wholly in the form of its Stock, and (ii) to the extent it can do so, any Consolidated Affiliate to Borrower. Borrower may not and may not permit any of its Consolidated Affiliates to enter into or permit to exist any arrangement or agreement (other than this Agreement) that prohibits it from paying Distributions to its shareholders.

     8.8 SALE OF ASSETS. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, sell, assign, lease, transfer, or otherwise dispose of any of its assets, other than to Borrower or a Consolidated Affiliate, and except for (a) occasional sales, leases, or other dispositions of immaterial assets for consideration not less than fair market value, (b) sales, leases, or other dispositions of assets that are obsolete or have negligible fair market value, (c) sales of equipment for a fair and adequate consideration (but if replacement equipment is necessary for the proper operation of the business of the seller, the seller must promptly replace the sold equipment), and (d) sales or other transfers of Properties during any twelve (12) month period having a fair market value of not more than twenty percent (20%) of the fair market value of all Properties of Borrower and its Consolidated Affiliates prior to such sale or transfer.

     8.9 MERGERS AND DISSOLUTIONS. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, merge or consolidate with any other Person or liquidate, wind up or dissolve (or suffer any liquidation or dissolution); provided, however, that the foregoing shall not operate to prevent
(a) mergers or consolidations of any Consolidated Affiliate into Borrower or any Consolidated Affiliate (if such transaction does not reduce the net worth of Borrower determined in accordance with GAAP, except for minor transaction costs related to such merger or consolidation), or (b) a merger or consolidation in which Borrower is the surviving entity and, immediately after giving effect to such merger or consolidation, no Change in Control has occurred.

     8.10 ASSIGNMENT. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

     8.11 FISCAL YEAR AND ACCOUNTING METHODS. Borrower shall not change its fiscal year or its method of accounting (other than immaterial changes in methods or as required by GAAP).

     8.12 NEW BUSINESSES. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, engage in any business except (a) in the case of Consolidated Affiliates that are New Ventures, the businesses permitted by
SECTION 8.6, and (b) in all other cases, the businesses in which they are presently engaged and any other reasonably related business (including distribution and logistics services).

     8.13 GOVERNMENT REGULATIONS. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, conduct its business in a way that it becomes regulated under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

     8.14 NEGATIVE PLEDGE AGREEMENTS. Borrower shall not, and shall not permit any of its Consolidated Affiliates to, enter into any negative pledge agreements with any other Person such that Borrower shall be prohibited from granting, or causing any Consolidated Affiliates from granting, to Administrative Agent, for the benefit of Agents and Lenders, a first priority lien and security interest in the Operating Sub-Pool as security for the Obligation in an amount equal to one hundred thirty-three and one-third percent (133.33%) of the Obligation. Nothing herein should be construed as creating a Lien.

SECTION 9    FINANCIAL COVENANTS.  So long as Lenders are committed to fund
---------    -------------------
Borrowings under this Agreement and until the Obligation is paid and performed in full, Borrower covenants and agrees with Agents and Lenders that Borrower will not directly or indirectly permit, in each case for Borrower and its Consolidated Affiliates on a consolidated basis:

     9.1     LEVERAGE RATIOS.

     (A)     The Leverage Ratio, as of any date, to exceed 1.0 to 1.0.

     (B)     The Adjusted Leverage Ratio, as of any date, to exceed 1.0 to 1.0.

     9.2 MINIMUM TANGIBLE NET WORTH. Tangible Net Worth, as of any date, to be less than $1,500,000,000.

     9.3 INTEREST EXPENSE COVERAGE RATIO. The Interest Expense Coverage Ratio, as of the last day of each fiscal quarter during the term hereof, to be less than 2.0 to 1.0.

     9.4 FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter during the term hereof, to be less than 1.75 to 1.0.

     9.5 DEBT TO TOTAL ASSET VALUE RATIO. The Debt to Total Asset Value Ratio, as of any date following the Conversion Date, to exceed .50 to 1.0.

SECTION 10   DEFAULT.  The term "DEFAULT" means the occurrence of any one or
----------   -------
more of the following events:

     10.1 PAYMENT OF OBLIGATION. The failure of Borrower (a) to pay any part of the Obligation (other than the Principal Debt or any other principal of the Obligation) within three (3) days after it becomes due and payable under the Loan Documents, and (b) to pay any Principal Debt or any other principal of the Obligation when it becomes due and payable under the Loan Documents.

     10.2 COVENANTS. The failure of Borrower (and, if applicable, any of its Consolidated Affiliates) to punctually and properly perform, observe and comply with:

     (A) Any covenant or agreement contained in SECTIONS 7.15, 8.3, 8.7, 8.14, and 9; or

     (B) Any other covenant or agreement contained in any Loan Document (other than the covenants to pay the Obligation and the covenants in CLAUSE (A) preceding), and failure continues for thirty (30) days after the first to occur of (i) Borrower knows of or (ii) Borrower receives notice from Administrative Agent of, such failure.

     10.3 DEBTOR RELIEF. Borrower or any of its Consolidated Affiliates (a) is not Solvent, (b) fails to pay its Liabilities generally as they become due,
(c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of any Agent or any Lender granted in the Loan Documents (unless, if the proceeding is involuntary, the applicable petition is dismissed within ninety (90) days after its filing).

     10.4 JUDGMENTS AND ATTACHMENTS. Borrower or any of its Consolidated Affiliates fails, within sixty (60) days after entry, to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $5,000,000 (individually or collectively) or any warrant of attachment, sequestration or similar proceeding against Borrower or any of its Consolidated Affiliates' assets having a value (individually or collectively) of $5,000,000 which is neither (a) stayed on appeal nor (b) diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on its books in accordance with GAAP.

     10.5 GOVERNMENT ACTION. (a) A final non-appealable order is issued by any Tribunal (including the United States Justice Department) requiring Borrower or any of its Consolidated Affiliates, to divest all or a substantial portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation or similar Laws, or (b) any Tribunal condemns, seizes, or otherwise appropriates, or takes custody or control of all or any substantial portion of the assets of Borrower and its Consolidated Affiliates, taken as a whole.

     10.6 MISREPRESENTATION. Any material representation or warranty made by Borrower contained in any Loan Document at any time proves to have been incorrect in any material respect when made.

     10.7    DEFAULT UNDER OTHER AGREEMENTS.

     (A) Borrower or any of its Consolidated Affiliates shall fail to make any payment in respect of any Liability when due or within any applicable grace period; provided that the failure of Borrower or any of its Consolidated Affiliates to make any payment when due or within any applicable grace period in respect of (i) any Recourse Debt arising in one or more related or unrelated transactions in an aggregate principal amount not exceeding $10,000,000, and
(ii) any non-recourse Liabilities arising in one or more related or unrelated transactions in an aggregate principal amount not exceeding $50,000,000, shall not constitute a Default hereunder; or

     (B) the acceleration of the maturity of any Liabilities of Borrower or any of its Consolidated Affiliates or default shall occur in the payment of any Liabilities of Borrower or any of its Consolidated Affiliates or in respect of any note or credit agreement relating to any such Liabilities and such default shall continue for more than the period of grace, if any, specified therein or otherwise granted by the lender thereof; provided that the acceleration of the maturity of (i) any Recourse Debt arising in one or more related or unrelated transactions in an aggregate principal amount not exceeding $10,000,000, and
(ii) any non-recourse Liabilities arising in one or more related or unrelated transactions in an aggregate principal amount not exceeding $50,000,000 shall not constitute a Default hereunder;

     10.8 VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. Except in accordance with its terms or as otherwise expressly permitted by this Agreement, any Loan Document at any time after its execution and delivery ceases to be in full force and effect in any material respect or is declared by a Tribunal to be null and void or its validity or enforceability is contested by Borrower or Borrower denies that it has any further liability or obligations under any Loan Document to which it is a party.

     10.9    MANAGEMENT CHANGES.

     (A) During any period of twelve (12) consecutive calendar months, individuals who were directors or trustees of Borrower on the first day of such period shall cease to constitute a majority of the board of directors or trustees of Borrower; provided, however, that the directors or trustees of Borrower may include new directors or trustees that (i) are an officer or employee of an Affiliate, or (ii) that are required in order (as a practical matter) for the majority of the board of directors or trustees of Borrower to be independent directors or trustees.

     (B) Borrower shall change its present executive management, which change could result in a Material Adverse Event.

     10.10 Plan Assets. The assets of Borrower at any time constitute "plan assets" as defined in 29 C.F.R. (S) 2510.3-101(a)(1) (or any successor regulation).

SECTION 11   RIGHTS AND REMEDIES.
----------   -------------------

     11. REMEDIES UPON DEFAULT.

     (A) If a Default (i) occurs under SECTION 10.3(C) or (ii) occurs and is continuing under SECTION 10.3(A), (B) OR (D), the commitment to extend credit under this Agreement automatically terminates, the entire unpaid balance of the Obligation automatically becomes due and payable without any action of any kind whatsoever.

     (B)     If a Default occurs and is continuing, subject to the terms of
SECTION 12.3(B), Administrative Agent may do any one or more of the following:
(i) if the maturity of the Obligation has not already been accelerated under
SECTION 11.1(A), declare the entire unpaid balance of all or any part of the Obligation immediately due and payable, whereupon it is due and payable; (ii) terminate the commitments of Lenders to extend credit under this Agreement;
(iii) reduce any claim to judgment; (iv) to the extent permitted by Law, exercise (or request each Lender to, and each Lender is entitled to, exercise) the Rights of offset or banker's Lien against the interest of Borrower and its Consolidated Affiliates in and to every account and other property of Borrower and its Consolidated Affiliates that are in the possession of any Agent or any Lender to the extent of the full amount of the Obligation (and to the extent permitted by Law, Borrower and its Consolidated Affiliates are deemed directly obligated to each Lender in the full amount of the Obligation for this purpose); and (v) exercise any and all other legal or equitable Rights afforded by the Loan Documents, the Laws of the State of Texas, or any other applicable jurisdiction.

     11.2 WAIVERS. To the extent permitted by Law, Borrower waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to all or any part of the Obligation is not affected by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, or by any release or change in any security for the payment of all or any part of the Obligation.

     11.3 PERFORMANCE BY ADMINISTRATIVE AGENT. If any covenant, duty, or agreement of Borrower is not performed in accordance with the terms of the Loan Documents, then Administrative Agent may, while a Default exists, at its option, perform or attempt to perform that covenant, duty or agreement on behalf of

Borrower (and any amount expended by Administrative Agent in its performance or attempted performance is payable by Borrower to Administrative Agent on demand, becomes part of the Obligation, and bears interest at the Default Rate from the date of Administrative Agent's expenditure until paid). However, no Agent or any Lender assumes or shall have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of Borrower.

     11.4 NOT IN CONTROL. None of the covenants or other provisions contained in any Loan Document shall, or shall be deemed to, give Agents or Lenders the Right to exercise control over the assets (including real property), affairs, or management of Borrower or any of its Consolidated Affiliates; the power of Agents and Lenders is limited to the Right to exercise the remedies provided in this SECTION 11.

     11.5 COURSE OF DEALING. The acceptance by Agents or Lenders of any partial payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by Agents or Lenders of any Default shall be deemed to be a waiver of any other then-existing or subsequent Default. No delay or omission by Agents or Lenders in exercising any Right under the Loan Documents will impair that Right or be construed as a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

     11.6 CUMULATIVE RIGHTS. All Rights available to Agents and Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to Agents and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Agents or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

     11.7 APPLICATION OF PROCEEDS. Any and all proceeds ever received by Agents or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to SECTION 3.11.

     11.8 DIMINUTION IN VALUE OF COLLATERAL. No Agent or any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or hereafter securing payment or performance of all or any part of the Obligation (other than diminution in or loss of value caused by its gross negligence or willful misconduct).

     11.9 CERTAIN PROCEEDINGS. Borrower will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or any Lender reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or authorization of any Tribunal or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because Borrower agrees that Agents' and Lenders' remedies at Law for failure of Borrower to comply with the provisions of this paragraph would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this paragraph may be specifically enforced.

SECTION 12   AGENTS AND LENDERS.
----------   ------------------

     12.1    AGENTS.

     (A) APPOINTMENT OF ADMINISTRATIVE AGENT. Each Lender appoints Administrative Agent (and Administrative Agent accepts appointment) as its nominee and agent, in its name and on its behalf: (i) to act as its nominee and on its behalf in and under all Loan Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents or the Intercreditor Agreement); (iv) to receive all documents and items to be furnished to it under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any collateral, if any, for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Loan Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Administrative Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable Law.

     (B) SUCCESSOR ADMINISTRATIVE AGENT. Administrative Agent may voluntarily resign. If the initial or any successor Administrative Agent ever ceases to be a party to this Agreement or if the initial or any successor Administrative Agent ever resigns or is removed, then the successor Administrative Agent shall be appointed as provided in the Intercreditor Agreement. So long as no Default has occurred and is continuing, Borrower shall have the right to consent to any successor Administrative Agent that is not a Lender at the time of such appointment. Any successor Administrative Agent must be a commercial bank having a combined capital and surplus of at least $10,000,000,000 (as shown on its most recently published statement of condition) and whose debt obligations (or whose parent's debt obligations) are rated not less than investment grade or its equivalent by Moody's or S & P. Upon its acceptance of appointment as successor Administrative Agent, the successor Administrative Agent succeeds to and becomes vested with all of the Rights of the prior Administrative Agent, and the prior Administrative Agent is discharged from its duties and obligations of Administrative Agent under the Loan Documents, and each Lender shall execute the documents that any Lender, the resigning or removed Administrative Agent, or the successor Administrative Agent reasonably request to reflect the change. After any Administrative Agent's resignation as Administrative Agent under the Loan Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was Administrative Agent under the Loan Documents.

     (C)     DOCUMENTATION AGENT.   Documentation Agent, in such capacity, shall
have no rights, duties, or obligations hereunder, except as specifically provided in this Agreement. Documentation Agent (a) may voluntarily resign by notice to Administrative Agent, Lenders, and Borrower, and (b) shall resign upon the request of the Required Lenders for cause. Upon the resignation of Documentation Agent, the Required Lenders may elect to designate a successor Documentation Agent (which, if no Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld), which must be a Lender who is a commercial bank having a combined capital and surplus of at least $10,000,000,000 (as shown on its most recently published statement of condition)and whose debt obligations (or whose parent's debt obligations) are rated not less than investment grade or its equivalent by Moody's or S & P.

     (D) SYNDICATION AGENT. Syndication Agent, in such capacity, shall have no rights, duties, or obligations hereunder, except as specifically provided in this Agreement. Syndication Agent (a) may voluntarily resign by notice to Administrative Agent, Lenders, and Borrower, and (b) shall resign upon the request of the Required Lenders for cause. Upon the resignation of Syndication Agent, the Required Lenders may elect to designate a successor Syndication Agent (which, if no Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld), which must be a Lender who is a commercial bank having a combined capital and surplus of at least $10,000,000,000 (as shown on its most recently published statement of condition)and whose debt obligations (or whose parent's debt obligations) are rated not less than investment grade or its equivalent by Moody's or S & P.

      12.2 DELEGATION OF DUTIES; RELIANCE. Lenders may perform any of their duties or exercise any of their Rights under the Loan Documents by or through Administrative Agent, and Lenders and Administrative Agent may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives. Administrative Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent or any Lender (but nothing in this CLAUSE (A) permits Administrative Agent to rely on (i) oral statements if a writing is required by this agreement or (ii) any other writing if a specific writing is required by this agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligation for all purposes until, written notice of the assignment or transfer is given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in such Lender's portion of the Obligation until that notice is given and received), (c) are not deemed to have notice of the occurrence of a Default unless a responsible officer of Administrative Agent, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or Administrative Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Administrative Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

      12.3     LIMITATION OF AGENTS' LIABILITY.

     (A) EXCULPATION. No Agent or any of its Representatives will be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and no Agent or any of its Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (but nothing in this Agreement negates the obligation of Administrative Agent to account for funds received by it for the account of any Lender).

     (B) INDEMNITY. Unless indemnified to its satisfaction against loss, cost, liability, and expense, Administrative Agent may not be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If Administrative Agent requests instructions from Lenders, with respect to any act or action in connection with any Loan Document, then Administrative Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Administrative Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Administrative Agent as a result of Administrative Agent's acting or refraining from acting under this Agreement in accordance with instructions of Required Lenders.

     (C) RELIANCE. Administrative Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Administrative Agent in respect of, (i) the creditworthiness of Borrower and its Consolidated Affiliates and the risks involved to such Lender,
(ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document (except by Administrative Agent), (iii) any representation, warranty, document, certificate, report, or statement made therein (except by Administrative Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of Borrower and its Consolidated Affiliates. EACH LENDER AGREES TO INDEMNIFY ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S PRO RATA PART OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY BORROWER. ALTHOUGH ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES
                          -----------------------------------------------------
HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN
--------------------------------------------------------------------------
ORDINARY NEGLIGENCE, ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES DO NOT HAVE
-------------------
THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

      12.4 LIMITATION OF LIABILITY. No Lender or any Participant will incur any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither Administrative Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

      12.5 INTERCREDITOR AGREEMENT. Administrative Agent and Lenders agree that, so long as no Default has occurred and is continuing, they will not amend or modify SECTION 2.03 or the related definitions therein (including the definition of "Required Lenders") of the Intercreditor Agreement without the prior written consent of Borrower, which consent shall not be unreasonably withheld.

      12.5 CONFIRMATION OF INTERCREDITOR AGREEMENT. Agents and Lenders hereby (a) confirm the terms, conditions, rights, and obligations set forth in the Intercreditor Agreement and (b) that all references to the "Credit Agreement" in the Intercreditor Agreement shall be to this Agreement, as modified, amended, extended, or restated from time to time.

SECTION 13  MISCELLANEOUS.
----------  -------------

      13.1 HEADINGS. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

      13.2 NONBUSINESS DAYS; TIME. Any payment or action that is due under any Loan Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a Eurodollar Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

      13.3 COMMUNICATIONS. Unless otherwise specifically provided, whenever any Loan Document requires or permits any consent, approval, notice, request, demand, or other communication from one party to another, communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the appropriate telex number and the appropriate answerback is received, (b) if by telecopy, when transmitted to the appropriate telecopy number (and all communications sent by telecopy must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the telecopy shall be deemed to have been delivered), (c) if by mail, on the fifth (5th) Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, certified mail, return receipt requested, and deposited in the appropriate official postal service, or
(d) if by any other means, when actually delivered. Until changed by notice pursuant to this Agreement, the address (and telecopy number) for each party to a Loan Document is set forth on SCHEDULE 1.

      13.4 FORM AND NUMBER OF DOCUMENTS. The form, substance, and number of counterparts of each writing to be furnished under this Agreement must be satisfactory to Administrative Agent and its counsel.

      13.5 SURVIVAL. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents survive all closings under the Loan Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

      13.6 GOVERNING LAW. Except as expressly provided in a Loan Document, the Laws (other than conflict-of-laws provisions) of the State of Texas and of the United States of America govern the Rights and duties of the parties to the Loan Documents and the validity, construction, enforcement, and interpretation of the Loan Documents.

      13.7 INVALID PROVISIONS. Any provision in any Loan Document held to be illegal, invalid or unenforceable is fully severable; the appropriate Loan Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Agents, Lenders, and Borrower agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid and enforceable. However, if the provision held to be illegal, invalid or unenforceable is a material part of this Agreement, such invalid, illegal or unenforceable provision shall be, to the extent permitted by Law, replaced by a clause or provision judicially construed and interpreted to be as similar in substance and content to the original terms of such illegal, invalid or unenforceable clause or provision as the context thereof would reasonably allow, so that such clause or provision would thereafter be legal, valid and enforceable.

      13.8 VENUE; SERVICE OF PROCESS; JURY TRIAL. EACH PARTY TO ANY LOAN DOCUMENT, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS (AND IN THE CASE OF BORROWER, FOR EACH OF ITS CONSOLIDATED AFFILIATES), (a) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS, (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN DISTRICT COURTS OF DALLAS OR HARRIS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN OR SOUTHERN DISTRICT OF TEXAS, DALLAS OR HOUSTON DIVISION, (c) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE AFOREMENTIONED COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (d) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND-DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, (e) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (f) IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT

OF ANY LOAN DOCUMENT. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower (for itself and on behalf of each of its Consolidated Affiliates) acknowledges that these waivers are a material inducement to each Agent's and each Lender's agreement to enter into a business relationship, that each Agent and each Lender has already relied on these waivers in entering into this Agreement, and that each Agent and each Lender will continue to rely on each of these waivers in related future dealings. Borrower (for itself and on behalf of each of its Consolidated Affiliates) further warrants and represents that it has reviewed these waivers with its legal counsel, and that it knowingly and voluntarily agrees to each waiver following consultation with legal counsel. THE WAIVERS IN THIS SECTION 13.8 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, OR REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN DOCUMENT. In the event of Litigation, this Agreement may be filed as a written consent to a trial by the court.

     13.9     AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS.

     (A) Any provision of the Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and Administrative Agent; provided that no such amendment or waiver shall be effective, without the consent of the Required Lenders as provided in the Intercreditor Agreement furnished to Borrower.

     (B) Any conflict or ambiguity between the terms and provisions of this Agreement and terms and provisions in any other Loan Document is controlled by the terms and provisions of this Agreement to the extent (and only to the extent) of such conflict.

     (C) No course of dealing or any failure or delay by any Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of any Agent or any Lender under this Agreement operates as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Lenders to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

     13.10 MULTIPLE COUNTERPARTS. Any Loan Document may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of thereof, it shall not be necessary to produce or account for more than one counterpart. Each Lender need not execute the same counterpart of this Agreement so long as identical counterparts are executed by Borrower, each Lender, and each Agent. This Agreement shall become effective when counterparts of this Agreement have been executed and delivered to Administrative Agent by each Lender, each Agent, and Borrower, or, in the case only of Lenders, when Administrative Agent has received telecopied, telexed or other evidence satisfactory to it that each Lender has executed and is delivering to Administrative Agent a counterpart of this Agreement.

     13.11     SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

     (A) Each Loan Document binds and inures to the benefit of the parties thereto, any intended beneficiary thereof, and each of their respective successors and permitted assigns. No Lender may, without the prior written consent of Administrative Agent and, so long as no Default has occurred and is continuing, Borrower, transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation, except as specifically permitted by this SECTION 13.11.

     (B) Subject to the provisions of this section and in accordance with applicable Law, any Lender having a Commitment equal to or greater than $25,000,000, or if the Total Commitments have been terminated, then Notes having outstanding Principal Debt equal to or greater than $25,000,000, may, in the ordinary course of its commercial banking business, at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation; provided that (i) each such participation is not less than $10,000,000, (ii) except in the case of participations of Competitive Borrowings or to any of such Lender's Affiliates, Administrative Agent and, so long as no Default has occurred and is continuing, Borrower have consented to such participation, such consents not to be unreasonably withheld, and (iii) after giving effect to such participation, the Lender granting such participation shall retain a Commitment of at least $15,000,000, or if the Total Commitments have been terminated, then Notes having outstanding Principal Debt of at least $15,000,000. The selling Lender shall remain a "Lender" under this Agreement (and the Participant shall not constitute a "Lender" under this Agreement) and its obligations under this Agreement shall remain unchanged. The selling Lender shall remain solely responsible for the performance of its obligations under the Loan Documents and shall remain the holder of its share of the Principal Debt for all purposes under this Agreement. Borrower and Administrative Agent shall continue to deal solely and directly with the selling Lender in connection with such Lender's Rights and obligations under the Loan Documents. Participants have no Rights under the Loan Documents, other than certain voting Rights as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation outstanding from time to time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to such Lender under SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification or waiver of any Loan Document, except to the extent the amendment, modification or waiver extends the due date for payment of any principal, interest or fees due under the Loan Documents, reduces the interest rate or the amount of principal or fees applicable to the Obligation (except reductions contemplated by this Agreement), or releases any guaranty or collateral, if any, for the Obligation. However, if a Participant is entitled to the benefits of SECTION 3 or a Lender grants Rights to its Participants to approve amendments to or waivers of the Loan Documents respecting the matters described in the previous sentence, then such Lender must include a voting mechanism in the relevant participation agreement whereby a majority of its portion of the Obligation (whether held by it or participated) shall control the vote for all of such Lender's portion of the Obligation.

     (C) Subject to the provisions of this section, any Lender may at any time, in the ordinary course of its commercial banking business, (i) without the consent of Borrower or Administrative Agent, assign all or any part of its Rights and obligations under the Loan Documents to any of its Affiliates so long as such Affiliate is an Eligible Institution (each a "PURCHASER") and (ii) upon the prior written consent of Administrative Agent, and so long as no Default has occurred and is continuing, Borrower, such consents not to be unreasonably withheld, assign to any other Eligible Institution (each of which is also a "PURCHASER") a proportionate part (not less than $15,000,000 and an integral multiple of $1,000,000) of all or any part of its Rights and obligations under the Loan Documents; provided that (x) each such assignment shall exclude Competitive Borrowings, unless the assigning Lender is selling all of its Rights and obligations under the Loan Documents, and (y) after giving effect to such assignment, unless the assigning Lender is assigning all of its Rights and Commitments hereunder, the Lender granting such assignment shall retain a Commitment of at least $15,000,000, or if the Total Commitments have been terminated, then Notes having outstanding Principal Debt of at least $15,000,000. Notwithstanding the foregoing, each Agent shall, at all times prior to its resignation or replacement as an Agent hereunder, retain a minimum Commitment of $25,000,000, or if the Total Commitments have been terminated, then Notes having outstanding Principal Debt of at least $25,000,000. In each case, the Purchaser shall assume those Rights and obligations under an assignment agreement substantially in the form of EXHIBIT D. Upon (i) delivery of an executed copy of the assignment agreement to Borrower and Administrative Agent and (ii) payment of a fee of $3,000 from the transferor to

Administrative Agent, from and after the assignment's effective date (which shall be after the date of delivery), the Purchaser shall for all purposes be a Lender party to this Agreement and shall have all the Rights and obligations of a Lender under this Agreement to the same extent as if it were an original party to this Agreement with commitments as set forth in the assignment agreement, and the transferor Lender shall be released from its obligations under this Agreement to a corresponding extent, and, except as provided in the following sentence, no further consent or action by Borrower, Lenders, or any Agent shall be required. Upon the consummation of any transfer to a Purchaser under this CLAUSE (C), the then-existing SCHEDULE 1 shall automatically be deemed to reflect the name, address, and Commitment of such Purchaser, Administrative Agent shall deliver to Borrower and Lenders an amended SCHEDULE 1 reflecting those changes, Borrower shall execute and deliver to each of the transferor Lender and the Purchaser a Revolving Credit Note in the face amount of its respective Commitment following transfer, and, upon receipt of its new Revolving Credit Note, the transferor Lender shall return to Borrower the Revolving Credit Note previously delivered to it under this Agreement. A Purchaser is subject to all the provisions in this SECTION as if it were a Lender signatory to this Agreement as of the date of this Agreement.

     (D) Any Lender may at any time, without the consent of Borrower or Administrative Agent, assign all or any part of its Rights under the Loan Documents to a Federal Reserve Bank without releasing the transferor Lender from its obligations thereunder.

     (E) Notwithstanding any contrary provision in this Agreement, a Lender may not sell or participate any of its interests for a purchase price that, directly or indirectly, reflects a discount from face value, without first offering the sale or participation to the other Lenders on a Pro Rata basis (which must be accepted or rejected within five (5) Business Days after the offer).

      13.12 DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Borrower's obligations under the Loan Documents remain in full force and effect until the Total Commitment is terminated and the Obligation is paid in full (except for provisions under the Loan Documents which by their terms expressly survive payment of the Obligation and termination of the Loan Documents). If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower or any other obligor on the Obligation under any Loan Document is rescinded or must be restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, the obligations of Borrower under the Loan Documents with respect to that payment shall be reinstated as though the payment had been due but not made at that time.

      13.13 CONFIDENTIALITY. Each Lender agrees to hold any confidential information which (a) it has received prior to the Closing Date from Borrower which is confidential and is not otherwise publicly available, and (b) it may receive from Borrower pursuant to this Agreement after the Closing Date which Borrower has marked "confidential" and is not otherwise publicly available, in confidence, except (i) to other Lenders, (ii) to legal counsel, accountants, and other professional advisors to such Lender who agree to be bound by the terms of this Section, (iii) to regulatory officials, but only to the extent required by such officials, (iv) upon prior notice to Borrower (which Lenders agree shall be delivered as promptly as practicable), in connection with or response to compliance with any Law or at the request of any Tribunal, but only to the extent required by such Law or Tribunal, (v) upon prior notice to Borrower (which Lenders agree shall be delivered as promptly as practicable), in connection with any legal proceedings to which such Lender is a party, but only to the extent required by such proceedings, and (vi) to prospective Participants or Purchasers who agree to be bound by the terms of this Section.

      13.14 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS

AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF J.A.M.S./ENDISPUTE, INC. OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

      (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF ADMINISTRATIVE AGENT'S DOMICILE AT THE TIME OF THE ARBITRATION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

      (B) RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (ii) BE A WAIVER BY LENDERS OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. (S) 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF LENDERS OR AGENTS HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET-OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF OR THE APPOINTMENT OF A RECEIVER. AGENTS AND LENDERS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. AT ADMINISTRATIVE AGENT'S AND LENDERS' OPTION, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE FOLLOWING: THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

      13.15 LIMITATION OF LIABILITY OF TRUSTEES, SHAREHOLDERS AND OFFICERS OF BORROWER. ANY OBLIGATION OR LIABILITY WHATSOEVER OF BORROWER WHICH MAY ARISE AT ANY TIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY BORROWER PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION, OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED OUT OF BORROWER'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF BORROWER'S TRUSTEES,

SHAREHOLDERS, OFFICERS, EMPLOYEES OR AGENTS, REGARDLESS OF
WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT, OR OTHERWISE.

      13.16 ENTIRETY. THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS (EACH AS AMENDED IN WRITING FROM TIME-TO-TIME) EXECUTED BY BORROWER, ANY LENDER, OR ANY AGENT REPRESENT THE FINAL AGREEMENT AMONG BORROWER, LENDERS, AND AGENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      13.17 AMENDMENT AND RESTATEMENT. This Agreement is in renewal, amendment, modification, and restatement of the Third Restated Loan Agreement.

    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
  EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS



                                        PROLOGIS TRUST (FORMERLY KNOWN AS
                                        SECURITY CAPITAL INDUSTRIAL TRUST),
                                        a Maryland real estate investment trust, as Borrower


                                        By: /s/ Authorized Officer
                                            ---------------------------------

                                            Name:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
   EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS


                                    NATIONSBANK, N.A.,
                                    as Administrative Agent and a Lender


                                    By: /s/ Authorized Officer
                                        -----------------------------------

                                        Name:
                                               ----------------------------
                                        Title:
                                               ----------------------------

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
   EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS



                                CHASE BANK OF TEXAS, NATIONAL
                                ASSOCIATION, as Documentation Agent and a Lender


                                By: /s/ Authorized Officer
                                    ---------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                           ----------------------------

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
   EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS



                                  COMMERZBANK AKTIENGESELLSCHAFT,
                                  LOS ANGELES BRANCH, as Syndication Agent and a Lender


                                  By: /s/ Authorized Officer
                                      ----------------------------------
                                      Name:
                                            ----------------------------
                                      Title:
                                            ----------------------------


                                  By: /s/ Authorized Officer
                                      ----------------------------------
                                      Name:
                                            ----------------------------
                                      Title:
                                            ----------------------------

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
   EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS



                                     BANK OF AMERICA NT & SA, a national banking association, as a Lender


                                  By: /s/ Authorized Officer
                                      ----------------------------------
                                      Name:
                                            ----------------------------
                                      Title:
                                            ----------------------------

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
   EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS



                                  FIRST UNION NATIONAL BANK OF NORTH
                                  CAROLINA, as a Lender



                                  By: /s/ Authorized Officer
                                      ----------------------------------
                                      Name:
                                            ----------------------------
                                      Title:
                                            ----------------------------

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
   EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS



                                           DRESDNER BANK AG, NEW YORK BRANCH AND
                                           GRAND CAYMAN BRANCH, as a Lender


                                           By: /s/ Authorized Officer
                                               ---------------------------------
                                               Name:____________________________
                                               Title:___________________________

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
   EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS



                                             BANKBOSTON, N.A., as a Lender


                                           By: /s/ Authorized Officer
                                               ---------------------------------
                                               Name:____________________________
                                               Title:___________________________

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
   EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS


                                        FLEET NATIONAL BANK, as a Lender


                                           By: /s/ Authorized Officer
                                               ---------------------------------
                                               Name:____________________________
                                               Title:___________________________

                         SIGNATURE PAGE TO AMENDED AND
                           RESTATED CREDIT AGREEMENT
   EXECUTED BY PROLOGIS TRUST (FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL
                                    TRUST),
  NATIONSBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS DEFINED THEREIN, THE DOCUMENTATION AGENT DEFINED THEREIN, THE SYNDICATION AGENT DEFINED THEREIN,
                                AND THE LENDERS



                                     UNION BANK OF CALIFORNIA, N.A., as a Lender


                                           By: /s/ Authorized Officer
                                               ---------------------------------
                                               Name:____________________________
                                               Title:___________________________

                                   SCHEDULE 1

             PARTIES, ADDRESSES, COMMITMENTS AND WIRING INFORMATION

================================================
                    BORROWER
================================================
ProLogis Trust
14100 East 35th Place
Aurora, Colorado  80011
Attn:  Mr. Gordon Keiser, Jr.
Fax:  (303)  576-2600
================================================
              ADMINISTRATIVE AGENT
================================================
NationsBank, N.A.
901 Main Street, 51st Floor
Dallas, Texas  75283-1000

Attn:  Mr. M. David Howard
       Vice President
Fax:   (214) 508-0085

Wiring Instructions:
NationsBank, N.A.
ABA No. 111000025
Acct.: 1292000883
Attn: Corporate Loans
Reference: ProLogis Trust
Re: Ms. Sheri Starbuck
================================================
              DOCUMENTATION AGENT
================================================
Chase Bank of Texas National Association
717 Travis Street, 6th Floor North
Houston, Texas  77002

Attn:  Mr. Kent Kaiser
       Vice President
Fax:   (713) 216-7713

Wiring Instructions:
 Chase Bank of Texas, National Association
 ABA # 113000609
 Reference:  ProLogis Trust
 GL # 700113681/5800
 Attention:  Monica L. Goodrum
      (713) 216-5379
================================================
               SYNDICATION AGENT
================================================

Exhibits to Amended and Restated
Credit Agreement
                                     Page 1

================================================
Commerzbank Aktiengesellschaft
Los Angeles Branch
633 West 5th Street, Suite 6600
Los Angeles, California  90071

Attn:  Mr. Steven Larsen
Fax:  (213) 623-0039

With a copy to:

   Commerzbank Aktiengesellschaft
   New York Branch
   2 World Financial Center
   New York, New York 10281-1050

   Attn:   Mr. David Schwarz
   Fax:    (212) 266-7565

Wiring Instructions:
 Commerzbank A.G. New York Branch
 ABA # 026008044
 Name of Account: Commerzbank AG, Los
  Angeles Branch
 Account No.: 123100479505
 Reference:  ProLogis Trust
================================================

Exhibits to Amended and Restated
Credit Agreement

======================================================================================
                                                                 Pro Rata Part of the
LENDERS                                       Commitment             Commitments
======================================================================================
NationsBank, N.A.                            $100,000,000              28.5714286%
901 Main Street, 51st Floor
P.O. Box 831000
Dallas, Texas 75283-1000

Attn:  Mr. M. David Howard
       Vice President
Fax:  (214) 508-0085

Wiring Instructions:
   NationsBank of Texas, N.A.
   ABA No. 111000025
   Acct.: 1292000883
   Attn: Corporate Loans
   Reference: ProLogis Trust
   Re: Ms. Sheri Starbuck
======================================================================================
Chase Bank of Texas, National Association       50,000,000             14.2857143%
717 Travis Street, 6th Floor North
Houston, Texas  77002

Attn:  Mr. Kent Kaiser
       Vice President
Fax:   (713) 216-7713

Wiring Instructions:
 Chase Bank of Texas National Association
 ABA # 113000609
 Reference:  ProLogis Trust
 GL # 700113681/5800
 Attention:  Monica L. Goodrum
      (713) 216-5379
======================================================================================

Exhibits to Amended and Restated
Credit Agreement

                                     Page 3

======================================================================================
Commerzbank Aktiengesellschaft                  50,000,000             14.2857143%
Los Angeles Branch
633 West 5th Street, Suite 6600
Los Angeles, California  90071

Attn:  Mr. Steven Larsen
Fax:   (213) 623-0039

With a copy to:

   Commerzbank Aktiengesellschaft
   New York Branch
   2 World Financial Center
   New York, New York 10281-1050

   Attn:   Mr. David Schwarz
   Fax:    (212) 266-7565

Wiring Instructions:
 Commerzbank A.G. New York Branch
 ABA # 026008044
 Name of Account: Commerzbank AG, Los
  Angeles Branch
 Account No.: 123100479505
 Reference:  ProLogis Trust
======================================================================================
Fleet National Bank                             35,000,000             10.0000000%
111 Westminster Street RI MO 0215
Providence, Rhode Island  02903-2305

Attn:  Mr. Mark Dalton
   Vice President
Fax:  (401) 278-5166

Wiring Instructions:
 Fleet National Bank
 ABA # 011900571
 Reference:  ProLogis Trust
 Attention:  Carol Rooney
   Beneficiary:  Commercial Loan Services Wire
     A/C #1510351-03121
======================================================================================

Exhibits to Amended and Restated
Credit Agreement

                                     Page 4

======================================================================================
Bank of America NT & SA                         35,000,000             10.0000000%
CRESG-National Accounts #1313
555 South Flower Street, 6th Floor
Los Angeles, California  90071

Attn:  Ms. Mary Bowman
Fax:  (213) 228-5389

Wiring Instructions:
 Bank of America NT & SA
 ABA # 121000358
 Reference:  ProLogis Trust
    Loan # 9874877863
 CLSSS # 1503
 333 S. Beaudry Street, 26th Floor
 Account No.:  15033-00401
 Attention:  Unit Rep. - ProLogis
======================================================================================
Union Bank of California, N.A.                  25,000,000              7.1428571%
REIG
350 California Street, 7th Floor
San Francisco, California 94104

Attn:  Ms. Michelle Guerrra
       Vice President
Fax:   (415) 433-7438

Wiring Instructions:
 Union Bank, Monterey Park, CA
 ABA # 122-000-496
 Account # 070-196421
 Account Name:  Wire Transfer Clearing
 Reference: ProLogis Trust
 Attention:  192 Note Center
======================================================================================

Exhibits to Amended and Restated
Credit Agreement
                                     Page 5

======================================================================================
First Union National Bank of North Carolina     20,000,000              5.7142857%
One First Union Center
Charlotte, North Carolina 28288-0166

Attn:  Mr. Dan Sullivan
       Director
Fax:   (704) 383-6205

Wiring Instructions:
 First Union National Bank
 ABA # 053-000-219
 Acct. # 465906-0010352
 Reference:  ProLogis Trust
 Attention:  Christy Foster
======================================================================================
Dresdner Bank AG New York Branch and            20,000,000              5.7142857%
 Grand Cayman Branch
75 Wall Street, 29th Floor
New York, New York  10005-2889

Attn:  Mr. Johannes Boeckmann
       Vice President
Fax:   (212) 429-2781

Wiring Instructions:
 Chase Manhattan Bank, New York
 ABA No. 021 000 021
 Dresdner Bank AG New York Branch
   (T.I.N. 13-2722082)
 Account No. 920 1 059 079
 For further credit to: NYB ACC. NO.
  107 591/15
 Reference:  ProLogis Trust
 Attention:  Lora M. Lamb
======================================================================================

Exhibits to Amended and Restated
Credit Agreement

                                     Page 6

======================================================================================
BankBoston, N.A.                                15,000,000              4.2857143%
115 Perimeter Center Place N.E.
Suite 500
Atlanta, Georgia  30346

Attn:  Mr. Michael S. Doss
Fax:   (770) 390-8434

Wiring Instructions:
 First National Bank, Boston
 ABA # 011-000-390
 Reference:  ProLogis Trust
 041-5355-030000-34978
 Attention: Keith Call - Commercial Loan
  Services
======================================================================================
Total Commitments                             $350,000,000                 100.00%
======================================================================================

Exhibits to Amended and Restated
Credit Agreement

                                  SCHEDULE 2

                  ADJUSTED LEVERAGE RATIO AS OF JUNE 30, 1998

                                  SCHEDULE 5

                               CLOSING DOCUMENTS

1.   Credit Agreement.

2.   Notes.

3.   Subsidiary Guaranties.

4.   Pledge Agreements.

5.   Administrative Agent's fee letter.

6.   Commitment fee letter.

7. Opinion of Borrower's and the Subsidiary Guarantor's counsel acceptable to Administrative Agent.

8.   Officer's Certificate of Borrower certifying (a) its Constituent Documents,
     (b) resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Agreement and the other Loan Documents, certified as being in full force and effect without modification or amendment, (c) signatures and incumbency of its officers executing this Agreement and the other Loan Documents, (d) that the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct, and (e) that no event has occurred and is continuing which constitutes a Potential Default or a Default.

9. Officer's Certificate of each Subsidiary Guarantor certifying (a) its Constituent Documents, (b) resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of the Loan Documents to which it is a party, certified as being in full force and effect without modification or amendment, and (c) signatures and incumbency of its officers executing the Loan Documents to which it is a party, and
     (d) that the representations and warranties of such Guarantor contained in this Agreement and the other Loan Documents are true and correct.

10. Certificates of incorporation, formation, existence, and good standing for Borrower and each Subsidiary Guarantor issued by the state of incorporation or formation, and certificates of qualification and good standing for Borrower and each Subsidiary Guarantor issued by each of the states wherein Borrower and each Subsidiary Guarantor is qualified to do business as a foreign trust, corporation, or entity.

11. A copy of the certificate of incorporation, declaration of trust, or other similar Constituent Documents of Borrower and each Subsidiary Guarantor, and all amendments thereto, certified by the state of incorporation, formation, or organization.

12.  Such other information as Administrative Agent shall reasonably request.

                                 SCHEDULE 6.2

                  JURISDICTIONS OF INCORPORATION AND BUSINESS

                            CONSOLIDATED AFFILIATES

============================================================================================
                      COMPANY                        INCORPORATED/          QUALIFIED TO DO
                                                        FORMED                 BUSINESS
--------------------------------------------------------------------------------------------
ProLogis Trust                                             1/15/93             Maryland,
                                                                               Arizona,
                                                                              California,
                                                                               Florida,
                                                                                Kansas,
                                                                              New Jersey,
                                                                                 Ohio,
                                                                                Oregon,
                                                                            Utah, Washington
--------------------------------------------------------------------------------------------
SCI Limited Partnership I                                 12/20/93             Delaware,
                                                                              California
--------------------------------------------------------------------------------------------
SCI Limited Partnership II                                 1/11/94             Delaware,
                                                                              California,
                                                                               Colorado,
                                                                                Missouri
                                                                            North Carolina,
                                                                                Texas,
                                                                                Virginia
--------------------------------------------------------------------------------------------
SCI Limited Partnership III                                8/17/94         Delaware, Florida,
                                                                                 Texas,
                                                                                Virginia
--------------------------------------------------------------------------------------------
SCI Limited Partnership IV                                 8/18/94         Delaware, Florida,
                                                                                 Ohio,
                                                                               Oklahoma,
                                                                                Texas
--------------------------------------------------------------------------------------------
SCI IV, Inc.                                               8/18/94         Delaware, Florida,
                                                                              New Jersey,
                                                                                 Ohio,
                                                                               Oklahoma,
                                                                                 Texas
--------------------------------------------------------------------------------------------
SCI Houston Holdings, Inc.                                  2/4/94             Delaware,
                                                                                 Texas
--------------------------------------------------------------------------------------------
Red Mountain Joint Venture                                  9/6/91               Texas,
                                                                               New Mexico
--------------------------------------------------------------------------------------------


                                    Page 10



=============================================================================================
                      COMPANY                        INCORPORATED/          QUALIFIED TO DO
                                                        FORMED                 BUSINESS
---------------------------------------------------------------------------------------------
Security Capital Alabama Industrial Trust                  3/25/94              Alabama
---------------------------------------------------------------------------------------------
ProLogis-Alabama (1) Incorporated                          3/25/94              Maryland,
                                                                                 Alabama
---------------------------------------------------------------------------------------------
ProLogis-Alabama (2) Incorporated                          3/25/94              Maryland
---------------------------------------------------------------------------------------------
ProLogis-North Carolina (1) Incorporated                   3/25/94              Maryland,
                                                                                Illinois,
                                                                                 Indiana,
                                                                              North Carolina,
                                                                                Tennessee
---------------------------------------------------------------------------------------------
ProLogis-North Carolina (2) Incorporated                   3/29/94                Maryland
---------------------------------------------------------------------------------------------
SCI-North Carolina Limited Partnership                     3/25/94               Delaware,
                                                                                 Illinois,
                                                                                  Indiana,
                                                                              North Carolina,
                                                                                 Tennessee
---------------------------------------------------------------------------------------------
1440 Goodyear Partners                                     5/17/94                 Texas
---------------------------------------------------------------------------------------------


=============================================================================================
                      COMPANY                        INCORPORATED/          QUALIFIED TO DO
                                                        FORMED                 BUSINESS
---------------------------------------------------------------------------------------------
ProLogis Development Services Incorporated                 8/23/94            Delaware,
                                                                               Alabama,
                                                                               Arizona,
                                                                             California,
                                                                              Colorado,
                                                                               Florida,
                                                                               Georgia,
                                                                              Illinois,
                                                                               Indiana,
                                                                               Kansas,
                                                                              Kentucky,
                                                                              Maryland,
                                                                              Michigan,
                                                                              Missouri,
                                                                               Nevada,
                                                                             New Mexico,
                                                                            North Carolina
                                                                                Ohio,
                                                                              Oklahoma,
                                                                               Oregon,
                                                                             Tennessee,
                                                                                Texas,
                                                                                Utah,
                                                                              Virginia,
                                                                              Washington
---------------------------------------------------------------------------------------------
SCI - DS Mexico Incorporated                               10/3/96              Maryland
---------------------------------------------------------------------------------------------
SCI Mexico Industrial Trust                               12/18/96              Maryland
---------------------------------------------------------------------------------------------
ProLogis de Mexico S.A. de C.V.                           10/16/97               Mexico
---------------------------------------------------------------------------------------------

=============================================================================================
                      COMPANY                        INCORPORATED/          QUALIFIED TO DO
                                                        FORMED                 BUSINESS
---------------------------------------------------------------------------------------------
ProLogis Management Incorporated                           3/17/97             Delaware,
                                                                                Arizona,
                                                                              California,
                                                                               Colorado,
                                                                                Florida,
                                                                                Georgia,
                                                                               Illinois,
                                                                                Indiana,
                                                                                Kansas,
                                                                               Kentucky,
                                                                               Maryland,
                                                                               Missouri,
                                                                                Nevada,
                                                                              New Jersey,
                                                                              New Mexico,
                                                                            North Carolina,
                                                                                 Ohio,
                                                                               Oklahoma,
                                                                                Oregon,
                                                                               Tennessee,
                                                                                 Texas,
                                                                                 Utah,
                                                                               Virginia,
                                                                              Washington,
                                                                            Washington D.C.
---------------------------------------------------------------------------------------------
SCI Kansas City (1) Incorporated                           5/19/98              Delaware,
                                                                                 Missouri
---------------------------------------------------------------------------------------------
International Industrial Investments Incorporated          6/12/97              Delaware
---------------------------------------------------------------------------------------------
PLD International Incorporated                              6/2/97              Delaware
=============================================================================================

                UNCONSOLIDATED AFFILIATES AND FOREIGN ENTITIES

================================================================================
                 COMPANY                    INCORPORATED/        QUALIFIED TO
                                               FORMED                 DO
                                                                   BUSINESS
--------------------------------------------------------------------------------
CS Integrated LLC                                 4/21/97           Alabama,
                                                                   California,
                                                                    Colorado,
                                                                    Delaware,
                                                                    Georgia,
                                                                   Minnesota,
                                                                    Missouri,
                                                                   New Jersey,
                                                                    New York,
                                                                  Pennsylvania
--------------------------------------------------------------------------------
CS Integrated Texas Limited Partnership           8/01/97           Delaware,
                                                                      Texas
--------------------------------------------------------------------------------
Enterprise Refrigerated Services LLC              6/25/97           Delaware
--------------------------------------------------------------------------------
CS Integrated Investment Management LLC           7/13/97           Delaware,
                                                                   New Jersey
--------------------------------------------------------------------------------
CS Integrated Retail Services LLC                 8/08/97           Delaware,
                                                                     Indiana
--------------------------------------------------------------------------------
PLD International Fund SCA                         6/2/97          Luxembourg
--------------------------------------------------------------------------------
ProLogis, Sarl                                     6/2/97          Luxembourg
--------------------------------------------------------------------------------
ProLogis Netherlands, Sarl                         6/2/97          Luxembourg
--------------------------------------------------------------------------------
ProLogis France, Sarl                              6/2/97          Luxembourg
--------------------------------------------------------------------------------
ProLogis UK, Sarl                                  6/2/97          Luxembourg
--------------------------------------------------------------------------------
ProLogis Belgium, Sarl                             6/2/97          Luxembourg
--------------------------------------------------------------------------------
ProLogis Spain, Sarl                               6/2/97          Luxembourg
--------------------------------------------------------------------------------
ProLogis Poland, Sarl                              6/2/97          Luxembourg
--------------------------------------------------------------------------------
ProLogis Italy, Sarl                               6/2/97          Luxembourg
--------------------------------------------------------------------------------
Frigoscandia SA                                    6/2/97          Luxembourg
--------------------------------------------------------------------------------
Frigoscandia, Sarl                                 6/2/97          Luxembourg
--------------------------------------------------------------------------------
Frigoscandia Holding AB                            6/2/97            Sweden
--------------------------------------------------------------------------------


                                    Page 14

================================================================================
                 COMPANY                    INCORPORATED/        QUALIFIED TO
                                               FORMED                 DO
                                                                   BUSINESS
--------------------------------------------------------------------------------
Frigoscandia AB                                    6/2/97            Sweden
--------------------------------------------------------------------------------
ProLogis Logistics Holdings LLC                   4/22/97           Delaware
--------------------------------------------------------------------------------
ProLogis Logistics Services Incorporated          4/21/97           Delaware,
                                                                    Illinois
================================================================================

                                 SCHEDULE 6.7

                                  LITIGATION


                                     NONE

                                 SCHEDULE 6.9

                             ENVIRONMENTAL MATTERS


                                     NONE

                                 SCHEDULE 6.12

                            CHIEF EXECUTIVE OFFICE



ProLogis Trust
14100 E. 35th Place
Aurora, Colorado 80011
Phone:  (303) 375-9292

                                 SCHEDULE 6.14

                            AFFILIATE TRANSACTIONS



1. Third Amended and Restated Investor Agreement, dated as of September 9, 1997, between Borrower and Security Capital Group.

2. Administrative Services Agreement, dated as of September 9, 1997, between Borrower and Security Capital Group.

3. Inter-company loans, advances, transactions otherwise permitted in this Agreement.

                                 SCHEDULE 6.22

                              MINORITY INTERESTS

1.   SCI Limited Partnership-I

2.   SCI Limited Partnership-II

3.   SCI Limited Partnership-III

4.   SCI Limited Partnership-IV

5.   Red Mountain Joint Venture

                                SCHEDULE 7.17-1

                              EXCLUDED GUARANTORS


1.   SCI Limited Partnership IV

2.   ProLogis Development Services Incorporated ("PDSI")

     .    SCI - DS Mexico Incorporated, a wholly-owned subsidiary of PDSI

     .    ProLogis de Mexico S.A. de C.V., a wholly-owned subsidiary of PDSI

3.   SCI IV, Inc.

                                SCHEDULE 7.17-2

                         EXISTING PLEDGED INDEBTEDNESS

Intercompany Loans O/S between ProLogis Trust and Frigoscandia as of June 30, 1998

 .    ProLogis Trust & Frigoscandia Holding $      182,948,334  (1)

 .    ProLogis Trust & Frigoscandia's UK
        Subsidiary                                $         30,000,000  (1)
                                                  --------------------

                                                  $        212,948,334
                                                  ====================

Intercompany Loans between ProLogis Trust and ProLogis
     Logistics Services Incorporated as of June 30, 1998

 .    ProLogis Trust & ProLogis Logistics Services $         140,973,469  (2)
                                                  ---------------------

     TOTAL                                        $         353,921,803
                                                  =====================

(1) Note amount above does not include accrued interest of $3,646,039 and $525,000, respectively.

(2)  Note amount above does not include accrued interest of $7,027,431.

                                 SCHEDULE 8.6

                         PERMITTED MINORITY INTERESTS

1.   SCI Limited Partnership-I

2.   SCI Limited Partnership-II

3.   SCI Limited Partnership-III

4.   SCI Limited Partnership-IV

                                  EXHIBIT A-1

                             REVOLVING CREDIT NOTE

$________                        Dallas, Texas             As of August 11, 1998


     1. FOR VALUE RECEIVED, PROLOGIS TRUST, a Maryland real estate investment trust (formerly known as Security Capital Industrial Trust) ("MAKER"), hereby unconditionally promises to pay to the order of ________________ ("PAYEE"), at the address of Administrative Agent (defined below) set forth in the Credit Agreement defined below, the sum of ______ Dollars ($____) (or, if less, so much thereof as may be advanced), in lawful money of the United States of America. Capitalized terms not defined herein shall have the meaning assigned to those terms in the Credit Agreement defined below.

     2.   The unpaid principal amount of, and accrued unpaid interest on, this
Note is payable in accordance with the Credit Agreement (as defined in SECTION 5 below).

     3. The unpaid principal balance advanced and outstanding hereunder shall bear interest from the date of advance until maturity at the rate per annum provided in the Credit Agreement that is selected by Maker pursuant to the Credit Agreement. The interest rate specified in this section is subject to adjustment under the circumstances described in the Credit Agreement. Interest shall be computed in the manner provided in the Credit Agreement.

     4. Notwithstanding any provision contained in this Note or any other document executed or delivered in connection with this Note or in connection with the Credit Agreement, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if Payee ever receives, collects or applies as interest any such excess, then the amount that would be excessive interest shall be applied to reduce the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full by that application, then any remaining excess shall promptly be paid to Maker. In determining whether the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments expressly designated as interest payments hereunder) as an expense or fee rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout that term.

     5. This Note has been executed and delivered pursuant to an Amended and Restated Credit Agreement (as amended, modified or restated from time to time, the "CREDIT AGREEMENT") dated as of August 11, 1998, executed by and between Maker, NationsBank, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), the Documentation Agent defined therein, the Syndication Agent defined therein, and the Lenders defined therein, and is one of the "Revolving Credit Notes" referred to therein, and the holder of this Note is entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of (a) the obligation of Payee to advance funds hereunder, (b) the prepayment rights and obligations of Maker, and (c) the events upon which the maturity of this Note may be accelerated.

     6. If the principal of, or any installment of interest on, this Note becomes due and payable on a day other than a Business Day, then the maturity thereof shall be extended to the next succeeding Business Day. If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, then Maker shall pay all costs of collection, including, but not limited to, attorney's fees incurred by the holder of this Note. All past due principal of, and to the extent permitted by applicable law, interest on this Note shall bear interest until paid at the rate provided in the Credit Agreement.

     7. Maker and all sureties, endorsers, guarantors, and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions, and covenants, or any releases or substitutions of any security, or any delay, indulgence, or other act of any trustee or any holder hereof, whether before or after maturity.

     8. All Borrowings made by Payee, the respective Interest Periods thereof (if applicable), and all repayments of the principal thereof may be recorded by Payee and, before any transfer hereof, endorsed by Payee on the schedule attached hereto, or on a continuation of the schedule attached to and a part hereof, provided that the failure of Payee to record any endorsement shall not affect the obligation of Maker hereunder or under the Credit Agreement.

     9. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement, and interpretation of this Note.

     10. This Note is in renewal, extension, modification, and amendment of that certain Revolving Credit Note dated as of _________, executed by Maker and payable to the order of Payee in the original principal amount of $___________.

                              PROLOGIS TRUST, a Maryland real estate investment trust (formerly known as Security Capital Industrial Trust)

                              By:   _________________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                  EXHIBIT A-2

                              COMPETITIVE BID NOTE

$_________                        Dallas, Texas            As of August 11, 1998


     1. FOR VALUE RECEIVED, PROLOGIS TRUST, a Maryland real estate investment trust (formerly known as Security Capital Industrial Trust) ("MAKER"), hereby
unconditionally promises to pay to the order of       ___________ ("PAYEE"), at
the address of Administrative Agent (defined below) set forth in the Credit Agreement defined below:

     (A) On the last day of the Interest Period for any Competitive Borrowing dispersed by Lender to Borrower, which Interest Period ends prior to the Termination Date, the aggregate principal amount of such Competitive Borrowing outstanding and unpaid on such last day of such Interest Period; and

     (B) On the Termination Date, the aggregate principal amount of all Competitive Borrowings disbursed by Lender to Borrower and outstanding and unpaid on the Termination Date.

     2. The unpaid principal balance advanced and outstanding hereunder shall bear interest from the date of advance until maturity at the rate per annum provided in the Credit Agreement that is selected by Maker pursuant to the Credit Agreement. The interest rate specified in this section is subject to adjustment under the circumstances described in the Credit Agreement. Interest shall be computed in the manner provided in the Credit Agreement.

     3. Notwithstanding any provision contained in this Note or any other document executed or delivered in connection with this Note or in connection with the Credit Agreement, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if Payee ever receives, collects or applies as interest any such excess, then the amount that would be excessive interest shall be applied to reduce the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full by that application, then any remaining excess shall promptly be paid to Maker. In determining whether the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments expressly designated as interest payments hereunder) as an expense or fee rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout that term.

     4. This Note has been executed and delivered pursuant to an Amended and Restated Credit Agreement (as amended, modified or restated from time to time, the "CREDIT AGREEMENT") dated as of August 11, 1998, executed by and between Maker, NationsBank, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), the Documentation Agent defined therein, the Syndication Agent defined therein, and the Lenders defined therein, and is one of the "Competitive Bid Notes" referred to therein, and the holder of this Note is entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of (a) the prepayment rights and obligations of Maker, and (b) the events upon which the maturity of this Note may be accelerated.

     5. If the principal of, or any installment of interest on, this Note becomes due and payable on a day other than a Business Day, then the maturity thereof shall be extended to the next succeeding Business Day. If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, then Maker shall pay all costs of collection, including, but not limited to, attorney's fees incurred by the holder of this Note. All past due principal of, and to the extent permitted by applicable law, interest on this Note shall bear interest until paid at the rate provided in the Credit Agreement.

     6. Maker and all sureties, endorsers, guarantors, and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions, and covenants, or any releases or substitutions of any security, or any delay, indulgence, or other act of any trustee or any holder hereof, whether before or after maturity.

     7. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement, and interpretation of this Note.

                         PROLOGIS TRUST, a Maryland real estate investment trust (formerly known as Security Capital Industrial Trust)


                         By:  __________________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                                  EXHIBIT B-1

                               BORROWING REQUEST

     1. SUBMISSION PURSUANT TO CREDIT AGREEMENT. This Borrowing Request is executed and delivered by ProLogis Trust, a Maryland real estate investment trust ("BORROWER"), to NationsBank, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), pursuant to SECTION 2.2 of the Amended and Restated Credit Agreement dated as of August 11, 1998, between Borrower, Administrative Agent, the Documentation Agent defined therein, the Syndication Agent defined therein, and the Lenders defined therein (the "CREDIT AGREEMENT"). Any capitalized terms used and not defined herein shall have the meanings assigned to them in the Credit Agreement.

     2. REQUEST FOR BORROWING. Borrower hereby requests that Lenders make a Borrowing to Borrower pursuant to the Credit Agreement as follows:

     A.   BASE RATE BORROWING.
          -------------------

          (i)   Amount of Base Rate Borrowing:            _________(Minimum of
                $1,000,000, or to the nearest $100,000 increment in excess thereof).

                   [_]   Borrowing


                   [_]   Rollover/Conversion

          (ii)  Date of Borrowing or Rollover/Conversion of Existing Borrowing:
                ____________

     B.   EURODOLLAR BORROWING.
          --------------------

          (i)   Amount of Eurodollar Borrowing:          _____________

                (Minimum of $1,000,000, or to the nearest $100,000 increment in excess thereof).

                   [_]   Borrowing

                   [_]   Rollover/Conversion

          (ii)  Date of Borrowing or Rollover/Conversion of Existing Borrowing:
                ____________

          (iii) Eurodollar Interest Period:___________________day/months (7, 14, or 21 days or one, two, three, or six months).

     C.   SWING LINE LOAN.
          ---------------

          (i) Amount of Swing Line Loan:_____________________(Minimum of $1,000,000 or to the nearest $100,000 increment in excess thereof)

          (ii) Date of Borrowing:   ____________________

     3. REPRESENTATIONS, WARRANTIES AND CERTIFICATIONS. Borrower hereby represents, warrants, and certifies to Administrative Agent and Lenders that, as of the date of the Borrowing requested herein:

     (A) There exists no Default or Potential Default.

     (B) Borrower has performed and complied with all agreements and conditions contained in the Credit Agreement that are required to be performed or complied with by Borrower.

     (C) The representations and warranties of a continuing nature contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects, with the same force and effect as though made on and as of the date of the Borrowing.

     4. PROCEEDS OF BORROWING. Administrative Agent is authorized to deposit the proceeds of the Borrowing requested hereby, other than a Borrowing constituting a rollover or conversion of an existing Borrowing, to:_____________

     5. RATING. As of the date hereof, Borrower's (a) Moody's Rating is ____________, (b) S & P Rating is ________________, and (c) DCR Rating is
_________________.

     6. EXECUTION AUTHORIZED. This Borrowing Request is executed on ___________________, 19___, by a Responsible Officer. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.



                                        ____________________________________
__________
                                        ____________________________________ of
                                        ProLogis Trust, a Maryland real estate
                                        investment trust

THE STATE OF __________  (S)
                              (S)
COUNTY OF ______________ (S)

     This instrument was acknowledged before me on this ____ day of
____________, 199__, by ______________________________________,        of
PROLOGIS TRUST, a Maryland real estate investment trust, on behalf of said real estate investment trust.


                                    __________________________________________
                                    Notary Public Signature

(PERSONALIZED SEAL)

                                  EXHIBIT B-2

                        FORM OF COMPETITIVE BID REQUEST

                            ______________ __, ____

NationsBank, N.A., as Administrative Agent
NationsBank Plaza
901 Main Street, 51st Floor
Dallas, Texas 75202
Attn: Real Estate Administration

     Reference is made to the Amended and Restated Credit Agreement, dated as of August 11, 1998, among the undersigned, NationsBank, N.A., as Administrative Agent, the Documentation Agent defined therein, the Syndication Agent defined therein, and the Lenders defined therein (as amended, modified, supplemented, or restated from time to time, "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to
SECTION 2.5(B) of the Credit Agreement that it requests a Competitive Borrowing, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:

(A)  Borrowing Date of Competitive Borrowing*       (A)    ________
(B)Principal amount of Competitive Borrowing**      (B)    ________
(C)Type of Borrowing***                             (C)    ________
(D) Interest Period and the last day thereof****    (D)    ________

     Accompanying this notice is payment of the competitive bid fee payable to Administrative Agent for its own account pursuant to SECTION 4.6 of the Credit Agreement.

     Borrower hereby represents, warrants, and certifies to Administrative Agent and Lenders that, as of the date of the Borrowing requested herein:

     (A) There exists no Default or Potential Default.

     (B) Borrower has performed and complied with all agreements and conditions contained in the Credit Agreement that are required to be performed or complied with by Borrower.

     (C) The representations and warranties of a continuing nature contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects, with the same force and effect as though made on and as of the date of the Borrowing.

                                             ___________________________________
                                             ________________________________ of
                                             ProLogis Trust, a Maryland real
                                             estate investment trust

THE STATE OF __________  (S)
                              (S)
COUNTY OF ______________ (S)

     This instrument was acknowledged before me on this ____ day of
____________, 199__, by ______________________________________,        of
PROLOGIS TRUST, a Maryland real estate investment trust, on behalf of said real estate investment trust.


                                             ___________________________________
                                             Notary Public Signature

(PERSONALIZED SEAL)



   * Must be a Business Day occurring prior to the Termination Date and be at least (i) five (5) Business Days following receipt by Administrative Agent of this Competitive Bid Request for any Competitive Borrowing that will be comprised of Eurodollar Borrowings, and (ii) one (1) Business Day following receipt by Administrative Agent of this Competitive Bid Request for any Competitive Borrowing that will be comprised of Fixed Rate Borrowings.

  ** Not less than $10,000,000 (and in integral multiples of $1,000,000 thereafter), and not greater than the lesser of (i) the unused and available portion of the Total Commitment, and (ii) an amount which, when added to the aggregate outstanding principal amount of Competitive Borrowings made by all Lenders under the Credit Agreement, does not exceed $100,000,000.

 *** Eurodollar Borrowing or Fixed Rate Borrowing.

**** Eurodollar Borrowing -- 1, 2, 3 or 6 months.
     Fixed Rate Borrowing -- up to 6 months.
     In no event may the Interest Period end after the Termination Date.

                                   EXHIBIT C

                             COMPLIANCE CERTIFICATE
    Under Amended and Restated Credit Agreement dated as of August 11, 1998, between ProLogis Trust,
                NationsBank, N.A., as Administrative Agent, and
              the Lenders defined therein (the "CREDIT AGREEMENT")

                                 PROLOGIS TRUST

     The undersigned, as_____________of ProLogis Trust, a Maryland real estate investment trust ("BORROWER"), pursuant to SECTION 7.1 of the Credit Agreement, hereby, certifies to NationsBank, N.A., as Administrative Agent as follows:

     1. A review of the activities of Borrower during the most recently ended fiscal quarter of Borrower has been made under my supervision.

     2. As of the date hereof, all of the representations and warranties of Borrower contained in the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement) are true and correct.

     3. No event has occurred and is continuing which constitutes a Default or a Potential Default.

     4. The following covenant computations, together with the supporting scheduled attached hereto, are true and correct:

       A. TANGIBLE NET WORTH.

          Actual:                 $______________
          Required Minimum:       $1,500,000,000

       B. LEVERAGE RATIO (BORROWER AND CONSOLIDATED AFFILIATES).

          Actual:

          Total Indebtedness      $_________    (1)
          Tangible Net Worth      $_________    (2)

          Ratio of (1) to (2):     _________

          Required Maximum:       1.0 to 1.0

       C. ADJUSTED LEVERAGE RATIO (BORROWER, CONSOLIDATED AFFILIATES, AND UNCONSOLIDATED AFFILIATES).

          Actual:

          Total Indebtedness       $________    (1)

          Tangible Net Worth       $________    (2)

          Ratio of (1) to (2):     _________

          Required Maximum:        1.0 to 1.0

     D.   INTEREST EXPENSE COVERAGE RATIO.

          Funds from Operations
          Plus Interest Expense    $________    (1)

          Interest Expense         _________    (2)

          Plus Distributions with
               respect   to Disqualified
               Stock               _________    (3)

          Subtotal (1) + (2)       _________    (4)

          Ratio of (1) to (4):     _________

          Required Minimum:        2.0 to 1.0

     E.   FIXED CHARGE COVERAGE RATIO.

          Funds from Operations    $________

          Plus (a) Interest Expense_________

          Minus  (b) Capital Expenditures
                                   _________
          Subtotal                 _________ (1)

          Interest Expense         _________

          Plus Scheduled principal _________
          payments in respect of
          Total Indebtedness       _________


          Subtotal                 _________ (2)

          Ratio of (1) to (2):     _________

          Required Minimum:        1.75 to 1.0

       F.  INVESTMENTS.                                      PERCENT OF
                                            AMOUNT          TOTAL ASSETS
                                            ------          ------------

       Investments in raw land            $__________       ____________%

       Investments in Non-Industrial
       Properties and New Ventures        ___________       ____________%

       Investments in Unconsolidated
       Affiliates                         ___________       ____________%

       Investments in Unconsolidated
       Affiliates whose primary business
       is not ownership of industrial
       distribution properties            ___________       ____________%

       Investments in Consolidated
       Affiliates                         ___________       ____________%

       Investments in ProLogis Services-
       Debt                               ___________       ____________%

       Investments in ProLogis Services-
       Equity                             ___________       ____________%

       Investments in ProLogis Services -
       All                                ___________       ____________%

       Investments in Preferred Stock
       Subsidiaries (other than ProLogis Services,
       SCI Logistics, CS Integrated, LLC, and
       Frigoscandia SA)                   ___________       ____________%

       Investments in the Stock of any
       Person (other than Consolidated Affiliates
       and Unconsolidated Affiliates)     ___________       ____________%

       Investments in Loans to Affiliates ___________       ____________%

       Investments in Properties outside
       the U.S., foreign Affiliates, etc. ___________       ____________%

       Investments in Refrigerated
       Warehouse Properties               ___________       ____________%


          Total Assets                   $___________

       G.  DISTRIBUTIONS

           Funds from Operations         $___________       (1)

           Distributions                 $___________       (2)
           Percent (2) / (1)              ___________

       H.  POOL.

           Amount                        $___________

           175% of Unsecured Total
           Indebtedness                  $___________

       I.  SUB-POOL.

           Amount                        $___________

           150% of Unsecured Total
           Indebtedness                  $___________


       J.  DEBT TO TOTAL ASSET VALUE.

           Total Indebtedness            $___________       (1)

           Total Asset Value:

           NOI from
           Stabilized Properties         $___________            (a)

                                             8.75%               (b)

           Asset Value (a) / (b):        $___________

           Other Assets                  $___________

           Total Asset Value             $___________       (2)

           Ratio of (1) to (2):

           Required Maximum:              .50 to 1.0/*/


Date:_______________
______________________________

     /*/  Applicable only after the Conversion Date.

                         _______________________________________________________
                         ___________________________________________________ of
                         ProLogis Trust, a Maryland real estate investment trust

                                   EXHIBIT D

                       FORM OF ASSIGNMENT AND ACCEPTANCE

     This Assignment and Acceptance (the "ASSIGNMENT AND ACCEPTANCE") is made as of _________, 199_ (the "EFFECTIVE DATE"), between ____________ (the "ASSIGNOR") _____________ and (the "ASSIGNEE").

     Reference is made to that certain Amended and Restated Credit Agreement dated as of August 11, 1998 (the "CREDIT AGREEMENT") among ProLogis Trust, a Maryland real estate investment trust ("BORROWER"), NationsBank, N.A., a national banking association, individually and as agent for the Lenders defined therein (collectively, "LENDERS"), and Lenders. This Assignment and Acceptance is executed and delivered pursuant to, and as contemplated in, the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

     The Assignor and the Assignee hereby covenant and agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, $____ of the Assignor's Commitment and Principal Debt, representing a Pro Rata Part of the Total Commitment of ____% as of the Effective Date. The foregoing interest for all events and circumstances shall be deemed such Assignee's Pro Rata Part (in addition to any other Pro Rata Part of Assignee, if any) in the Total Commitment, the Total Principal Debt, the Loan Documents and all payments made to or received from Borrower pursuant to the Loan Documents and is subject to the terms and conditions provided in the Loan Documents.

     2. The Assignor (a) hereby represents and warrants to the Assignee that Assignor is the legal and beneficial owner of the Pro Rata Part being assigned by it hereunder and such interest is free and clear of any adverse claim, and
(b) hereby represents and warrants that as of the date hereof the Pro Rata Part in the Total Commitment and the Total Principal Debt being assigned hereunder is ______% without giving effect to assignments that are not yet effective.

     3. The Assignee hereby confirms and acknowledges that, except as specifically set forth herein, the Assignor: (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other person or entity which is a party to any of the Loan Documents (collectively, "OTHER PARTY"); and (c) makes no representation or warranty and assumes no responsibility with respect to the performance or observance by Borrower or any Other Party of any of its obligations under any of the Loan Documents or any other instrument or document furnished pursuant thereto.

     4. The Assignee hereby: (a) confirms that it has received a copy of the Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor or any other counter-party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

     5. The Assignee hereby: (a) appoints and authorizes Administrative Agent under the Loan Documents to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Administrative Agent by the terms of the Loan Documents; and (b) agrees with the Assignor for the benefit of Administrative Agent and Borrower that it will perform all of the obligations which by the terms of the Loan Documents are required to be performed by it as a counter-party (including, without limitation, the obligation to make payments pursuant to the Loan Documents) and that it shall be liable directly to the Assignor, Administrative Agent, Borrower and, as provided in the Credit Agreement, to each Lender for the performance of such obligations.

     6. If the Assignee is organized under the laws of a jurisdiction outside the United States, it hereby represents and agrees that it has delivered or will within three (3) days after the date of the execution of this Agreement deliver to the Assignor and Administrative Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify the Assignee's exemption from United States withholding taxes with respect to any payment or distributions made or to be made to the Assignee with respect to the Loan Documents.

     7. As of the Effective Date, (a) the Assignee shall be a party to the Loan Documents and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a counter-party thereunder, and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations in the Loan Documents with respect to the Pro Rata Part being assigned hereunder.

     8.   The Assignee hereby represents and warrants as of the Effective Date:

     (a) The Assignee has all necessary corporate power and authority to purchase and own the interest being assigned to it hereunder, and has all necessary corporate power and authority to perform all its obligations with respect to this Assignment and Acceptance;

     (b) The execution and delivery of this Assignment and Acceptance and all other instruments and documents executed in connection herewith have been duly authorized by all requisite corporate action of the Assignee; and

     (c) No approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person is required in connection with this Assignment and Acceptance.

     9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to the conflict of laws principles thereof.

     10. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     11. Assignee's address for notices and payments under the Agreement and this Assignment and Acceptance are set forth in SCHEDULE 1 attached hereto and made a part hereof. Assignee may by notice in accordance with the Credit Agreement to the Assignor, Administrative Agent and Borrower change the address or telex number or facsimile number at which notices, communications and payments are to be given to it.

                                    ASSIGNOR:

                                    ______________________________________


                                    By:  _________________________________
                                         Name:____________________________
                                         Title:___________________________



                                    ASSIGNEE:

                                    ______________________________________


                                    By:  _________________________________
                                         Name:____________________________
                                         Title:___________________________


ACCEPTED BY ADMINISTRATIVE AGENT THIS ____ DAY OF __________

ADMINISTRATIVE AGENT:

_____________________________________


By:  ________________________________
     Name:___________________________
     Title:__________________________

                    SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE


                 ADDRESS FOR NOTICES AND ACCOUNTS FOR PAYMENTS



Address:            ____________________________
                    ____________________________
                    ____________________________
                    Telecopier:_________________


ACCOUNT FOR PAYMENTS
--------------------

Account No.:        ____________________________
Attention:          ____________________________
                    ____________________________
Reference:          ____________________________
Depository:         ____________________________
                    ____________________________
                    ____________________________

                                   EXHIBIT E

                                SWING LINE NOTE


$50,000,000                       Dallas, Texas            As of August 11, 1998


     1. FOR VALUE RECEIVED, PROLOGIS TRUST, a Maryland real estate investment trust (formerly known as Security Capital Industrial Trust) ("MAKER"), hereby unconditionally promises to pay to the order of NATIONSBANK, N.A. ("PAYEE"), at the address of Administrative Agent (defined below) set forth in the Credit Agreement defined below, the sum of FIFTY MILLION AND 00/100 DOLLARS ($50,000,000) (or, if less, so much thereof as may be advanced), in lawful money of the United States of America. Capitalized terms not defined herein shall have the meaning assigned to those terms in the Credit Agreement defined below.

     2.   The unpaid principal amount of, and accrued unpaid interest on, this
Note is payable in accordance with the Credit Agreement (defined in SECTION 5 below).

     3. The unpaid principal balance advanced and outstanding hereunder shall bear interest from the date of advance until maturity at the rate per annum provided in the Credit Agreement that is selected by Maker pursuant to the Credit Agreement. The interest rate specified in this section is subject to adjustment under the circumstances described in the Credit Agreement. Interest shall be computed in the manner provided in the Credit Agreement.

     4. Notwithstanding any provision contained in this Note or any other document executed or delivered in connection with this Note or in connection with the Credit Agreement, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if Payee ever receives, collects or applies as interest any such excess, then the amount that would be excessive interest shall be applied to reduce the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full by that application, then any remaining excess shall promptly be paid to Maker. In determining whether the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments expressly designated as interest payments hereunder) as an expense or fee rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout that term.

     5. This Note has been executed and delivered pursuant to an Amended and Restated Credit Agreement (as amended, modified or restated from time to time, the "CREDIT AGREEMENT") dated as of August 11, 1998, executed by and between Maker, NationsBank, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), Payee, the Documentation Agent defined therein, the Syndication Agent defined therein, and the Lenders defined therein, and is the "Swing Line Note" referred to therein, and the holder of this Note is entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of (a) the obligation of Payee to advance funds hereunder, (b) the prepayment rights and obligations of Maker, and (c) the events upon which the maturity of this Note may be accelerated.

     6. If the principal of, or any installment of interest on, this Note becomes due and payable on a day other than a Business Day, then the maturity thereof shall be extended to the next succeeding Business Day. If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, then Maker shall pay all costs of collection, including, but not limited to, attorney's fees incurred by the holder of this Note. All past due principal of, and to the extent permitted by applicable law, interest on this Note shall bear interest until paid at the rate provided in the Credit Agreement.

     7. Maker and all sureties, endorsers, guarantors, and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions, and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     8. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement, and interpretation of this Note.

                                   PROLOGIS TRUST, a Maryland real estate
                                   investment trust (formerly known as Security
                                   Capital Industrial Trust)


                                   By:   ______________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                   EXHIBIT F

                            FORM OF COMPETITIVE BID
                              _____________, ____


NationsBank, N.A.
NationsBank Plaza, 51st Floor
901 Main Street
Dallas, TX   75202
Attn:  Real Estate Administration

     The undersigned,     [Name of Lender]    , refers to the Amended and
                      ------------------------
Restated Credit Agreement dated as of August 11, 1998 (as amended, modified, supplemented, or restated from time to time, "CREDIT AGREEMENT"), among ProLogis Trust, a Maryland real estate investment trust ("BORROWER"), NationsBank, N.A., a national banking association, as Administrative Agent, the Documentation Agent defined therein, the Syndication Agent defined therein, and the Lenders defined therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to SECTION 2.5(C) of the Facility A, in response to the Competitive Bid Request made by Borrower on ____________________, ________, and in that connection sets forth below the terms on which such Competitive Bid is made:

                                                 -----------------
(A)  Principal amount*                            (A)  ___________
(B)Competitive Bid Rate**                         (B)  ___________
(C)Interest Period and the last day thereof***    (C)  ___________
                                                 -----------------

     The undersigned hereby confirms that it is prepared to extend credit to Borrower upon acceptance by Borrower of this bid in accordance with SECTION 2.5(E) of the Credit Agreement.

                                       Sincerely,

                                       [NAME OF LENDER]

                                       By: ____________________________________
                                           Name:_______________________________
                                           Title:______________________________

     * Not less than $5,000,000 (and in integral multiples of $1,000,000 thereafter) and which may equal the entire principal amount of the Competitive Borrowing requested by Borrower and which may exceed such Lender's Commitment under the Credit Agreement (subject to the limitations set forth in SECTION 2.5(A) of the Credit Agreement). Multiple bids will be accepted by Administrative Agent.

    **    Eurodollar Rate + ____________ % or - ____________%, in the case of
          Eurodollar Borrowings; or ________%, in the case of Fixed Rate Borrowings (in each case, expressed in the form of a decimal to no more than four decimal places).

   *** The Interest Period must be the Interest Period specified in the Competitive Bid Request.

                                   EXHIBIT G

                          FORM OF SUBSIDIARY GUARANTY

                              GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT is executed as of August 11, 1998, by each of the Consolidated Affiliates of PROLOGIS TRUST (formerly known as SECURITY CAPITAL INDUSTRIAL TRUST), a Maryland real estate investment trust ("BORROWER"), listed on SCHEDULE 1 attached hereto or who became a party hereto pursuant to SECTION
5.11 below (each a "GUARANTOR" and, collectively, the "GUARANTORS") for the benefit of the Credit Parties defined below.

                               R E C I T A L S:
                               - - - - - - - -

     1. Borrower may from time to time be indebted to the Credit Parties pursuant to that certain Credit Agreement dated of even date herewith (herein referred to, together with all amendments, modifications, restatements, or supplements thereof, as the "CREDIT AGREEMENT"), by and between Borrower, NationsBank, N.A., a national banking association ("ADMINISTRATIVE AGENT"), as Administrative Agent, the Documentation Agent defined therein, the Syndication Agent defined therein, and the Lenders defined therein (Administrative Agent, Documentation Agent, Syndication Agent, and the Lenders, together with their respective successors and assigns, are herein called the "CREDIT PARTIES").

     2. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     3. The Credit Parties are not willing to make loans under the Credit Agreement or otherwise extend credit to Borrower unless Guarantors unconditionally guarantee payment of all present and future indebtedness and obligations of Borrower to the Credit Parties under the Credit Agreement and the Loan Documents, subject to the limitations set forth herein.

     4. Each Guarantor is a direct or indirect Consolidated Affiliate of Borrower and will benefit from the Credit Parties' extension of credit to Borrower.

     NOW, THEREFORE, as an inducement to the Credit Parties to enter into the Credit Agreement and to make loans to Borrower thereunder, and to extend such credit to Borrower as the Credit Parties may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors hereby jointly and severally guarantee payment of the Guaranteed Debt (hereinafter defined) as more specifically described hereinbelow in SECTION 1.3 and hereby agree as follows:

                                   SECTION 1

                         NATURE AND SCOPE OF GUARANTY

     1.1 DEFINITION OF GUARANTEED DEBT. As used herein, the term "GUARANTEED DEBT" means:

     (a) All principal, interest, fees, reasonable attorneys' fees, commitment fees, liabilities for costs and expenses, and other indebtedness, obligations, and liabilities of Borrower to the Credit Parties at any time created or arising in connection with the Credit Agreement including, but not limited to, all indebtedness, obligations, and liabilities of Borrower to the Credit Parties arising under the Credit Agreement, the Notes, and the other Loan Documents; and

     (b) All costs, expenses, and fees including, but not limited to, court costs and reasonable attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations, and liabilities of Borrower to the Credit Parties described in ITEM (A) of this SECTION 1.1.

     1.2 GUARANTEED DEBT NOT REDUCED BY OFFSET. The indebtedness, liabilities, obligations, and other Guaranteed Debt guaranteed hereby, and the liabilities and obligations of Guarantors to the Credit Parties hereunder, shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense of Borrower, or any other party, against any Credit Party or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or Guarantors' liability hereunder, to the extent that any Credit Party advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, Guarantors are absolutely liable to make such payments to (and confer such benefits on) such Credit Party, on a timely basis.

     1.3  GUARANTY OF OBLIGATION.  Subject to the limitations set forth in
SECTION 1.10, Guarantors hereby irrevocably and unconditionally guarantee, jointly and severally, to the Credit Parties (a) the due and punctual payment of the Guaranteed Debt, and (b) the timely performance of all other obligations now or hereafter owed by Borrower to the Credit Parties under the Credit Agreement. Each Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Debt as primary obligor.

     1.4 NATURE OF GUARANTY. This Guaranty Agreement is intended to be an irrevocable, absolute, continuing guaranty of payment and is not a guaranty of collection. This Guaranty Agreement may not be revoked by any Guarantor; provided, however, if, according to applicable law, it shall ever be determined or held that a guarantor under a continuing guaranty such as this Guaranty Agreement shall have the absolute right, notwithstanding the express agreement of such a guarantor otherwise, to revoke such guaranty as to Guaranteed Debt which has then not yet arisen, then any Guarantor may deliver to Agent written notice, in addition to giving such notice as provided in SECTION 5.2 hereof, that such Guarantor will not be liable hereunder for any Guaranteed Debt created, incurred, or arising after the giving of such notice, and such notice will be effective as to such Guarantor from and after (but not before) such times as said written notice is actually delivered to, in addition to giving such notice as provided in SECTION 5.2 hereof, and received by and receipted for in writing by Administrative Agent; provided that such notice shall not in anywise affect, impair, or limit the liability and responsibility of any other person or entity with respect to any Guaranteed Debt theretofore existing or thereafter existing, arising, renewed, extended, or modified; provided, further, that such notice shall not affect, impair, or release the liability and responsibility of any such Guarantor with respect to Guaranteed Debt created, incurred, or arising (or in respect of any Guaranteed Debt agreed or contemplated, in any respect, to be created, whether advanced or not and whether committed to by the Credit Parties or not, including, without limitation, any discretionary advances or extensions of credit which may be made by any Credit Party at its option in the future under any type of loan or credit agreement, arrangement or undertaking) prior to the receipt of such notice by Administrative Agent as aforesaid, or in respect of any renewals, extensions, or modifications of such Guaranteed Debt, or in respect of interest or costs of collection thereafter accruing on or with respect to such Guaranteed Debt, or with respect to attorneys' fees thereafter becoming payable hereunder with respect to such Guaranteed Debt, and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by any Guarantor. The fact that at any time or from time to time the Guaranteed Debt may be increased, reduced, or paid in full shall not release, discharge, or reduce the obligation of Guarantors with respect to indebtedness or obligations of Borrower to the Credit Parties thereafter incurred (or other Guaranteed Debt thereafter arising) under the Credit Agreement, the Notes, or otherwise. This Guaranty Agreement may be enforced by the Credit Parties and any subsequent holder of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

     1.5 PAYMENT BY GUARANTORS. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, then Guarantors shall, immediately upon demand by Administrative Agent, and without presentment, protest, notice of protest, notice of nonpayment, notice of intention to accelerate or acceleration, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Administrative Agent, for the benefit of the Credit Parties, at Administrative Agent's principal office in Dallas, Texas. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given, and received in accordance with SECTION 5.2 hereof.

     1.6 PAYMENT OF EXPENSES. In the event that any Guarantor should breach or fail to timely perform any provisions of this Guaranty Agreement, then Guarantors shall, immediately upon demand by Administrative Agent, pay to Administrative Agent, for the benefit of the Credit Parties, all costs and expenses (including court costs and reasonable attorneys' fees) incurred by the Credit Parties in the enforcement hereof or the preservation of the Credit Parties' rights hereunder. The covenant contained in this SECTION 1.6 shall survive the payment of the Guaranteed Debt.

     1.7 NO DUTY TO PURSUE OTHERS. It shall not be necessary for any Credit Party (and Guarantors hereby waive any rights which Guarantors may have to require any Credit Party), in order to enforce payment by any Guarantor, first to (a) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (b) enforce the Credit Parties' rights against any security which shall ever have been given to secure the Guaranteed Debt, (c) enforce the Credit Parties's rights against any other Guarantor or any other guarantors of the Guaranteed Debt, (d) join Borrower, any other Guarantor, or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty Agreement, (e) exhaust any remedies available to the Credit Parties against any security which shall ever have been given to secure the Guaranteed Debt, or (e) resort to any other means of obtaining payment of the Guaranteed Debt. The Credit Parties shall not be required to mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Debt. Further, each Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of Texas, including without limitation, any rights pursuant to Rule 31, Texas Rules of Civil Procedure, Articles 1986 and 1987, Revised Civil Statutes of Texas and Chapter 34 of the Texas Business and Commerce Code.

     1.8 WAIVER OF NOTICES, ETC. Each Guarantor agrees to the provisions of the Credit Agreement, the Notes, and the other Loan Documents, and hereby waives notice of (a) any loans or advances made by any Credit Party to Borrower, (b) acceptance of this Guaranty Agreement, (c) any amendment or extension of the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document pertaining to all or any part of the Guaranteed Debt, (d) the execution and delivery by Borrower and any Credit Party of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents in connection therewith, (e) the occurrence of any Potential Default or Event of Default, (f) any Credit Party's transfer or disposition of the Guaranteed Debt, or any part thereof, (g) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (h) protest, proof of nonpayment, or default by Borrower, (i) the release of any other Guarantor, or
(j) any other action at any time taken or omitted by any Credit Party, and, generally, all demands and notices of every kind in connection with this Guaranty Agreement, the Credit Agreement, the Notes, the other Loan Documents, and any documents or agreements evidencing, securing, or relating to any of the Guaranteed Debt and the obligations hereby guaranteed.

     1.9 EFFECT OF BANKRUPTCY, OTHER MATTERS. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership, or other debtor relief law, or any judgment, order, or decision thereunder, or for any other reason,
(a) any Credit Party must rescind or restore any payment, or any part thereof, received by such Credit Party in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to any Guarantor by such Credit Party shall be without effect, and this Guaranty Agreement shall remain in full force and effect, (b) Borrower shall cease to be liable to the Credit Parties for any of the Guaranteed Debt (other than by reason of the indefeasible payment in full thereof by Borrower), then the obligations of each Guarantor under this Guaranty Agreement shall remain in full force and effect. It is the intention of the Credit Parties and Guarantors that Guarantors' obligations hereunder shall not be discharged except by Guarantors' performance of such obligations and then only to the extent of such performance. Without limiting the generality of the foregoing, it is the intention of the Credit Parties and Guarantors that the filing of any bankruptcy or similar proceeding by or against Borrower or any other person or party obligated on any portion of the Guaranteed Debt shall not affect the obligations of Guarantors under this Guaranty Agreement or the rights of the Credit Parties under this Guaranty Agreement, including, without limitation, the right or ability of the Credit Parties to pursue or institute suit against Guarantors for the entire Guaranteed Debt.

     1.10 LIMITATION. It is the intention of Guarantors and the Credit Parties that the amount of the Guaranteed Debt shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or other similar laws applicable to Guarantors. Accordingly, notwithstanding anything to the contrary contained in this Guaranty Agreement or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Debt, the amount of the Guaranteed Debt shall be limited to that amount which after giving effect thereto would not (a) render Guarantor insolvent, (b) result in the fair saleable value of the assets of any Guarantor being less than the amount required to pay its debts and other liabilities (including contingent liabilities) as they mature, or (c) leave any Guarantor with unreasonably small capital to carry out its business as now conducted and as proposed to be conducted, including its capital needs, as such concepts described in (A), (B), and (C) herein are determined under applicable law, if the obligations of any such Guarantor hereunder would otherwise be set aside, terminated, annulled, or avoided for such reason by a court of competent jurisdiction in a proceeding actually pending before such court.

                                   SECTION 2

               ADDITIONAL EVENTS AND CIRCUMSTANCES NOT REDUCING
                    OR DISCHARGING GUARANTOR'S OBLIGATIONS

     Guarantors hereby consent and agree to each of the following, and agree that Guarantors' obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced, or adversely affected by any of the following, and waives any common law, equitable, statutory, or other rights (including without limitation rights to notice) which Guarantors might otherwise have as a result of or in connection with any of the following:

     2.1 MODIFICATIONS, ETC. Any renewal, extension, increase, modification, alteration, or rearrangement of all or any part of the Guaranteed Debt, or of the Credit Agreement, the Notes, or any other Loan Document;

     2.2 ADJUSTMENT, ETC. Any adjustment, indulgence, forbearance, or compromise that might be granted or given by any Credit Party to Borrower or any Guarantor;

     2.3 CONDITION, COMPOSITION OR STRUCTURE OF BORROWER OR GUARANTORS. The insolvency, bankruptcy, arrangement, adjustment, composition, structure, liquidation, disability, dissolution, or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower or any Guarantor, or any sale, lease, or transfer of any or all of the assets of Borrower or any Guarantor, or any changes in name, business, location, composition, structure, or changes in the shareholders, partners, or members (whether by accession, secession, cessation, death, dissolution, transfer of assets, or other matter) of Borrower or any Guarantor; or any reorganization of Borrower or any Guarantor;

     2.4 INVALIDITY OF GUARANTEED DEBT. The invalidity, illegality, or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including without limitation the fact that (a) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (b) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (c) the officers or representatives executing the Credit Agreement, the Notes, the other Loan Documents, or other documents or otherwise creating the Guaranteed Debt acted in excess of their authority, (d) the Guaranteed Debt violates applicable usury laws, (e) Borrower has valid defenses, claims, or offsets (whether at law, in equity, or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (f) the creation, performance, or repayment of the Guaranteed Debt (or the execution, delivery, and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed
Debt) is illegal, uncollectible, or unenforceable, or (g) the Credit Agreement, the Notes, the other Loan Documents, or other documents or instruments pertaining to the Guaranteed Debt have been forged or otherwise are irregular or not genuine or authentic.

     2.5 RELEASE OF OBLIGORS. Any full or partial release of the liability of Borrower on the Guaranteed Debt or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee, or assure the payment of the Guaranteed Debt or any part thereof, it being recognized, acknowledged and agreed by Guarantors that Guarantors may be required to pay the Guaranteed Debt in full without assistance or support of any other party, and Guarantors have not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that other parties will be liable to perform the Guaranteed Debt, or that the Credit Parties will look to other parties to perform the Guaranteed Debt; notwithstanding the foregoing, Guarantors do not hereby waive or release (expressly or impliedly) any rights of subrogation, reimbursement, or contribution which it may have, after payment in full of the Guaranteed Debt, against others liable on the Guaranteed Debt; Guarantors' rights of subrogation and reimbursement are, however, subordinate to the rights and claims of the Credit Parties;

     2.6 OTHER SECURITY. The taking or accepting of any other security, collateral, or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt;

     2.7 RELEASE OF COLLATERAL, ETC. Any release, surrender, exchange, subordination, deterioration, waste, loss, or impairment (including without limitation negligent, willful, unreasonable, or unjustifiable impairment) of any collateral, property, or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt;

     2.8 CARE AND DILIGENCE. The failure of any Credit Party or any other party to exercise diligence or reasonable care or act, fail to act, or comply with any duty in the administration, preservation, protection, enforcement, sale application, disposal, or other handling or treatment of all or any part of Guaranteed Debt or any collateral, property, or security at any time securing any portion thereof, including, without limiting the generality of the foregoing, the failure to conduct any foreclosure or other remedy fairly, in a commercially reasonable manner, or in such a way so as to obtain the best possible price or a favorable price or otherwise act or fail to act;

     2.9 STATUS OF LIENS. The fact that any collateral, security, security interest, or lien contemplated or intended to be given, created, or granted as security for the repayment of the Guaranteed Debt shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantors that Guarantors are not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility, or value of any of the collateral for the Guaranteed Debt; notwithstanding the foregoing, Guarantors do not hereby waive or release (expressly or impliedly) any right to be subrogated to the rights of the Credit Parties in any collateral or security for the Guaranteed Debt after payment in full of the Guaranteed Debt; Guarantors' rights of subrogation are, however, subordinate to the rights, claims, liens, and security interests of the Credit Parties;

     2.10 OFFSET. Any existing or future right of offset, claim, or defense of Borrower against the Credit Parties, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim, or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed
Debt) or otherwise;

     2.11 MERGER. The reorganization, merger, or consolidation of Borrower or any Guarantor into or with any other corporation or entity;

     2.12 PREFERENCE. Any payment by Borrower to any Credit Party is held to constitute a preference under bankruptcy laws, or for any reason any Credit Party is required to refund such payment or pay such amount to Borrower or someone else; or

     2.13 OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Credit Agreement, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices Guarantors or increases the likelihood or risk that Guarantors will be required to pay the Guaranteed Debt pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantors that Guarantors shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Debt.

                                   SECTION 3

                        REPRESENTATIONS AND WARRANTIES

     To induce the Credit Parties to enter into the Credit Agreement and extend credit to Borrower, each Guarantor represents and warrants to the Credit Parties that:

     3.1 BENEFIT. Each Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty and the Guaranteed Debt;

     3.2 FAMILIARITY AND RELIANCE. Each Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Debt; however, no Guarantor is relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement;

     3.3 NO REPRESENTATION BY THE CREDIT PARTIES. No Credit Party or any other party has made any representation, warranty, or statement to any Guarantor in order to induce any Guarantor to execute this Guaranty Agreement;

     3.4 GUARANTOR'S FINANCIAL CONDITION. As of the date hereof, and after giving effect to this Guaranty Agreement and the contingent obligation evidenced hereby, each Guarantor is, and will be, Solvent;

     3.5 DIRECTORS' DETERMINATION OF BENEFIT. The Board of Directors, partners, members, or other managers and owners of each Guarantor have, acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to a valid unanimous consent, has determined that this Guaranty directly or indirectly benefits such Guarantor and is in the best interests of such Guarantor;

     3.6 LEGALITY. The execution, delivery, and performance by each Guarantor of this Guaranty Agreement and the consummation of the transactions contemplated hereunder (a) have been duly authorized by all necessary trust action of each Guarantor, and (b) do not, and will not, contravene or conflict with any law, statute, or regulation whatsoever to which any Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement, or other instrument to which any Guarantor is a party or which may be applicable to any Guarantor or any of its assets, or violate any provisions of its Constituent Documents; this Guaranty Agreement is a legal and binding obligation of each Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights; and

     3.7 SURVIVAL. All representations and warranties made by each Guarantor herein shall survive the execution hereof.

                                   SECTION 4

                     SUBORDINATION OF CERTAIN INDEBTEDNESS

     4.1 SUBORDINATION OF GUARANTOR CLAIMS. As used herein, the term "GUARANTOR CLAIMS" shall mean all debts and liabilities of Borrower to any Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor. The Guarantor Claims shall include without limitation all rights and claims of each Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of any Guarantor's payment of all or a portion of the Guaranteed Debt. Until the Guaranteed Debt shall be paid and satisfied in full and each Guarantor shall have performed all of its obligations hereunder, if a Potential Default or Event of Default exists, then Guarantors shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     4.2 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, the Credit Parties shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee, or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to the Credit Parties. Should any Credit Party receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to any Guarantor, and which, as between Borrower and such Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to the Credit Parties in full of the Guaranteed Debt, such Guarantor shall become subrogated to the rights of the Credit Parties to the extent that such payments to the Credit Parties on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to that proportion of the Guaranteed Debt which would have been unpaid if the Credit Parties had not received dividends or payments upon the Guarantor Claims.

     4.3  PAYMENTS HELD IN TRUST.  In the event that, notwithstanding SECTIONS
4.1 and 4.2 above, any Guarantor should receive any funds, payment, claim or distribution which is prohibited by such Sections, such Guarantor agrees to hold in trust for the Credit Parties, in kind, all funds, payments, claims, or distributions so received, and agrees that he shall have absolutely no dominion over such funds, payments, claims, or distributions so received except to pay them promptly to Administrative Agent, for the benefit of the Credit Parties, and such Guarantor covenants promptly to pay the same to Administrative Agent, for the benefit of the Credit Parties.

     4.4 LIENS SUBORDINATE. Each Guarantor agrees that any liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of such Guarantor or the Credit Parties presently exist or are hereafter created or attach.

Without the prior written consent of Administrative Agent, no Guarantor shall
(a) exercise or enforce any creditor's right it may have against Borrower, or
(b) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief, or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments, or other encumbrances on assets of Borrower held by any Guarantor.

     4.5 NOTATION OF RECORDS. All promissory notes, accounts receivable ledgers, or other evidences of the Guarantor Claims accepted by or held by each Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                   SECTION 5

                                 MISCELLANEOUS

     5.1 WAIVER. No failure to exercise, and no delay in exercising, on the part of any Credit Party, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Credit Parties hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar, or other instances without such notice or demand.

     5.2 NOTICES. Any notices or other communications required or permitted to be given by this Guaranty Agreement must be (a) given in writing and personally delivered or mailed by prepaid certified or registered mail, return receipt requested, or (b) made by tested telex delivered or transmitted to the party to whom such notice or communication is directed to, in the case of any Guarantor, the address of such Guarantor set forth on the signature pages hereof, and in the case of the Credit Parties hereof:

               GUARANTORS:

               c/o ProLogis Trust
               14100 East 35th Place
               Aurora, Colorado  80011
               Attention: Mr. Gordon Keiser, Jr.

               CREDIT PARTIES:

               NationsBank, N.A., Administrative Agent
               901 Main Street, 51st Floor
               Dallas, Texas  75283-1000
               Attention: Mr. M. David Howard

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the day it is mailed as aforesaid, or, if transmitted by telex, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Guaranty Agreement by giving notice of such change to the other party pursuant to this SECTION 5.2.

     5.3 GOVERNING LAW. THIS GUARANTY AGREEMENT HAS BEEN PREPARED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS GUARANTY AGREEMENT. FOR PURPOSES OF THIS GUARANTY AGREEMENT AND THE RESOLUTION OF DISPUTES HEREUNDER, EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO, AND WAIVES ANY OBJECTION TO, THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS LOCATED IN THE COUNTY OF DALLAS AND OF THE FEDERAL COURT LOCATED IN THE NORTHERN DISTRICT OF TEXAS.

     5.4 INVALID PROVISIONS. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty Agreement, such provision shall be fully severable and this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Guaranty Agreement, and the remaining provisions of this Guaranty Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Guaranty Agreement, unless such continued effectiveness of this Guaranty Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     5.5 ENTIRETY AND AMENDMENTS. This Guaranty Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and this Guaranty Agreement may be amended only by an instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

     5.6 PARTIES BOUND; ASSIGNMENT. This Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives; provided, however, that no Guarantor may, without the prior written consent of Administrative Agent, assign any of its rights, powers, duties, or obligations hereunder.

     5.7 HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty Agreement.

     5.8 MULTIPLE COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Guaranty Agreement by signing any such counterpart.

     5.9 RIGHTS AND REMEDIES. If any Guarantor becomes liable for any indebtedness owing by Borrower to the Credit Parties, by endorsement or otherwise, other than under this Guaranty Agreement, then such liability shall not be in any manner impaired or affected hereby and the rights of the Credit Parties hereunder shall be cumulative of any and all other rights that the Credit Parties (or any of them) may ever have against such Guarantor. The exercise by the Credit Parties of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5.10 WAIVER OF TRIAL BY JURY. EACH GUARANTOR HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY

AGREEMENT. THIS WAIVER IS IRREVOCABLE AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS, RENEWALS, EXTENSIONS, OR SUPPLEMENTS TO THIS GUARANTY AGREEMENT. IN THE EVENT OF LITIGATION, THIS GUARANTY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

     5.11 ADDITIONAL GUARANTORS. The initial Guarantors hereunder shall be each of the Consolidated Affiliates of Borrower that are signatories hereto and that are listed on SCHEDULE 1 attached hereto. From time to time subsequent to the time hereof, additional Consolidated Affiliates of Borrower may become parties hereto as additional guarantors (each an "ADDITIONAL GUARANTOR") by executing a counterpart of this Guaranty Agreement in the form of EXHIBIT A attached hereto. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent not to cause any Consolidated Affiliates of Borrower to become an Additional Guarantor hereunder. This Guaranty Agreement shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Guarantor hereunder.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGE FOLLOWS.]

                                  SCHEDULE 1

                                PROLOGIS TRUST
                             SUBSIDIARY GUARANTORS

ENTITY                                                 STATE OF FORMATION

SCI Houston Holdings, Inc.                             Delaware
ProLogis-Alabama (1) Incorporated                      Maryland
ProLogis-Alabama (2) Incorporated                      Maryland
ProLogis-North Carolina (1) Incorporated               Maryland
ProLogis-North Carolina (2) Incorporated               Maryland
PLD International Incorporated                         Delaware
ProLogis Management Incorporated                       Delaware
SCI Kansas City (1) Incorporated                       Delaware
International Industrial Investments Incorporated      Maryland
Security Capital Alabama Industrial Trust              Alabama
SCI Mexico Industrial Trust                            Maryland
SCI Limited Partnership I                              Delaware
SCI Limited Partnership II                             Delaware
SCI Limited Partnership III                            Delaware
SCI North Carolina Limited Partnership                 Delaware
Red Mountain Joint Venture                             Texas
1440 Goodyear Partners                                 Texas

                                   EXHIBIT A

                            TO SUBSIDIARY GUARANTY

                      COUNTERPART TO SUBSIDIARY GUARANTY

     In witness whereof, the undersigned Additional Guarantor has caused this Guaranty to be executed by delivered by its officer thereunto duly authorized as of _______________, 19____.

                                        ________________________________________
                                        [NAME OF ADDITIONAL GUARANTOR]


                                        By: ____________________________________
                                            Name:_______________________________
                                            Title:______________________________

Address for Notice:
__________________________________
__________________________________
__________________________________

                                 EXHIBIT H-1

                           BORROWER PLEDGE AGREEMENT

     THIS BORROWER PLEDGE AGREEMENT (this "AGREEMENT") is dated as of August 11, 1998, and entered into by and between PROLOGIS TRUST (formerly known as SECURITY CAPITAL INDUSTRIAL TRUST), a Maryland real estate investment trust ("PLEDGOR"), in favor of NATIONSBANK, N.A., a national banking association, for itself and as agent for and representative of (in such capacity herein called "SECURED PARTY") the Documentation Agent defined in the Credit Agreement defined below, the Syndication Agent defined in the Credit Agreement defined below, and the Lenders defined in the Credit Agreement defined below (collectively, the "CREDIT PARTIES").

                                R E C I T A L S
                                - - - - - - - -

     1. Reference is made to that certain Amended and Restated Credit Agreement dated as of August 11, 1998, by and between Pledgor, Secured Party, as Administrative Agent, the Documentation Agent defined therein, the Syndication Agent defined therein, and the Lenders defined therein (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT"), pursuant to which Lenders have made certain Commitments, subject to the terms and conditions set forth in the Credit Agreement, to make loans to Pledgor.

     2. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     3. Pledgor is the legal and beneficial owner of the intercompany indebtedness (collectively the "PLEDGED DEBT") described in PART A of SCHEDULE 1 attached hereto and issued by the corporations named therein and issued by the obligors named therein.

     4. To secure the Obligation, Pledgor will grant a security interest in, among other things, the Pledged Debt pursuant to this agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Secured Party, for the benefit of the Credit Parties, as follows:

     1.   PLEDGE OF SECURITY.  Pledgor hereby pledges and assigns to Secured
          ------------------
Party, for the ratable benefit of the Credit Parties, and hereby grants to Secured Party, for the ratable benefit of the Credit Parties, a security interest in, all of Pledgor's right, title, and interest in and to the following (the "COLLATERAL"):

     (A) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

     (B) all additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt (which indebtedness shall be deemed to be part of the Pledged Debt) and the instruments evidencing such indebtedness, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

     (C) all indebtedness from time to time owed to Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, any Unconsolidated Affiliate of Pledgor (which indebtedness shall be deemed to be part of the Pledged Debt) if the indebtedness of such Person to Pledgor equals or exceeds $5,000,000 individually or in the aggregate, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

     (D) to the extent not included in any other paragraph of this SECTION 1, all other general intangibles (including without limitation, tax refunds and rights to demand issuance of a certificate evidencing the Collateral), arising out of or in connection with rights to payment or performance, choses in action, and judgments taken on any rights or claims included in the Collateral;

     (E) all of Pledgor's right, title, and interest in and to all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

     (F) to the extent not covered by CLAUSES (A) through (E) above, all proceeds of any or all of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Collateral.

     2.   SECURITY FOR OBLIGATIONS.  This Agreement secures, and the Collateral
          ------------------------
is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all renewals or extensions thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer, or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

     3.   DELIVERY OF COLLATERAL; RELEASE OF COLLATERAL.
          ---------------------------------------------

     (A) All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 6(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     (B) If the indebtedness of any obligor with respect to the Pledged Debt or any other indebtedness pledged hereunder is less than $5,000,000 individually or in the aggregate, then, upon the request of Pledgor so long as no Event of Default exists, Secured Party shall release such Collateral and all certificates or instruments representing or evidencing such Collateral shall be delivered to Pledgor.

     4.   REPRESENTATIONS AND WARRANTIES.  Pledgor represents and warrants as
          ------------------------------
follows:

     (A)  DUE AUTHORIZATION, ETC. OF COLLATERAL.  All of the Pledged Debt has
          -------------------------------------
been duly authorized, authenticated or issued, and delivered and is the legal, valid, and binding obligation of the issuers thereof, subject to the general laws of insolvency (including the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), and is not in default.

     (B)  DESCRIPTION OF COLLATERAL.  The Pledged Debt constitutes all of the
          -------------------------
issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

     (C)  OWNERSHIP OF COLLATERAL.  Pledgor is the legal, record, and beneficial
          -----------------------
owner of the Collateral free and clear of any Lien except for the security interest created by this Agreement.

     (D)  GOVERNMENTAL AUTHORIZATIONS.  No authorization, approval, or other
          ---------------------------
action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge by Pledgor of the Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery, or performance of this Agreement by Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Collateral by laws affecting the offering and sale of securities generally).

     (E)  PERFECTION.  The pledge of the Collateral pursuant to this Agreement
          ----------
creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

     (F)  OTHER INFORMATION.  All information heretofore, herein or hereafter
          -----------------
supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is accurate and complete in all material respects.

     5.   ASSURANCES AND COVENANTS OF PLEDGOR.
          -----------------------------------

     (A)  TRANSFERS AND OTHER LIENS.  Pledgor shall not:
          -------------------------

          (I) except as expressly permitted by the Credit Agreement, sell, assign (by operation of law or otherwise), pledge, or hypothecate or otherwise dispose of, or grant any option with respect to, any of the Collateral; or

          (II) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for Permitted Encumbrances.

     (B) ADDITIONAL COLLATERAL.  Pledgor shall (i) pledge hereunder, immediately
         ---------------------
upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, an Unconsolidated Affiliate of Pledgor if the indebtedness of such Person to Pledgor equals or exceeds $5,000,000 individually or in the aggregate.

     (C) PLEDGE AMENDMENTS.  Pledgor shall, upon obtaining any additional
         -----------------
indebtedness required to be pledged hereunder as provided in SECTION 5(B), promptly (and in any event within five (5) Business Days) deliver to Secured Party a Pledge and Security Amendment, duly executed by Pledgor, in substantially the form of EXHIBIT A attached hereto (a "PLEDGE AND SECURITY AMENDMENT"), in respect of the additional Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge and Security Amendment to this Agreement and agrees that all Pledged Debt listed on any Pledge and Security Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; provided that the failure of Pledgor to execute a Pledge and Security Amendment with respect to any additional Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     (D) LOSS OR DEPRECIATION OF COLLATERAL.  Pledgor shall promptly notify
         ----------------------------------
Secured Party of any event of which such becomes aware causing material loss or depreciation in the value of any portion of the Collateral.

     (E) WRITTEN NOTICES.  Pledgor shall promptly deliver to Secured Party all
         ---------------
written notices received by it with respect to the Collateral.

     (F) TAXES AND ASSESSMENTS.  Pledgor shall pay promptly when due all taxes,
         ---------------------
assessments, and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings and in which reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP, have been made or provided therefor; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies, or claims not later than five (5) days prior to the date of any proposed sale under any judgement, writ, or warrant of attachment entered or filed against Pledgor or any of the Collateral as a result of the failure to make such payment.

     (G) FURTHER ASSURANCES; PERFECTION.  Pledgor shall from time to time, at
         ------------------------------
the expense of Pledgor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will:

         (I) at the request of Secured Party, mark conspicuously each item of its records pertaining to the Collateral with a legend in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby;

          (II) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; and

          (III) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Collateral.

     (H)  AUTHORIZATION TO FILE FINANCING STATEMENTS.
          ------------------------------------------

          (I) Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, in such filing offices as Secured Party shall deem appropriate, and Pledgor shall execute and deliver to Secured Party such financing or continuation statements, and amendments thereto, promptly upon the request of Secured Party and shall pay Secured Party's reasonable costs and expenses incurred in connection therewith.

          (II) Pledgor hereby further authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor, and Pledgor agrees that a carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Pledgor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

     6.   RIGHT TO RECEIVE PAYMENTS.
          --------------------------

     (A)  So long as no Event of Default shall have occurred and be continuing:

          (I) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all interest paid in respect of the Collateral; provided, however, that any and all interest paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral shall be, and shall forthwith be delivered to Secured Party to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements); and

          (II) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to receive the principal or interest payments which it is authorized to receive and retain pursuant to PARAGRAPH (I) above.

     (B)  Upon the occurrence and during the continuation of an Event of
     Default:

          (I) all rights of Pledgor to receive the interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 6(A)(I) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such interest payments; and

          (II) all principal and interest payments which are received by Pledgor contrary to the provisions of this SECTION 6(B)(I) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

     (C) Notwithstanding any of the foregoing, Pledgor agrees that this Agreement shall not in any way be deemed to obligate Secured Party or any Lender to assume any of Pledgor's obligations, duties, expenses, or liabilities arising out of this Agreement (including, without limitation, Pledgor's obligations as the holder of the Pledged Debt) or under any and all other agreements now existing or hereafter drafted or executed (collectively, the "PLEDGOR OBLIGATIONS") unless Secured Party or Lender otherwise expressly agrees to assume any or all of said Pledgor Obligations in writing. Without limiting the generality of the foregoing, neither the grant of the security interest in the Collateral in favor of Secured Party as provided herein nor the exercise by Secured Party of any of its rights hereunder nor any action by Secured Party in connection with a foreclosure on the Collateral shall be deemed to constitute Secured Party as a partner of any partnership or a member of any limited liability company; provided, however, that in the event Secured Party or any Lender elects to become a substituted partner of any partnership or a member of any limited liability company in place of Pledgor, Secured Party or such Lender, as the case may be, shall be entitled to and shall become such a substitute partner or member.

     7.   SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Pledgor hereby irrevocably
          ----------------------------------------
appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

     (A) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor;

     (B) subsequent to an Event of Default, to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (C) subsequent to an Event of Default, to receive, endorse, and collect any instruments made payable to Pledgor representing any principal, or interest payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same; and

     (D) subsequent to an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

     8.   SECURED PARTY MAY PERFORM.  If Pledgor fails to perform any agreement
          -------------------------
contained herein, then Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under SECTION 12(B).

     9.   STANDARD OF CARE.  The powers conferred on Secured Party hereunder are
          ----------------
solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters,
(b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, or (d) initiating any action to protect the Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

     10.  REMEDIES.  If any Event of Default shall have occurred and be
          --------
continuing, then Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as adopted in the State of Texas (the "CODE") (whether or not the Code applies to the affected Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay, and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, then Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

     11.  APPLICATION OF PROCEEDS.  Except as expressly provided elsewhere in
          -----------------------
this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection, or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities, and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with SECTION 12;

          SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the Credit Parties); and

          THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     12.  INDEMNITY AND EXPENSES.
          ----------------------

     (A) Pledgor agrees to indemnify each Credit Party from and against any and all claims, losses, and liabilities in any way relating to, growing out of, or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses, or liabilities result solely from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     (B) Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

     13.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This Agreement shall
          -----------------------------------------------
create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations and the cancellation or termination of the Commitments, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing CLAUSE (C), but subject to the provisions of SECTION 13.11 of the Credit Agreement, any Lender may assign or otherwise transfer any of its Rights and obligations to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     14.  SECURED PARTY AS AGENT.
          ----------------------

     (A) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

     (B) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under SECTION 12.1 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

     15.  AMENDMENTS; ETC.  No amendment, modification, termination, or waiver
          ----------------
of any provision of this Agreement, and no consent to any departure by Pledgor from the terms and conditions hereof, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     16.  NOTICES.  Any notice or other communication herein required or
          -------
permitted to be given shall be in writing and may be personally served, telexed, or sent by telecopy or United States mail or courier service to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Such notice or other communication shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or three (3) Business Days after depositing it in the United states mail with postage prepaid and properly addressed; provided that any notice, request, or demand to or upon Administrative Agent or Lenders shall not be effective until received.

     17.  FAILURE OR INDULGENCE NOT WAIVER: REMEDIES CUMULATIVE.  No failure or
          -----------------------------------------------------
delay on the part of Secured Party in the exercise of any power, right, or privilege hereunder shall impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise thereof or of any other power, right, or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     18.  SEVERABILITY.  In case any provision in or obligation under this
          ------------
Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     19.  HEADINGS.  SECTION and subsection headings in this Agreement are
          --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     20.  GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
          --------------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Code are used herein as therein defined.

     21.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL
          ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided on the signature page hereof, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction.

     22.  WAIVER OF JURY TRIAL. PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE
          --------------------
THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Secured Party each acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     23.  COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                          SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its respective officers thereunto duly authorized as of the date first written above.


                                     PROLOGIS TRUST (formerly known as SECURITY
                                     CAPITAL INDUSTRIAL TRUST), a Maryland real estate investment trust, as Borrower

                                     By: _______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                  SCHEDULE 1

                                    PART A
                                    ------


Pledged Debt
---------------------------------------------------------------------------
 Maker                               Date                Amount
---------------------------------------------------------------------------
 None
---------------------------------------------------------------------------

                                   EXHIBIT A

                               PLEDGE AMENDMENT

     This Pledge Amendment, dated__________, 19___, is delivered pursuant to
SECTION 6(C) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Borrower Pledge Agreement dated as of August ___, 1998, between the undersigned and NationsBank, N.A., as successor in interest by merger to NationsBank of Texas, N.A., as Secured Party (the "PLEDGE AGREEMENT;" capitalized terms defined therein being used herein as therein defined), and that the Pledged Debt listed on this Pledge Amendment shall be deemed to be part of the Pledged Debt and shall become part of the Collateral and shall secure all Secured Obligations.

                              PROLOGIS TRUST (FORMERLY KNOWN AS
                              SECURITY CAPITAL INDUSTRIAL TRUST),
                              a Maryland real estate investment trust, as Borrower


                              By:_____________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________



--------------------------------------------------------------------------------
Debt Issuer                                            Amount of Indebtedness
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  EXHIBIT H-2

                          SUBSIDIARY PLEDGE AGREEMENT

     THIS SUBSIDIARY PLEDGE AGREEMENT (this "AGREEMENT") is dated as of August 11, 1998, and entered into by and between _________________, a ________________
("PLEDGOR"), in favor of NATIONSBANK, N.A., a national banking association, for itself and as agent for and representative of (in such capacity herein called "SECURED PARTY") the Documentation Agent defined in the Credit Agreement defined below, the Syndication Agent defined in the Credit Agreement defined below, and the Lenders defined in the Credit Agreement defined below (collectively, the "CREDIT PARTIES").

                                R E C I T A L S
                                - - - - - - - -

     1. Reference is made to that certain Amended and Restated Credit Agreement dated as of August 11, 1998, by and between PROLOGIS TRUST (formerly known as SECURITY CAPITAL INDUSTRIAL TRUST), a Maryland real estate investment trust ("BORROWER"), Secured Party, as Administrative Agent, the Documentation Agent defined therein, the Syndication Agent defined therein, and the Lenders defined therein (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT"), pursuant to which Lenders have made certain Commitments, subject to the terms and conditions set forth in the Credit Agreement, to make loans to Borrower.

     2. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     3. Pledgor is the legal and beneficial owner of the intercompany indebtedness (collectively the "PLEDGED DEBT") described in PART A of SCHEDULE 1 attached hereto and issued by the corporations named therein and issued by the obligors named therein.

     4. To secure the Obligation, Pledgor will grant a security interest in, among other things, the Pledged Debt pursuant to this agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Secured Party, for the benefit of the Credit Parties, as follows:

     1.   PLEDGE OF SECURITY.  Pledgor hereby pledges and assigns to Secured
          ------------------
Party, for the ratable benefit of the Credit Parties, and hereby grants to Secured Party, for the ratable benefit of the Credit Parties, a security interest in, all of Pledgor's right, title, and interest in and to the following (the "COLLATERAL"):

     (A) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

     (B) all additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt (which indebtedness shall be deemed to be part of the Pledged Debt) and the instruments evidencing such indebtedness, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

     (C) all indebtedness from time to time owed to Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, any Unconsolidated Affiliate of Pledgor (which indebtedness shall be deemed to be part of the Pledged Debt) if the indebtedness of such Person to Pledgor equals or exceeds $5,000,000 individually or in the aggregate, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

     (D) to the extent not included in any other paragraph of this SECTION 1, all other general intangibles (including without limitation, tax refunds and rights to demand issuance of a certificate evidencing the Collateral), arising out of or in connection with rights to payment or performance, choses in action, and judgments taken on any rights or claims included in the Collateral;

     (E) all of Pledgor's right, title, and interest in and to all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

     (F) to the extent not covered by CLAUSES (A) through (E) above, all proceeds of any or all of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Collateral.

     2.   SECURITY FOR OBLIGATIONS.  This Agreement secures, and the Collateral
          ------------------------
is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all renewals or extensions thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer, or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

     3.   DELIVERY OF COLLATERAL; RELEASE OF COLLATERAL.
          ---------------------------------------------

     (A) All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 6(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     (B) If the indebtedness of any obligor with respect to the Pledged Debt or any other indebtedness pledged hereunder is less than $5,000,000 individually or in the aggregate, then, upon the request of Pledgor so long as no Event of Default exists, Secured Party shall release such Collateral and all certificates or instruments representing or evidencing such Collateral shall be delivered to Pledgor.

     4.   REPRESENTATIONS AND WARRANTIES.  Pledgor represents and warrants as
          ------------------------------
follows:

     (A)  DUE AUTHORIZATION, ETC. OF COLLATERAL.  All of the Pledged Debt has
          -------------------------------------
been duly authorized, authenticated or issued, and delivered and is the legal, valid, and binding obligation of the issuers thereof, subject to the general laws of insolvency (including the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), and is not in default.

     (B)  DESCRIPTION OF COLLATERAL.  The Pledged Debt constitutes all of the
          -------------------------
issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

     (C)  OWNERSHIP OF COLLATERAL.  Pledgor is the legal, record, and beneficial
          -----------------------
owner of the Collateral free and clear of any Lien except for the security interest created by this Agreement.

     (D)  GOVERNMENTAL AUTHORIZATIONS.  No authorization, approval, or other
          ---------------------------
action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge by Pledgor of the Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery, or performance of this Agreement by Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Collateral by laws affecting the offering and sale of securities generally).

     (E)  PERFECTION.  The pledge of the Collateral pursuant to this Agreement
          ----------
creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

     (F)  OTHER INFORMATION.  All information heretofore, herein or hereafter
          -----------------
supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is accurate and complete in all material respects.

     5.   ASSURANCES AND COVENANTS OF PLEDGOR.
          -----------------------------------

     (A)  TRANSFERS AND OTHER LIENS.  Pledgor shall not:
          -------------------------

          (I) except as expressly permitted by the Credit Agreement, sell, assign (by operation of law or otherwise), pledge, or hypothecate or otherwise dispose of, or grant any option with respect to, any of the Collateral; or

          (II) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for Permitted Encumbrances.

     (B)  ADDITIONAL COLLATERAL. Pledgor shall (i) pledge hereunder, immediately
          ---------------------
upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, any Unconsolidated Affiliate of Pledgor if the indebtedness of such Person to Pledgor equals or exceeds $5,000,000 individually or in the aggregate.

     (C)  PLEDGE AMENDMENTS.  Pledgor shall, upon obtaining any additional
          -----------------
indebtedness required to be pledged hereunder as provided in SECTION 5(B), promptly (and in any event within five (5) Business Days) deliver to Secured Party a Pledge and Security Amendment, duly executed by Pledgor, in substantially the form of EXHIBIT A attached hereto (a "PLEDGE AND SECURITY AMENDMENT"), in respect of the additional Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge and Security Amendment to this Agreement and agrees that all Pledged Debt listed on any Pledge and Security Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; provided that the failure of Pledgor to execute a Pledge and Security Amendment with respect to any additional Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     (D)  LOSS OR DEPRECIATION OF COLLATERAL.  Pledgor shall promptly notify
          ----------------------------------
Secured Party of any event of which such becomes aware causing material loss or depreciation in the value of any portion of the Collateral.

     (E)  WRITTEN NOTICES.  Pledgor shall promptly deliver to Secured Party all
          ---------------
written notices received by it with respect to the Collateral.

     (F)  TAXES AND ASSESSMENTS.  Pledgor shall pay promptly when due all taxes,
          ---------------------
assessments, and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings and in which reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP, have been made or provided therefor; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies, or claims not later than five (5) days prior to the date of any proposed sale under any judgement, writ, or warrant of attachment entered or filed against Pledgor or any of the Collateral as a result of the failure to make such payment.

     (G)  FURTHER ASSURANCES; PERFECTION.  Pledgor shall from time to time, at
          ------------------------------
the expense of Pledgor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will:

          (I) at the request of Secured Party, mark conspicuously each item of its records pertaining to the Collateral with a legend in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby;

          (II) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; and

          (III) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Collateral.

     (H)  AUTHORIZATION TO FILE FINANCING STATEMENTS.
          ------------------------------------------

          (I) Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, in such filing offices as Secured Party shall deem appropriate, and Pledgor shall execute and deliver to Secured Party such financing or continuation statements, and amendments thereto, promptly upon the request of Secured Party and shall pay Secured Party's reasonable costs and expenses incurred in connection therewith.

          (II) Pledgor hereby further authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor, and Pledgor agrees that a carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Pledgor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

     6.   RIGHT TO RECEIVE PAYMENTS.
          --------------------------

     (A)  So long as no Event of Default shall have occurred and be continuing:

          (I) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all interest paid in respect of the Collateral; provided, however, that any and all interest paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral shall be, and shall forthwith be delivered to Secured Party to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements); and

          (II) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to receive the principal or interest payments which it is authorized to receive and retain pursuant to PARAGRAPH (I) above.

     (B)  Upon the occurrence and during the continuation of an Event of
     Default:

          (I) all rights of Pledgor to receive the interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 6(A)(I) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such interest payments; and

          (II) all principal and interest payments which are received by Pledgor contrary to the provisions of this SECTION 6(B)(I) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

     (C) Notwithstanding any of the foregoing, Pledgor agrees that this Agreement shall not in any way be deemed to obligate Secured Party or any Lender to assume any of Pledgor's obligations, duties, expenses, or liabilities arising out of this Agreement (including, without limitation, Pledgor's obligations as the holder of the Pledged Debt) or under any and all other agreements now existing or hereafter drafted or executed (collectively, the "PLEDGOR OBLIGATIONS") unless Secured Party or Lender otherwise expressly agrees to assume any or all of said Pledgor Obligations in writing. Without limiting the generality of the foregoing, neither the grant of the security interest in the Collateral in favor of Secured Party as provided herein nor the exercise by Secured Party of any of its rights hereunder nor any action by Secured Party in connection with a foreclosure on the Collateral shall be deemed to constitute Secured Party as a partner of any partnership or a member of any limited liability company; provided, however, that in the event Secured Party or any Lender elects to become a substituted partner of any partnership or a member of any limited liability company in place of Pledgor, Secured Party or such Lender, as the case may be, shall be entitled to and shall become such a substitute partner or member.

     7.   SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Pledgor hereby irrevocably
          ----------------------------------------
appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

     (A) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor;

     (B) subsequent to an Event of Default, to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (C) subsequent to an Event of Default, to receive, endorse, and collect any instruments made payable to Pledgor representing any principal, or interest payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same; and

     (D) subsequent to an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

     8.   SECURED PARTY MAY PERFORM.  If Pledgor fails to perform any agreement
          -------------------------
contained herein, then Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under SECTION 12(B).

     9.   STANDARD OF CARE.  The powers conferred on Secured Party hereunder are
          ----------------
solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters,
(b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, or (d) initiating any action to protect the Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

     10.  REMEDIES.  If any Event of Default shall have occurred and be
          --------
continuing, then Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as adopted in the State of Texas (the "CODE") (whether or not the Code applies to the affected Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay, and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, then Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

     11.  APPLICATION OF PROCEEDS.  Except as expressly provided elsewhere in
          -----------------------
this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection, or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities, and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with SECTION 12;

          SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the Credit Parties); and

          THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     12.  INDEMNITY AND EXPENSES.
          ----------------------

     (A) Pledgor agrees to indemnify each Credit Party from and against any and all claims, losses, and liabilities in any way relating to, growing out of, or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses, or liabilities result solely from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     (B) Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

     13.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This Agreement shall
          -----------------------------------------------
create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations and the cancellation or termination of the Commitments, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing CLAUSE (C), but subject to the provisions of SECTION 13.11 of the Credit Agreement, any Lender may assign or otherwise transfer any of its Rights and obligations to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     14.  SECURED PARTY AS AGENT.
          ----------------------

     (A) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

     (B) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under SECTION 12.1 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

     15.  AMENDMENTS; ETC.  No amendment, modification, termination, or waiver
          ----------------
of any provision of this Agreement, and no consent to any departure by Pledgor from the terms and conditions hereof, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     16.  NOTICES.  Any notice or other communication herein required or
          -------
permitted to be given shall be in writing and may be personally served, telexed, or sent by telecopy or United States mail or courier service to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Such notice or other communication shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or three (3) Business Days after depositing it in the United states mail with postage prepaid and properly addressed; provided that any notice, request, or demand to or upon Administrative Agent or Lenders shall not be effective until received.

     17.  FAILURE OR INDULGENCE NOT WAIVER: REMEDIES CUMULATIVE.  No failure or
          -----------------------------------------------------
delay on the part of Secured Party in the exercise of any power, right, or privilege hereunder shall impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise thereof or of any other power, right, or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     18.  SEVERABILITY.  In case any provision in or obligation under this
          ------------
Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     19.  HEADINGS.  SECTION and subsection headings in this Agreement are
          --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     20.  GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
          --------------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Code are used herein as therein defined.

     21.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL
          ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided on the signature page hereof, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction.

     22.  WAIVER OF JURY TRIAL. PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE
          --------------------
THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Secured Party each acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     23.  COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                          SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its respective officers thereunto duly authorized as of the date first written above.




                              ______________________________________, as Pledgor


                              By:______________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  SCHEDULE 1

                                    PART A
                                    ------


Pledged Debt
--------------------------------------------------------------------------------
  Maker                                           Date                Amount
--------------------------------------------------------------------------------
  None
--------------------------------------------------------------------------------

                                   EXHIBIT A

                               PLEDGE AMENDMENT

     This Pledge Amendment, dated ___________, 19___, is delivered pursuant to
SECTION 6(C) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Borrower Pledge Agreement dated as of August ___, 1998, between the undersigned and NationsBank, N.A., as successor in interest by merger to NationsBank of Texas, N.A., as Secured Party (the "PLEDGE AGREEMENT;" capitalized terms defined therein being used herein as therein defined), and that the Pledged Debt listed on this Pledge Amendment shall be deemed to be part of the Pledged Debt and shall become part of the Collateral and shall secure all Secured Obligations.


                                         ____________________________
                                  as Pledgor

                                        By:___________________________________
                                           Name:______________________________
                                           Title:_____________________________


--------------------------------------------------------------------------------
Debt Issuer                                          Amount of Indebtedness
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------